As filed with the Securities and Exchange Commission on February 11, 1999


                                                      Registration No. 333-55753

--------------------------------------------------------------------------------

                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549


                               AMENDMENT NO. 3 TO


                                    FORM S-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Baron Capital Properties, L.P.
             (Exact name of registrant as specified in its charter)

      Delaware                         6798                      31-1574856
  (State or other          (Primary Standard Industrial      (I.R.S. Employer
  jurisdiction of          Classification Code Number)       Identification No.)
  incorporation or
  organization)

                               Baron Capital Trust
             (Exact name of registrant as specified in its charter)

     Delaware                          6798                      31-1584691
 (State or other          (Primary Standard Industrial      (I.R.S. Employer
 jurisdiction of          Classification Code Number)       Identification No.)
 incorporation or
 organization)

                                                     Gregory K. McGrath
       7826 Cooper Road                               7826 Cooper Road
    Cincinnati, Ohio 45242                         Cincinnati, Ohio 45242
        (513) 984-5001                                 (513) 984-5001
(Address, including ZIP Code and             (Address, including ZIP Code and
telephone number, including area             telephone number, including area
code, of registrants' principal              code, of registrants' principal
      executive offices)                           executive offices)

                                   Copies to:
                             Dennis P. Spates, Esq.
                          Schoeman, Marsh & Updike, LLP
                         60 East 42nd Street, 39th Floor
                            New York, New York 10165
                                 (212) 661-5030

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the Registration Statement becomes effective.

                         CALCULATION OF REGISTRATION FEE

Title of each class of        Dollar amount to be    Proposed maximum           Proposed maximum            Amount of
securities to be registered   registered             offering price per unit    aggregate offering price    registration fee (1)
---------------------------------------------------------------------------------------------------------------------------------
2,500,000 Units of
Limited Partnership
Interest                      $25,000,000            $10.00                     $25,000,000                 $7,576.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2,500,000 Common
Shares of Beneficial
Interest in Baron Capital
Trust into which the
registered Units will be
exchangeable                  N/A                    N/A                        N/A                         N/A
---------------------------------------------------------------------------------------------------------------------------------

(1)        Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                    EXHIBIT C

                       FINANCIAL STATEMENTS OF THE TRUST,
                          THE OPERATING PARTNERSHIP AND
                            THE MANAGING SHAREHOLDER

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----
BARON CAPITAL TRUST

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .................... C-2

    FINANCIAL STATEMENTS

        February 3, 1998 Balance Sheet (audited) .......................... C-3
        Notes ............................................................. C-4
        September 30, 1998 and from Commencement of Operations
            (February 3, 1998) through September 30, 1998 (unaudited)
            Condensed Balance Sheet ....................................... C-5
            Condensed  Statement of Operations ............................ C-6
            Condensed Statement of Shareholders' Equity ................... C-7
            Condensed Statement of Cash Flows ............................. C-8
            Notes ......................................................... C-9
            Pro forma Balance Sheet (minimum/maximum Exchange Offering) ... C-13 Pro forma Statement of Operations (maximum Exchange Offering) . C-14

BARON CAPITAL PROPERTIES, L.P.

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .................... C-15

    FINANCIAL STATEMENTS


        February 3, 1998 Balance Sheet (audited) .......................... C-16
        Notes ............................................................. C-17
        September 30, 1998 and from Commencement of Operations
            (February 3, 1998) through September 30, 1998 (unaudited)
            Condensed Balance Sheet ....................................... C-18
            Condensed Statement of Operations ............................. C-19
            Condensed Statement of Partners' Capital ...................... C-20
            Condensed Statement of Cash Flows ............................. C-21
            Notes ......................................................... C-22
            Pro forma Balance Sheet (maximum Exchange Offering) ........... C-26
            Pro forma Statement of Operations (maximum Exchange Offering) . C-27
            Pro forma Balance Sheet (minimum Exchange Offering) ........... C-28
            Pro forma Statement of Operations (minimum Exchange Offering) . C-29

BARON ADVISORS, INC

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .................... C-30

    FINANCIAL STATEMENTS

        February 28, 1998 Balance Sheet (audited) ......................... C-31
        Notes ............................................................. C-32
        September 30, 1998 Balance Sheet (unaudited) ...................... C-33
        Notes ............................................................. C-34

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Trustees and Shareholders
Baron Capital Trust
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Capital Trust (the "Trust") as of February 3, 1998. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Baron Capital Trust as of February 3, 1998 in conformity with generally accepted accounting principles.


                              RACHLIN COHEN & HOLTZ

Miami, Florida
March 20, 1998

                               BARON CAPITAL TRUST

                                  BALANCE SHEET

                                FEBRUARY 3, 1998


                                     ASSETS

Current Assets:
   Cash                                                                     $100
                                                                            ====

                              SHAREHOLDERS' EQUITY

Shareholders' Equity:
   Common shares, no par value; 25,000,000 shares
      authorized; none issued and outstanding                               $ --
   Additional paid-in-capital                                                100
                                                                            ----
                                                                            $100
                                                                            ====

                       See notes to financial statements.

                               BARON CAPITAL TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                FEBRUARY 3, 1998




NOTE 1. ORGANIZATION

     Baron Capital Trust (the "Trust") was organized as a business trust in Delaware on July 31, 1997. The Trust and its affiliate, Baron Capital Properties, L.P. (the "Operating Partnership"), a Delaware limited partnership, constitute an integrated real estate company which has been organized to indirectly acquire equity interests in residential apartment properties located in the United States and to provide or acquire mortgage loans secured by such types of property. The Trust intends to acquire, own, operate, manage and improve residential apartment properties for long-term ownership, and thereby to seek to maximize current and long-term income and the value of its assets.

     The Managing Shareholder of the Trust is Baron Advisors, Inc., a Delaware corporation which will manage the operations of the Trust and the Operating Partnership subject to the supervisory authority of the Board of the Trust over the activities of the Trust and the Operating Partnership and the Board's prior approval authority in respect of certain actions of the Trust and the Operating Partnership specified in the Declaration of Trust of the Trust.

     The Trust's Declaration authorizes it to issue up to 25,000,000 shares of beneficial interest, no par value per share, consisting of common shares and of preferred shares of such classes with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the Managing Shareholder may create and authorize from time to time in accordance with Delaware law and the Declaration. Prior to the proposed offering referred to below, there were no shares outstanding.

     The Trust commenced operations on February 3, 1998, at which time it received its initial capital contribution.

NOTE 3. PROPOSED PUBLIC OFFERING

     The Trust is proposing to offer, in an initial public offering, a maximum of 2,500,000 common shares of beneficial interest in the Trust at $10 per common share, which is payable in full upon subscription, for proposed total gross proceeds of $25,000,000. Funds received will be held in escrow until the minimum of 50,000 common shares is sold. All of the common shares to be issued or sold by the Trust in the offering will be tradable without restriction under the Securities Act, but will be subject to certain restrictions designed to permit the Trust to qualify and maintain its status as a Real Estate Investment Trust under the Internal Revenue Code.

                              BARON CAPITAL TRUST
                             CONDENSED BALANCE SHEET
                               September 30, 1998
                                   (UNAUDITED)


                                     ASSETS

Investment in Baron Capital Properties, L.P.                        $ 2,293,432
Cash                                                                    291,387
Cash held in escrow                                                      16,300
Other Receivables                                                           400
                                                                    -----------

          Total assets                                              $ 2,601,519
                                                                    ===========



                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
          Accounts payable and accrued liabilities:
                 Managing shareholder                                      --
                 Commissions                                               --
                                                                    -----------
                                                                           --
                                                                    -----------

Shareholders' Equity:
          Common shares, no par value; 25,000,000 shares              3,476,228
          authorized; 379,496 shares issued and outstanding,
          a change of 186,373 shares
          Deficit                                                      (874,709)
                                                                    -----------
                                                                      2,601,519
                                                                    -----------

          Total liabilities and shareholders' equity                $ 2,601,519
                                                                    ===========



                        See notes to financial statements

                               BARON CAPITAL TRUST
                        CONDENSED STATEMENT OF OPERATIONS
                         FROM COMMENCEMENT OF OPERATIONS
                    (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                                                        From Commencement
                                                                          of Operations
                                                                      (February 3, 1998) To
                                                                       September 30, 1998
                                                                       ------------------
Revenue:
        Interest Income                                                     $   1,064


Costs and Expenses:
        Advisory and investment fees - managing shareholder                   182,110
        General and administrative expenses                                    13,855
                                                                            ---------
               Total costs and expenses                                       195,965
                                                                            ---------


Net Loss from Investment in Baron Capital Properties, LP                     (679,808)
                                                                            ---------

Net Loss                                                                    $(874,709)
                                                                            =========

Net Loss per Common Share                                                   $   (2.25)
                                                                            =========



                        See notes to financial statements

                               BARON CAPITAL TRUST
                   CONDENSED STATEMENT OF SHAREHOLDERS' EQUITY
    FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                      Common Stock
                               -------------------------
                                  Shares        Amount        Deficit         Total
                               -----------   -----------    -----------    -----------
Initial Capital Contribution          --     $       100    $      --      $       100

Issuance of Common Shares          379,496     3,491,362           --        3,491,362

Return of Capital                     --         (15,234)          --          (15,234)

Net Loss                              --            --         (874,709)   $  (874,709)
                               -----------   -----------    -----------    -----------

Balance, September 30, 1998        379,496   $ 3,476,228    $  (874,709)   $ 2,601,519
                               ===========   ===========    ===========    ===========



                        See notes to financial statements

                               BARON CAPITAL TRUST
                        CONDENSED STATEMENT OF CASH FLOWS
    FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
    Net loss                                                        $  (874,709)
    Adjustments to reconcile net loss to net cash
       provided by operating activities:
            Increase in accounts payable and accrued liabilities,          --
                managing shareholder
    Increase in accounts receivable                                        (400)
                                                                    -----------
                   Net cash used in operating activities               (875,109)
                                                                    -----------

Cash Flows from Investing Activities:
    Investment in Baron Capital Properties, L.P.                     (2,293,432)
                                                                    -----------

Cash Flows from Financing Activities:
    Proceeds from issuance of common shares                           3,476,228
    Accrued comm in connection with issuance of common shares              --
    Cash held in escrow                                                 (16,300)
                                                                    -----------
                   Net cash provided by financing activities          3,459,928
                                                                    -----------

Net Increase in Cash                                                    291,387

Cash, Beginning                                                            --
                                                                    -----------

Cash, Ending                                                        $   291,387
                                                                    ===========





                        See notes to financial statements

                               BARON CAPITAL TRUST

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                                   (UNAUDITED)

NOTE 1. ORGANIZATION

     Baron Capital Trust (the "Trust") was organized as a business trust in Delaware on July 31, 1997. The Trust and its affiliate, Baron Capital Properties, L.P. (the "Operating Partnership"), a Delaware limited partnership, constitute an integrated real estate company which has been organized to indirectly acquire equity interests in residential apartment properties located in the United States and to provide or acquire mortgage loans secured by such types of property. The Trust intends to acquire, own, operate, manage and improve residential apartment properties for long-term ownership, and thereby to seek to maximize current and long-term income and the value of its assets.

     The Managing Shareholder of the Trust is Baron Advisors, Inc., a Delaware corporation which will manage the operations of the Trust and the Operating Partnership subject to the supervisory authority of the Board of the Trust over the activities of the Trust and the Operating Partnership and the Board's prior approval authority in respect of certain actions of the Trust and the Operating Partnership specified in the Declaration of Trust of the Trust.

     The Trust's Declaration authorizes it to issue up to 25,000,000 shares of beneficial interest, no par value per share, consisting of common shares and of preferred shares of such classes with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the Managing Shareholder may create and authorize from time to time in accordance with Delaware law and the Declaration. Prior to the proposed offering referred to below, there were no shares outstanding.

     The Trust commenced operations on February 3, 1998, at which time it received its initial capital contribution. As a result, the statements of operations and cash flows have been presented for the period from commencement of operations (February 3, 1998) to September 30, 1998.

NOTE 2. BASIS OF PRESENTATION

     The accompanying unaudited financial statements as of September 30, 1998 have been prepared in accordance with generally accepted accounting principles for interim financial information and with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, these condensed financial statements reflect all adjustments, which, in the opinion of management, are necessary for a fair presentation of financial position as of September 30, 1998 and results of operations and cash flows for the period from commencement of operations (February 3, 1998) to September 30, 1998. All such adjustments are of a normal recurring nature. The results of operations for interim periods are not necessarily indicative of the results to be expected for a full year.

                               BARON CAPITAL TRUST

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (Continued)

                                   (UNAUDITED)


NOTE 3. PUBLIC OFFERING

     In May 1998, the Trust commenced an initial public offering of a maximum of 2,500,000 common shares of beneficial interest in the Trust at $10 per common share, which is payable in full upon subscription, for total maximum gross proceeds of $25,000,000. Funds were held in escrow until the minimum of 50,000 common shares were sold. All of the common shares issued or sold by the Trust in the offering are tradable without restriction under the Securities Act, but are subject to certain restrictions designed to permit the Trust to qualify and maintain its status as a Real Estate Investment Trust under the Internal Revenue Code.

     In connection with this public offering, the Trust issued and had outstanding 379,496 shares through September 30, 1998 for proceeds of
     $3,476,228, net of related costs (primarily commissions). Of the net proceeds received, the Trust invested $2,973,240 in Baron Capital Properties, L.P. of which the Trust is the sole general partner and a limited partner (the "Operating Partnership").


NOTE 4. RELATED PARTY TRANSACTIONS

     Trust Management Agreement

     The Trust has entered into a Trust Management Agreement with Baron Advisors, Inc., the Managing Shareholder of the Trust (the "Managing Shareholder") under which the Managing Shareholder is obligated to provide management, administrative and investment advisory services to the Trust from the commencement of the Cash Offering (see Note 3). The Trust Management Agreement is subject to approval by the Board of the Trust. The services to be rendered include, among other things, communicating with and reporting to Investors, administering accounts, providing to the Trust of office space, equipment and facilities and other services necessary for the Trust's operation, and representing the Trust in its relations with custodians, depositories, accountants, attorneys, brokers and dealers, corporate fiduciaries, insurers, banks and others, as required. The Managing Shareholder is also responsible for determining which real estate investments and non-real estate investments (including the temporary investment of the Trust's available funds prior to their commitment to particular real estate investments) the Trust will make and for making divestment decisions, subject to the provisions of the Declaration of Trust.

     The Trust will reimburse the Managing Shareholder on a monthly basis during the term of the Trust Management Agreement for its operating expenses relating to the business of the Trust and the Operating Partnership, in an aggregate amount up to 1% of the gross proceeds of the Cash Offering plus 1% of the initial value of Units issued in connection with the Operating Partnership's proposed Exchange Offering (annual maximum $500,000). The Managing Shareholder in its sole discretion may elect to receive payment for its services in the form of common shares with an equivalent value.

                               BARON CAPITAL TRUST

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (Continued)

                                   (UNAUDITED)


NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

     Trust Management Agreement (Continued)

     The Trust Management Agreement has an initial term of one year and may be extended on a year-to-year basis on approval of (i) the Board or a Majority of the Shareholders entitled to vote on such matter or (ii) a majority of the Independent Trustees. The Independent Trustees have responsibility for determining that compensation payable to the Managing Shareholder under the Trust Management Agreement is reasonable. The agreement may be terminated without cause or penalty at any time on 60 days' prior notice by a majority of the Independent Trustees, by a Majority of the Shareholders entitled to vote on such matter or by the Managing Shareholder.

     Fees incurred under the Trust Management Agreement amounted to approximately $37,950 from commencement of operations (February 3, 1998) to September 30, 1998, of which approximately $1,528 were unpaid and accrued at September 30, 1998.

NOTE 5. MATERIAL SUBSEQUENT EVENTS AND CONTINGENCIES

     In October 1998, the Operating Partnership acquired an approximately 12.3% limited partnership interest in Alexandria Development, L.P. (the "Alexandria Partnership"), a Delaware limited partnership which is the owner and developer of a 168-unit residential apartment property under construction in Alexandria, Kentucky. Thirty eight of the 168 residential units (approximately 22.6%) have been completed and are in the rent-up stage. The Operating Partnership paid $400,000 for the acquired partnership interest and retains an option to acquire the remaining limited partnership interests at the same price per percentage interest (for a total price of approximately $3,250,000 for the entire limited partnership interest). The option is exercisable as additional apartment buildings are completed and rented. An affiliate of Mr. McGrath, the founder and Chief Executive Officer of the Trust and the Operating Partnership, sold the partnership interest in the Alexandria Partnership to the Operating Partnership and also serves as the managing general partner of the Alexandria Partnership. During the construction stage of the apartment property, the Operating Partnership's limited partnership interest in the Alexandria Partnership is entitled to an annual 12% preferential return which is senior to the other limited partnership interests and the general partner's nominal 1% interest.

     In September 1998, the Trust entered in an agreement with three real estate development companies to acquire two luxury residential apartment properties in the development stage upon the completion of construction. The development companies are controlled by Mr. McGrath. The properties will have a total of 652 units, comprised of one, two and three bedroom/one or two bathroom apartments. Construction on one of the properties, located in Louisville, Kentucky, is expected to be completed prior to the end of 2000, and construction of the other property, located in Burlington, Kentucky (part of the Cincinnati metropolitan

                               BARON CAPITAL TRUST

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (Continued)

                                   (UNAUDITED)

     area), is expected to be completed by the end of 2001. The aggregate purchase price for the two properties is in the range of approximately $41,000,000 to $43,000,000.

     In connection with the transaction, the Trust agreed to co-guarantee (along with Mr. McGrath), for a period of 60 days (plus any extensions which may be granted), up to $3,000,000 of the development portion of long-term bank construction loans with an aggregate principal amount of up to $36,000,000 to be made to the development companies in connection with the development and construction of the two apartment properties and an 111,000 square foot shopping center in Burlington, Kentucky. The Trust also agreed that, if the loans are not repaid prior to the expiration of the guarantee, it will either buy out the bank's position on the entire amount of the construction loans or arrange for a third party to do so. The construction loans are expected to be replaced by a long-term credit facility within 180 days.

                               BARON CAPITAL TRUST
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                                                                 Pro forma             Pro forma
                                                                                                  Maximum               Minimum
                                                                                             Exchange Offering     Exchange Offering
                                                                                            ----------------------------------------
                                          ASSETS
Investment in Baron Capital Properties,                                                        $ 2,875,309              $ 2,764,436
  L.P
Cash                                                                                               291,384                  291,384
Cash held in escrow                                                                                 16,300                   16,300
Other receivables                                                                                      400                      400
                                                                                               ------------------------------------
Total assets                                                                                   $ 3,183,393              $ 3,072,520
                                                                                               ====================================

                                    LIABILITIES AND
                                 SHAREHOLDERS' EQUITY
Liabilities:
   Accounts payable and accrued liabilities:                                                   $        --              $        --
      Managing shareholder                                                                              --                       --
      Commissions                                                                                       --                       --
                                                                                               ------------------------------------
Total liabilities                                                                                       --                       --
                                                                                               ------------------------------------

Shareholders' Equity
   Common shares, no par value; 25,000,000
    shares authorized, 379,496 shares issued
    and outstanding, a change of 186,373 shares                                                  3,476,228                3,476,228
   Deficit                                                                                        (292,835)                (403,708)
                                                                                               ------------------------------------
                                                                                               $ 3,183,393              $ 3,072,520
                                                                                               ------------------------------------
Total liabilities and shareholders' equity                                                     $ 3,183,393              $ 3,072,520
                                                                                               ====================================

----------

The table above sets forth a pro forma balance sheet (based on a maximum and minimum Exchange Offering) for the Trust as of September 30, 1998 based on the Trust's assumed percentage ownership interest in the Operating Partnership. The pro forma data is presented as if at September 30,1998: (i) the Operating Partnership had owned the Acquired Properties and had issued all 2,500,000 Units being offered, in the case of the maximum Exchange Offering, and had issued only 600,000 Units, in the case of the minimum Exchange Offering, and (ii) the Trust had owned approximately 11.5% of the assumed outstanding Units, in the case of the maximum Exchange Offering, and approximately 31.9%, in the case of the minimum Exchange Offering (calculated taking into account the number of Units (379,496) the Trust had acquired from the Operating Partnership with the net proceeds of the Trust's Cash Offering as of September 30, 1998 in relation to the number of assumed outstanding Units that would have been held by recipients of Units in the Exchange Offering and the Original Investors.

The financial information shown should be read in conjunction with the discussion set forth in "INITIAL REAL ESTATE INVESTMENTS" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION," and all of the financial statements included elsewhere in this Prospectus. The pro forma financial information is not necessarily indicative of what the actual financial position of the Trust would have been as of the date indicated, nor does it purport to represent the future financial position for future periods.

                               BARON CAPITAL TRUST
                        PRO FORMA STATEMENT OF OPERATIONS
                         FROM COMMENCEMENT OF OPERATIONS
                    (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                                                                Pro forma              Pro forma
                                                                                                 Maximum                Minimum
                                                                                            Exchange Offering      Exchange Offering
                                                                                            ----------------------------------------
Revenue
   Interest income                                                                             $   1,064              $   1,064

Costs and Expenses
   Advisory and investment fees - managing shareholder                                           182,110                182,110
   General and administrative expenses                                                            13,855                 13,855
                                                                                               --------------------------------
      Total costs and expenses                                                                   195,965                195,965
                                                                                               --------------------------------

Net loss from investment in Baron Capital Properties, L.P.                                       (97,934)              (208,807)
                                                                                               --------------------------------

Net Loss                                                                                       $(292,835)             $(403,708)
                                                                                               ================================

----------

The table above sets forth a pro forma statement of operations (based on a maximum and minimum Exchange Offering) for the Trust from February 3. 1998 (the commencement of operations) through September 30, 1998 based on the Trust's assumed percentage ownership interest in the Operating Partnership. The pro forma data is presented as if at the beginning of the indicated period: (i) the Operating Partnership had owned the Acquired Properties and had issued all 2,500,000 Units being offered, in the case of the maximum Exchange Offering, and had issued only 600,000 Units, in the case of the minimum Exchange Offering, and
(ii) the Trust had owned approximately 11.5% of the assumed outstanding Units, in the case of the maximum Exchange Offering, and approximately 31.9%, in the case of the minimum Exchange Offering (calculated taking into account the number of Units (379,496) the Trust had acquired from the Operating Partnership with the net proceeds of the Trust's Cash Offering as of September 30, 1998 in relation to the number of assumed outstanding Units that would have been held by recipients of Units in the Exchange Offering and the Original Investors.

The financial information shown should be read in conjunction with the discussion set forth in "INITIAL REAL ESTATE INVESTMENTS" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION," and all of the financial statements included elsewhere in this Prospectus. The pro forma financial information is not necessarily indicative of what the results of operations of the Trust would have been for the period indicated, nor does it purport to represent the results of operations for future periods.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Partners
Baron Capital Properties. L.P.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Capital Properties, L.P. (the "Partnership") as of February 3, 1998. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Baron Capital Properties, L.P. as of February 3, 1998 in conformity with generally accepted accounting principles.


                                               RACHLIN COHEN & HOLTZ

Miami, Florida
March 20, 1998

                         BARON CAPITAL PROPERTIES, L.P.

                                  BALANCE SHEET

                                FEBRUARY 3, 1998


                                     ASSETS

Current Assets:
   Cash                                                                  $50,000
                                                                         =======



                                PARTNERS' CAPITAL

Partners' Capital:
   General partner                                                       $    --
   Limited partners                                                       50,000
                                                                         -------
                                                                         $50,000
                                                                         =======

                       See notes to financial statements.

                         BARON CAPITAL PROPERTIES, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                FEBRUARY 3, 1998

NOTE 1. ORGANIZATION

     Baron Capital Properties, L.P. (the "Operating Partnership"), a Delaware limited partnership, is the operating partner of Baron Capital Trust (the "Trust"). Together, both the Trust and Operating Partnership constitute an integrated real estate company which has been organized to indirectly acquire equity interests in residential apartment properties located in the United States and to provide or acquire mortgage loans secured by such types of property. The Trust intends to acquire, own, operate, manage and improve residential apartment properties for long-term ownership, and thereby to seek to maximize current and long-term income and the value of its assets. As of the date of this report, only two units of limited partnership interest in the Operating Partnership had been issued. One unit was issued to each of Gregory K. McGrath and Robert S. Geiger, its formative limited partners and founders of the Trust and the Operating Partnership.

     The operations of the Trust will be carried on through the Operating Partnership. Substantially all of the Trust's assets (including the property interests acquired) will be held by, and its operations conducted through, the Operating Partnership. As its sole general partner, the Trust will control the Operating Partnership as well as hold units representing an economic interest in the Operating Partnership. The Operating Partnership will be responsible for, and pay when due, its share of all administrative and operating expenses of properties in which it acquires an interest.

     In its proposed exchange offering, the Operating Partnership intends to issue up to 2,500,000 units of limited partnership interest ("Units") in exchange for limited partnership interests owned by limited partners in real estate limited partnerships which own direct or indirect equity or debt interests in residential apartment properties. Holders of Units ("Unitholders") will have the right, exercisable at any time, to exchange all or a portion of their Units into an equivalent number of Common Shares of beneficial interest in the Trust. Generally, this exchange right may be exercised by a Unitholder by delivering notice to the Trust at least 10 days prior to such exchange. Upon the exchange, the Operating Partnership will immediately cancel the Units and issue to the Trust an equivalent number of new Units. The Trust, at its option, may satisfy a Unitholder's exchange right by acquiring on the specified exchange date the Units at a price equal to the average of the daily market price for the 10 consecutive trading days immediately preceding the date the Trust receives the exchange notice.

     The Trust, as general Partner of the Operating partnership, is authorized to cause the Operating Partnership to issue additional limited partnership interests in the Operating Partnership for any purpose of the Operating Partnership at any time to such persons and on such terms and conditions as may be determined by the Trust in its sole and absolute discretion. Since Units are exchangeable by Unitholders into an equivalent number of Common Shares of the Trust, the maximum number of Units that may be issued by the Operating Partnership is limited to the number of authorized Shares of the Trust, which is 25,000,000.

     In  exchange  for  a  cash  capital  contribution  paid  to  the  Operating
     Partnership, in May 1988, each of its founders, Gregory K. McGrath and Robert S. Geiger, was issued an amount of Units which are exchangeable (subject to certain escrow restrictions) into 9.5% of the Common Shares of the Trust (up to 1,202,160 Common Shares) outstanding as of the earlier to occur of the completion of the exchange offering and the cash public offering to be made by the Trust or May 14, 1999, calculated on a fully diluted basis assuming that all then outstanding Units (other than those owned by the Trust) have been exchanged into an equivalent number of Common Shares.

     Mr. McGrath and Mr. Geiger have deposited their Units into an escrow account with American Stock Transfer & Trust Company. Under the agreement, 25% of the escrowed Units may be released from the escrow account on the sixth, seventh, eighth and ninth anniversary dates of the commencement of the Trust's public offering of Common Shares (the "Cash Offering"), provided that the escrowed Units may be released in their entirety earlier if either (i) the Trust achieves annual net earnings per Common Share of at least $.50 (i.e., 5% of the public offering price per share), after taxes and excluding extraordinary items, for any consecutive two-year period following the commencement of the Cash Offering, or (ii) the Trust achieves average annual net earnings per share of at least $.50 (after taxes and excluding extraordinary items) for any consecutive five-year period following the commencement of the Cash Offering, or (iii) the Common Shares have traded on a national stock market at a price per share of at least $17.50 (i.e., 175% of the public offering price per share) for at least 90 consecutive trading days following the first anniversary of the commencement of the Cash Offering. In addition, the Original Investors' Units will be subject to the trading restrictions under Rule 144 issued under the Securities Act of 1933, as amended.

     The Trust and the Operating Partnership will consider these escrowed shares as being outstanding for purposes of calculating basic earnings per share in the financial statements. To the extent that these shares are considered compensatory, the implicit compensation will be recognized over the six-year period represented by the minimum release provisions of the escrow agreement. Because the release of the shares from escrow is not dependent upon the achievement of any specified level of profits, no accounting measurement is anticipated to be given the release of the shares from escrow. As indicated above, the compensation will be amortized over the shortest period of the release.

                         BARON CAPITAL PROPERTIES, L.P.
                             CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                     ASSETS

Investment in real estate limited partnerships                        $2,260,150
Investment in limited partnership interests                              341,280
Cash                                                                     183,459
Prepaid expenses and other assets                                         52,500
Other receivables                                                        126,948
Property and equipment                                                   106,358
                                                                      ----------
          Total assets                                                $3,070,695
                                                                      ==========



                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
          Note payable                                                   575,000
          Other accrued liabilities                                      102,263
                                                                      ----------
                                                                         677,263
                                                                      ----------

Partners' Capital
          General partner                                             $     --
          Limited partners, 25,000,000 units authorized:
                 472,309 units issued and outstanding                  2,393,432
                                                                      ----------
                                                                       2,393,432
                                                                      ----------

          Total liabilities and shareholders' equity                  $3,070,695
                                                                      ==========




                        See notes to financial statements

                         BARON CAPITAL PROPERTIES, L.P.
                        CONDENSED STATEMENT OF OPERATIONS
    FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                             From Commencement
                                                               of Operations
                                                           (February 3, 1998) To
                                                             September 30, 1998
                                                             ------------------
Revenue:
          Interest Income                                          $     712
          Income from real estate                                     21,644
                                                                   ---------
                                                                      22,356
                                                                   ---------


Costs and Expenses:
          Personnel                                                $ 237,815
          Professional services                                      119,900
          Managed properties expenses                                259,042
          Other general and administrative expenses                   85,407
                                                                   ---------
                   Total costs and expenses                          702,164
                                                                   ---------

Net Loss                                                           $(679,808)
                                                                   =========






                        See notes to financial statements

                         BARON CAPITAL PROPERTIES, L.P.
                    CONDENSED STATEMENT OF PARTNERS' CAPITAL
    FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                                              General        Limited
                                                              Partner       Partners        Total
                                                            -----------   -----------    -----------
Initial Capital Contribution  (89,018 units)                $      --     $   100,000    $   100,000

Issuance of limited partnership interests (379,496 units)          --       2,973,240      2,973,240

Net Loss                                                           --        (679,808)      (679,808)
                                                            -----------   -----------    -----------
Balance, September 30, 1998                                 $      --     $ 2,393,432    $ 2,393,432
                                                            ===========   ===========    ===========






                        See notes to financial statements

                         BARON CAPITAL PROPERTIES, L.P.
                        CONDENSED STATEMENT OF CASH FLOWS
    FROM COMMENCEMENT OF OPERATIONS (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
        Net loss                                                    $  (679,808)
        Adjustments to reconcile net loss to net cash
           used in operating activities:
               Changes in operating assets and liabilities:
                Increase in prepaid expenses and other assets           (52,500)
                Increase in other receivables                          (126,948)
                Increase in accrued liabilities                         102,263
                                                                    -----------
                        Net cash used in operating activities          (756,993)
                                                                    -----------

Cash Flows from Investing Activities:
        Investment in real estate limited partnerships               (2,260,150)
        Investment in limited partnership interests                    (341,280)
        Purchase of property and equipment                             (106,358)
        Due on purchase of limited partnership interests                   --
                                                                    -----------
                        Net cash used in investing activities        (2,707,788)
                                                                    -----------

Cash Flows from Financing Activities:
        Issuance of limited partnership interests                     2,973,240
        Initial capital contribution                                    100,000
        Increase in notes payable                                       575,000
        Loan from related party                                            --
                                                                    -----------
                        Net cash provided by financing activities     3,648,240
                                                                    -----------

Net Increase in Cash                                                    183,459

Cash, Beginning                                                            --
                                                                    -----------

Cash, Ending                                                        $   183,459
                                                                    ===========




                        See notes to financial statements

                         BARON CAPITAL PROPERTIES, L.P.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                     AS OF, AND FOR THE PERIOD BEGINNING ON
                     THE DATE OF COMMENCEMENT OF OPERATIONS
                (FEBRUARY 3, 1998) AND ENDING, SEPTEMBER 30, 1998

NOTE 1.   ORGANIZATION

          Baron Capital Properties, L.P. (the "Operating Partnership"), a Delaware limited partnership, is the operating partner of Baron Capital Trust (the "Trust"), a Delaware business trust. Together, both the Trust and Operating Partnership constitute an integrated real estate company which has been organized to indirectly acquire equity interests in residential apartment properties located in the United States and to provide or acquire mortgage loans secured by such types of property. The Trust intends to acquire, own, operate, manage and improve residential apartment properties for long-term ownership, and thereby to seek to maximize current and long-term income and the value of its assets.

          The operations of the Trust will be carried on through the Operating Partnership. Substantially all of the Trust's assets (including the property interests acquired) will be held by, and its operations conducted through, the Operating Partnership. As its sole general partner, the Trust will control the Operating Partnership as well as hold units of limited partnership interest representing an economic interest in the Operating Partnership. The Operating Partnership will be responsible for, and pay when due, its share of all administrative and operating expenses of properties in which it acquires an interest.

          In its proposed exchange offering (the "Exchange Offering"), the Operating Partnership intends to issue up to 2,500,000 units of limited partnership interest ("Units") in exchange for limited partnership interests owned by limited partners in real estate limited partnerships which own direct or indirect equity or debt interests in residential apartment properties. Holders of Units ("Unitholders") (other than the Trust) will have the right, exercisable at any time, to exchange all or a portion of their Units into an equivalent number of Common Shares of beneficial interest in the Trust. Generally, this exchange right may be exercised by a Unitholder by delivering notice to the Trust at least 10 days prior to such exchange. Upon the exchange, the Operating Partnership will immediately cancel the Units and issue to the Trust an equivalent number of new Units. The Trust, at its option, may satisfy a Unitholder's exchange right by acquiring on the specified exchange date the Units at a price equal to the average of the daily market price for the 10 consecutive trading days immediately preceding the date the Trust receives the exchange notice.

          The Trust, as General Partner of the Operating Partnership, is authorized to cause the Operating Partnership to issue additional limited partnership interests in the Operating Partnership for any purpose of the Operating Partnership at any time to such persons and on such terms and conditions as may be determined by the Trust in its sole and absolute discretion. Since Units (other than Units held by the Trust) are exchangeable by Unitholders into an equivalent number of Common Shares of the Trust, the maximum number of Units that may be issued by the Operating Partnership is limited to the number of authorized Shares of the Trust, which is 25,000,000.

                         BARON CAPITAL PROPERTIES, L.P.

NOTE 1.   ORGANIZATION (cont'd)

          In May 1998, the Trust commenced an initial public offering (the "Cash Offering") of a maximum of 2,500,000 common shares of beneficial interest in the Trust at $10 per common share for total maximum gross proceeds of $25,000,000. The Trust is required to contribute to the Operating Partnership net cash proceeds from the issuance of Common Shares in the Cash Offering and from any subsequent issuance of Common Shares, in exchange for an equivalent number of Units. In connection with the Cash Offering, the Trust issued and had outstanding 379,496 shares as of September 30, 1998 for proceeds of $3,476,228, net of related costs (primarily commissions). Of the net proceeds received, the Trust invested $2,973,240 in the Operating Partnership in exchange for 379,496 Units.

          In connection with the formation of the Trust and the Operating Partnership, Gregory K. McGrath and Robert S. Geiger, the Original Investors, each subscribed for 601,080 Units. In consideration for the Units subscribed for by them, the Original Investors made a $100,000 capital contribution to the Operating Partnership. If the Cash Offering and the Exchange Offering are fully subscribed, those Units would represent 9.5% of the total Common Shares outstanding after completion of the Cash Offering and exchange by the Operating Partnership of 2,500,000 of its Units for units of limited partnership interest in real estate limited partnerships (including any exchange completed pursuant to the Exchange Offering), calculated on a fully diluted basis assuming all then outstanding Units (other than those acquired by the Trust) have been exchanged into an equivalent number of Common Shares. If, however, as of May 14, 1999, the Cash Offering and/or the Exchange Offering has been completed and the number of Units subscribed for by each Original Investor represents a percentage greater than 9.5% of the then outstanding Common Shares, calculated on a fully diluted basis assuming that all then outstanding Units (other than those acquired by the Trust) have been exchanged into an equivalent number of Common Shares, each Original Investor has agreed to return any excess Units to the Operating Partnership for cancellation. As described further below, Mr. McGrath and Mr. Geiger have deposited Units subscribed for by them into a security escrow account for six to nine years, subject to earlier release under certain conditions.

          Mr. McGrath and Mr. Geiger have deposited their Units into an escrow account with American Stock Transfer & Trust Company. Under the agreement, 25% of the escrowed Units may be released from the escrow account on the sixth, seventh, eighth and ninth anniversary dates of the commencement of the Cash Offering, provided that the escrowed Units may be released in their entirety earlier if either (i) the Trust achieves annual net earnings per Common Share of at least $.50 (i.e., 5% of the public offering price per share), after taxes and excluding extraordinary items, for any consecutive two-year period following the commencement of the Cash Offering, or (ii) the Trust achieves average annual net earnings per share of at least $.50 (after taxes and excluding extraordinary items) for any consecutive five-year period following the commencement of the Cash Offering, or (iii) the Common Shares have traded on a national stock market at a price per share of at least $17.50 (i.e., 175% of the public offering price per share) for at least 90 consecutive trading days following the first anniversary of the commencement of the Cash Offering. In addition, the Original Investors' Units will be subject to the trading restrictions under Rule 144 issued under the Securities Act of 1933, as amended.

          The Trust and the Operating Partnership will consider these escrowed shares as being outstanding for purposes of calculating basic earnings per share in the financial statements. To the extent that these shares are considered compensatory, the implicit compensation will be recognized over the six-year period represented by the minimum release provisions of the escrow agreement. Because

                         BARON CAPITAL PROPERTIES, L.P.

NOTE 1.   ORGANIZATION (cont'd)

          the release of the shares from escrow is not dependent upon the achievement of any specified level of profits, no accounting measurement is anticipated to be given the release of the shares from escrow. As indicated above, the compensation will be amortized over the shortest period of the release.

          The Operating Partnership commenced operations on February 3, 1998. As a result, the statements of operations and cash flows have been presented for the period from commencement of operations (February 3, 1998) to September 30, 1998.

NOTE 2.   BASIS OF PRESENTATION

          The accompanying unaudited financial statements as of September 30, 1998 have been prepared in accordance with generally accepted accounting principles for interim financial information and with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, these condensed financial statements reflect all adjustments, which, in the opinion of management, are necessary for a fair presentation of financial position as of September 30, 1998 and results of operations and cash flows for the period from commencement of operations (February 3, 1998) to September 30, 1998. All such adjustments are of a normal recurring nature. The results of operations for interim periods are not necessarily indicative of the results to be expected for a full year.

NOTE 3.   MATERIAL SUBSEQUENT EVENTS AND CONTINGENCIES

          In October 1998, the Operating Partnership acquired an approximately 12.3% limited partnership interest in Alexandria Development, L.P. (the "Alexandria Partnership"), a Delaware limited partnership which is the owner and developer of a 168-unit residential apartment property under construction in Alexandria, Kentucky. Thirty eight of the 168 residential units (approximately 22.6%) have been completed and are in the rent-up stage. The Operating Partnership paid $400,000 for the acquired partnership interest and retains an option to acquire the remaining limited partnership interests at the same price per percentage interest (for a total price of approximately $3,250,000 for the entire limited partnership interest). The option is exercisable as additional apartment buildings are completed and rented. An affiliate of Mr. McGrath, an Original Investor, founder and Chief Executive
          Officer  of  the  Trust  and  the  Operating  Partnership,   sold  the
          partnership interest in the Alexandria Partnership to the Operating Partnership and also serves as the managing general partner of the Alexandria Partnership. During the construction stage of the apartment property, the Operating Partnership's limited partnership interest in the Alexandria Partnership is entitled to an annual 12% preferential return which is senior to the other limited partnership interests and the general partner's nominal 1% interest.

          In September 1998, the Trust entered in an agreement with three real estate development companies to acquire two luxury residential apartment properties in the development stage upon the completion of construction. The development companies are controlled by Mr. McGrath. The properties will have a total of 652 units, comprised of one, two and three bedroom/one or two bathroom apartments. Construction on one of the properties, located in Louisville, Kentucky, is expected to be completed prior to the end of 2000, and construction of the other property, located in Burlington, Kentucky (part of the Cincinnati metropolitan area), is expected to be completed by

                         BARON CAPITAL PROPERTIES, L.P.

NOTE 3.   MATERIAL SUBSEQUENT EVENTS AND CONTINGENCIES (cont'd)

          the end of 2001. The aggregate purchase price for the two properties is in the range of approximately $41,000,000 to $43,000,000.

          In connection with the transaction, the Trust agreed to co-guarantee (along with Mr. McGrath), for a period of 60 days (plus any extensions which may be granted), up to $3,000,000 of the development portion of long-term bank construction loans with an aggregate principal amount of up to $36,000,000 to be made to the development companies in connection with the development and construction of the two apartment properties and an 111,000 square foot shopping center in Burlington, Kentucky. The Trust also agreed that, if the loans are not repaid prior to the expiration of the guarantee, it will either buy out the bank's position on the entire amount of the construction loans or arrange for a third party to do so. The construction loans are expected to be replaced by a long-term credit facility within 180 days.

                         BARON CAPITAL PROPERTIES, L.P.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                                    UNAUDITED

                                                                         Pro forma    Baron Capital
                                                       Baron Capital     Acquired    Properties, L.P.    Exchange        Adjusted
                                                      Properties, L.P.  Properties     As Adjusted      Properties        Total
                                                      -----------------------------------------------------------------------------
ASSETS:

Real estate                                             $         --   $  4,868,717    $  4,868,717    $ 19,616,582    $ 24,485,299
   Less accumulated depreciation                                  --       (973,369)       (973,369)     (2,285,807)     (3,259,176)

Investments in real estate limited partnership             2,260,150             --       2,260,150       2,100,994       4,361,144
Investments in limited partnership interests                 341,280             --         341,280              --         341,280
Cash and cash equivalents                                    183,459        242,553         426,012         499,277         925,289
Accounts receivable                                               --          2,777           2,777          18,571          21,348
Deferred expenses, net                                            --         22,267          22,267         622,337         644,604
Notes receivable from affiliates                                  --             --              --       4,903,879       4,903,879
Accrued interest receivable from affiliates                       --             --              --         538,174         538,174
Other assets                                                 285,806        158,508         444,314       4,138,961       4,583,275
                                                        ---------------------------------------------------------------------------

                                                        $  3,070,695   $  4,321,453    $  7,392,148    $ 30,152,968    $ 37,545,116
                                                        ===========================================================================


LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:

   Mortgages payable                                    $         --   $  4,549,346    $  4,549,346    $ 17,744,845    $ 22,294,191
   Notes payable to affiliates                               575,000             --         575,000         675,687       1,250,687
   Loans payable                                                  --         14,087          14,087       2,479,270       2,493,357
   Accrued interest and payable                                   --             --              --          39,419          39,419
   Accrued real estate taxes payable                              --         61,615          61,615          58,180         119,795
   Security deposits and prepaid rent                             --         37,263          37,263         167,433         204,696
   Other liabilities                                         102,263        112,727         214,990         874,475       1,089,465
                                                        ---------------------------------------------------------------------------
Total liabilities                                            677,263      4,775,038       5,452,301      22,039,309      27,491,610

PARTNERS' CAPITAL:                                         2,393,432       (453,585)      1,939,847       8,113,659      10,053,506
                                                        ---------------------------------------------------------------------------

                                                        $  3,070,695   $  4,321,453    $  7,392,148    $ 30,152,968    $ 37,545,116
                                                        ===========================================================================

----------

     The table above sets forth a pro forma balance sheet for the Operating Partnership as of September 30, 1998. The data has been derived from the unaudited financial statements for the Operating Partnership, the three Acquired Properties acquired by the Operating Partnership to date which have historical operating results, and the 23 Exchange Partnerships whose limited partners are being offered the opportunity to exchange their limited partnership interests therein for Operating Partnership Units in the Exchange Offering.

     The pro forma data is presented as if the Operating Partnership had owned the Acquired Properties and all of the limited partnership interests in the Exchange Partnerships at September 30,1998. The financial information shown should be read in conjunction with the discussion set forth in "INITIAL REAL ESTATE INVESTMENTS" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION," and all of the financial statements included elsewhere in this Prospectus. The pro forma financial information is not necessarily indicative of what the actual financial position of the Operating Partnership would have been as of the date indicated, nor does it purport to represent the future financial position for future periods.

                         BARON CAPITAL PROPERTIES, L.P.
                       PRO FORMA STATEMENTS OF OPERATIONS
                         FROM COMMENCEMENT OF OPERATIONS
                    (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                                    UNAUDITED

                                                                      Pro forma    Baron Capital
                                                    Baron Capital     Acquired    Properties, L.P.      Exchange        Adjusted
                                                   Properties, L.P.  Properties     As Adjusted        Properties        Total
                                                   ---------------  ------------    ------------      ------------    ------------
REVENUE:
   Rental income                                    $        --      $   673,660      $   673,660      $ 3,079,381      $ 3,753,041
   Interest income                                          712               --              712          601,100          601,812
   Equity in net income of affiliate                     21,644           26,437           48,081           90,233          138,314
   Other income                                              --               --               --            3,762            3,762
                                                    -------------------------------------------------------------------------------

      Total Revenue                                      22,356          700,097          722,453        3,774,476        4,496,929

COSTS AND EXPENSES:
   Personnel                                            237,815           83,057          320,872          465,659          786,531
   Real estate taxes and insurance                           --           76,203           76,203          353,389          429,592
   Property management fees                             259,042           29,335          288,377          163,712          452,089
   Interest                                                  --          260,227          260,227        1,023,204        1,283,431
   Depreciation and amortization                             --          116,234          116,234          677,068          793,302
   Major maintenance                                         --           46,740           46,740           33,458           80,198
   Other operating expenses                             205,307          131,577          336,884        1,186,479        1,523,363
                                                    -------------------------------------------------------------------------------
      Total costs and expenses                          702,164          743,373        1,445,537        3,902,969        5,348,506
                                                    -------------------------------------------------------------------------------

NET INCOME (LOSS)                                   $  (679,808)     $   (43,276)     $  (723,084)     $  (128,493)     $  (851,577)
                                                    ===============================================================================

----------

     The table above sets forth the pro forma statement of operations for the Operating Partnership from February 3. 1998 (the commencement of operations) through September 30, 1998. The operating data has been derived from the unaudited financial statements for the Operating Partnership, the three Acquired Properties acquired by the Operating Partnership to date which have historical operating results, and the 23 Exchange Partnerships whose limited partners are being offered the opportunity to exchange their limited partnership interests therein for Operating Partnership Units in the Exchange Offering. In the opinion of management, the operating data for the indicated period include all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the information set forth therein.

     The pro forma operating data is presented as if the Operating Partnership had owned the Acquired Properties and all of the limited partnership interests in the Exchange Partnerships at the beginning of the indicated period. The financial information shown should be read in conjunction with the discussion set forth in "INITIAL REAL ESTATE INVESTMENTS" and "MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION," and all of the financial statements included elsewhere in this Prospectus. The pro forma financial information is not necessarily indicative of what the results of operations of the Operating Partnership would have been for the period indicated, nor does it purport to represent the results of operations for future periods.

                         BARON CAPITAL PROPERTIES, L.P.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                      BASED ON MINIMUM EXCHANGE PROPERTIES
                                    UNAUDITED

                                                                      Pro forma    Baron Capital
                                                    Baron Capital     Acquired    Properties, L.P.      Exchange        Adjusted
                                                   Properties, L.P.  Properties     As Adjusted        Properties        Total
                                                   --------------------------------------------------------------------------------
ASSETS:

Real estate                                         $         --     $  4,868,717     $  4,868,717     $  4,638,021    $  9,506,738
   Less accumulated depreciation                              --         (973,369)        (973,369)        (628,732)     (1,602,101)

Investments in real estate limited partnership         2,260,150               --        2,260,150        1,518,508       3,778,658
Investments in limited partnership interests             341,280               --          341,280               --         341,280
Cash and cash equivalents                                183,459          242,553          426,012          145,052         571,064
Accounts receivable                                           --            2,777            2,777               --           2,777
Deferred expenses, net                                        --           22,267           22,267          115,901         138,168
Notes receivable from affiliates                              --               --               --          719,508         719,508
Accrued interest receivable from affiliates                   --               --               --          162,152         162,152
Other assets                                             285,806          158,508          444,314        1,381,189       1,825,503
                                                    -------------------------------------------------------------------------------

                                                    $  3,070,695     $  4,321,453     $  7,392,148     $  8,051,599    $ 15,443,747
                                                    ===============================================================================

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:

   Mortgages payable                                $         --     $  4,549,346     $  4,549,346     $  4,538,843    $  9,088,189
   Loans payable                                              --           14,087           14,087          730,083         744,170
   Notes payable affiliates                              575,000               --          575,000          400,000         975,000
   Accrued interest and payable                               --               --               --               --              --
   Accrued real estate taxes payable                          --           61,615           61,615               --          61,615
   Security deposits and prepaid rent                         --           37,263           37,263           38,066          75,329
   Other liabilities                                     102,263          112,727          214,990          184,266         399,256
                                                    -------------------------------------------------------------------------------
Total liabilities                                        677,263        4,775,038        5,452,301        5,891,258      11,343,559

PARTNERS' CAPITAL:                                     2,393,432         (453,585)       1,939,847        2,160,341       4,100,188
                                                    -------------------------------------------------------------------------------

                                                    $  3,070,695     $  4,321,453     $  7,392,148     $  8,051,599    $ 15,443,747
                                                    ===============================================================================

----------

     The table above sets forth a pro forma balance sheet (based on a minimum Exchange Offering) for the Operating Partnership as of September 30, 1998. The pro forma data is presented as if the Operating Partnership had owned at September 30,1998 the Acquired Properties and only the minimum number of limited partnership interests in Exchange Partnerships to satisfy the closing conditions of the Exchange Offering. The Operating Partnership will not complete the offering in respect of any Exchange Partnership if limited partners holding more than 10% of the limited partnership interests therein affirmatively elect not to accept the offering. In addition, the Operating Partnership will not complete any transaction in the offering whatsoever unless a sufficient number of Offerees accept the offering such that the offering involves the issuance of Operating Partnership Units with an initial assigned value of at least $6,000,000.

                         BARON CAPITAL PROPERTIES, L.P.
                       PRO FORMA STATEMENTS OF OPERATIONS
                         FROM COMMENCEMENT OF OPERATIONS
                    (FEBRUARY 3, 1998) TO SEPTEMBER 30, 1998
                      BASED ON MINIMUM EXCHANGE PROPERTIES
                                    UNAUDITED


                                                                                        Pro forma      Baron Capital
                                                    Baron Capital      Acquired      Properties, L.P.     Exchange        Adjusted
                                                   Properties, L.P.   Properties       As Adjusted      Properties         Total
                                                   --------------------------------------------------------------------------------
REVENUE:
   Rental income                                     $        --      $   673,660      $   673,660      $   854,679     $ 1,528,339
   Interest income                                           712               --              712          166,117         166,829
   Equity in net income of affiliate                      21,644           26,437           48,081           41,647          89,728
   Other income                                               --               --               --              950             950
                                                     ------------------------------------------------------------------------------

      Total Revenue                                       22,356          700,097          722,453        1,063,393       1,785,846

COSTS AND EXPENSES:
   Personnel                                             237,815           83,057          320,872          110,756         431,628
   Real estate taxes and insurance                            --           76,203           76,203           96,267         172,470
   Property management fees                              259,042           29,335          288,377           52,345         340,722
   Interest                                                   --          260,227          260,227          256,557         516,784
   Depreciation and amortization                              --          116,234          116,234          219,303         335,537
   Major maintenance                                          --           46,740           46,740           15,133          61,873
   Other operating expenses                              205,307          131,577          336,884          244,515         581,399
                                                     ------------------------------------------------------------------------------
      Total costs and expenses                           702,164          743,373        1,445,537          994,876       2,440,413
                                                     ------------------------------------------------------------------------------

NET INCOME (LOSS)                                    $  (679,808)     $   (43,276)     $  (723,084)     $    68,517     $  (654,567)
                                                     ==============================================================================

----------

     The table above sets forth the pro forma statement of operations (based on a minimum Exchange Offering) for the Operating Partnership from February 3. 1998 (the commencement of operations) through September 30, 1998. The pro forma operating data is presented as if the Operating Partnership had owned at the beginning of the indicated period the Acquired Properties and only the minimum number of limited partnership interests in Exchange Partnerships to satisfy the closing conditions of the Exchange Offering. The Operating Partnership will not complete the offering in respect of any Exchange Partnership if limited partners holding more than 10% of the limited partnership interests therein affirmatively elect not to accept the offering. In addition, the Operating Partnership will not complete any transaction in the offering whatsoever unless a sufficient number of Offerees accept the offering such that the offering involves the issuance of Operating Partnership Units with an initial assigned value of at least $6,000,000.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholder
Baron Advisors, Inc.
Cincinnati, Ohio

We have audited the accompanying balance sheet of Baron Advisors, Inc. (the "Managing Shareholder") as of February 28, 1998. This financial statement is the responsibility of the Managing Shareholder's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Baron Advisors, Inc. as of February 28, 1998 in conformity with generally accepted accounting principles.


                                               RACHLIN COHEN & HOLTZ

Miami, Florida
March 26, 1998

                              BARON ADVISORS, INC.

                                  BALANCE SHEET

                                FEBRUARY 28, 1998


                                     ASSETS

Current Assets:
   Cash                                                                     $100
                                                                            ====



                              SHAREHOLDER'S EQUITY

Shareholder's Equity:
   Common shares, no par value; 1,000 shares
      authorized; none issued and outstanding                               $ --
   Additional paid-in-capital                                                100
                                                                            ----
                                                                            $100
                                                                            ====

                              BARON ADVISORS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                FEBRUARY 3, 1998


NOTE 1. ORGANIZATION

     Baron Advisors, Inc., the Managing Shareholder of the Baron Capital Trust ("the Trust") was incorporated in July 1997 as a Delaware corporation.

     As Managing Shareholder of the Trust, Baron Advisors, Inc. will have direct and exclusive discretion in management and control of the affairs of the Trust and Baron Capital Properties, L.P. (the "Operating Partnership"), subject to general supervision and review by the Independent Trustees and the Managing Shareholder acting together as the Board of the Trust and to prior approval authority of a majority of the Board and a majority of the Independent Trustees in respect of certain specified actions. The Corporate Trustee, Baron Capital Properties, Inc. (an affiliate of the Managing Shareholder), will act on the instructions of the Managing Shareholder, and will not take independent discretionary action on behalf of the Trust.

NOTE 2. TRUST MANAGEMENT AGREEMENT

     The Trust will enter into a Trust Management Agreement with the Managing Shareholder under which the Managing Shareholder will be obligated to provide management, administrative and investment advisor services to the Trust from the commencement of the Offering. The services to be rendered will include, among other things, communicating with and reporting to investors, administering accounts, providing to the Trust office space, equipment and facilities and other services necessary for the Trust's operation, and representing the Trust in its relations with custodians, depositories, accountants, attorneys, brokers and dealers, corporate fiduciaries, insurers, banks and others, as required. The Managing Shareholder will also be responsible for determining which real estate investments and non-real estate investments (including the temporary investment of the Trust's available funds prior to their commitment to particular real estate investments) the Trust will make and for making divestment decisions, subject to the provisions of the Declaration. The Trust Management Agreement has an initial term of one year and may be extended on a year-to-year basis on approval of (i) the Board or a majority of the shareholders entitled to vote on such matter or (ii) a majority of the Independent Trustees.

     The Trust will reimburse the Managing Shareholder for all Trust expenses paid by it. As compensation for the Managing Shareholder's performance under the Trust Management Agreement, beginning June 1, 1998, the Trust will pay to the Managing Shareholder, on a monthly basis during the term of the agreement, an annual management fee in an amount equal to 1% of the aggregate subscription price paid for common shares in the proposed public offering of the Trust's common shares and of the initial value of units issued in connection with the proposed exchange offering. The Managing Shareholder in its sole discretion may elect to receive payment for its service in the form of common shares with an equivalent value.

                              BARON ADVISORS, INC.

                                  BALANCE SHEET

                               SEPTEMBER 30, 1998



ASSETS

   Current Assets
     Checking/ Savings Key Bank                           $   16,318.19
                                                          -------------
     Total Checking/ Savings                                  16,318.19
                                                          -------------
   Total Current Assets                                       16,318.19
                                                          -------------
Total Assets                                              $   16,318.19
                                                          =============



LIABILITIES AND EQUITY

   Equity
     Common Stock                                                100.00
     Net Income                                               16,218.19
                                                          -------------
   Total Equity                                           $   16,318.19
                                                          -------------
TOTAL LIABILITIES AND EQUITY                              $   16,318.19
                                                          =============

                              BARON ADVISORS, INC.

                             NOTES TO BALANCE SHEET
                                   (unaudited)

NOTE 1. RELATED PARTY TRANSACTIONS

     Trust Management Agreement

     Baron Advisors, Inc., the Managing Shareholder of Baron Capital Trust (the "Trust"), and the Trust have entered into a Trust Management Agreement with under which the Managing Shareholder is obligated to provide management, administrative and investment advisory services to the Trust from the commencement of the Trust's initial public offering (the "Cash Offering") of up to 2,500,000 common shares of beneficial interest in the Trust at $10 per common share, for total maximum gross proceeds of $25,000,000. The Trust Management Agreement is subject to approval by the Board of the Trust. The services to be rendered include, among other things, communicating with and reporting to Investors, administering accounts, providing to the Trust of office space, equipment and facilities and other services necessary for the Trust's operation, and representing the Trust in its relations with custodians, depositories, accountants, attorneys, brokers and dealers, corporate fiduciaries, insurers, banks and others, as required. The Managing Shareholder is also responsible for determining which real estate investments and non-real estate investments (including the temporary investment of the Trust's available funds prior to their commitment to particular real estate investments) the Trust will make and for making divestment decisions, subject to the provisions of the Declaration of Trust.

     The Trust will reimburse the Managing Shareholder on a monthly basis during the term of the Trust Management Agreement for its operating expenses relating to the business of the Trust and the Operating Partnership, in an aggregate amount up to 1% of the gross proceeds of the Cash Offering plus 1% of the initial value of Units issued in connection with the Operating Partnership's proposed Exchange Offering (annual maximum $500,000). The Managing Shareholder in its sole discretion may elect to receive payment for its services in the form of common shares with an equivalent value.

     The Trust Management Agreement has an initial term of one year and may be extended on a year-to-year basis on approval of (i) the Board or a Majority of the Shareholders entitled to vote on such matter or (ii) a majority of the Independent Trustees. The Independent Trustees have responsibility for determining that compensation payable to the Managing Shareholder under the Trust Management Agreement is reasonable. The agreement may be terminated without cause or penalty at any time on 60 days' prior notice by a majority of the Independent Trustees, by a Majority of the Shareholders entitled to vote on such matter or by the Managing Shareholder.

     Fees earned under the Trust Management Agreement amounted to approximately $37,950 from commencement of operations (February 3, 1998) to September 30, 1998, of which approximately $1,528 were unpaid and accrued at September 30, 1998.

                                    EXHIBIT D

                 FINANCIAL STATEMENTS OF THE EXCHANGE PROPERTIES

                                    EXHIBIT D

                         BARON CAPITAL PROPERTIES, L.P.

                          INDEX TO FINANCIAL STATEMENTS
              OF EXCHANGE PROPERTIES PURSUANT TO REGULATION SB 310


                                                                          Page
                                                                          ----
EQUITY PROPERTIES
EXCHANGE EQUITY PARTNERSHIPS ............................................ D-7


BLOSSOM CORNERS APARTMENTS PHASE I:
     Independent Auditors Report ........................................ D-8
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-9
     Notes to Statement of Revenues and Certain Expenses ................ D-10
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-11
     Notes to Statement of Revenues and Certain Expenses ................ D-12

BRIDGEPOINT APARTMENTS PHASE II:
     Independent Auditors Report ........................................ D-13
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-14
     Notes to Statement of Revenues and Certain Expenses ................ D-15
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-16
     Notes to Statement of Revenues and Certain Expenses ................ D-17

BROOKWOOD WAY APARTMENTS:
     Independent Auditors Report ........................................ D-18
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-19
     Notes to Statement of Revenues and Certain Expenses ................ D-20
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-21
     Notes to Statement of Revenues and Certain Expenses ................ D-22

CAMELLIA COURT APARTMENTS:
     Independent Auditors Report ........................................ D-23
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-24
     Notes to Statement of Revenues and Certain Expenses ................ D-25
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-26
     Notes to Statement of Revenues and Certain Expenses ................ D-27

EAGLE LAKE APARTMENTS:
     Independent Auditors Report ........................................ D-28
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-29
     Notes to Statement of Revenues and Certain Expenses ................ D-30
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-31
     Notes to Statement of Revenues and Certain Expenses ................ D-32

FOREST GLEN APARTMENTS PHASE I:
     Independent Auditors Report ........................................ D-33
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-34
     Notes to Statement of Revenues and Certain Expenses ................ D-35
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-36
     Notes to Statement of Revenues and Certain Expenses ................ D-37

FOREST GLEN APARTMENTS PHASE II:
     Independent Auditors Report ........................................ D-38
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-39
     Notes to Statement of Revenues and Certain Expenses ................ D-40
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-41
     Notes to Statement of Revenues and Certain Expenses ................ D-42

FOREST GLEN APARTMENTS PHASE III:
     Independent Auditors Report ........................................ D-43
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-44
     Notes to Statement of Revenues and Certain Expenses ................ D-45
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-46
     Notes to Statement of Revenues and Certain Expenses ................ D-47

                                                                          Page
                                                                          ----


FOREST GLEN APARTMENTS PHASE IV:
     Independent Auditors Report ........................................ D-48
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-49
     Notes to Statement of Revenues and Certain Expenses ................ D-50
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-51
     Notes to Statement of Revenues and Certain Expenses ................ D-52

GLEN LAKE ARMS APARTMENTS:
     Independent Auditors Report ........................................ D-53
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-54
     Notes to Statement of Revenues and Certain Expenses ................ D-55
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-56
     Notes to Statement of Revenues and Certain Expenses ................ D-57

LAUREL OAKS (FORMERLY GROVE HAMLET) APARTMENTS:
     Independent Auditors Report ........................................ D-58
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-59
     Notes to Statement of Revenues and Certain Expenses ................ D-60
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-61
     Notes to Statement of Revenues and Certain Expenses ................ D-62

STADIUM CLUB APARTMENTS:
     Independent Auditors Report ........................................ D-63
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-64
     Notes to Statement of Revenues and Certain Expenses ................ D-65
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-66
     Notes to Statement of Revenues and Certain Expenses ................ D-67

STEEPLECHASE APARTMENTS:
     Independent Auditors Report ........................................ D-68
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-69
     Notes to Statement of Revenues and Certain Expenses ................ D-70
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-71
     Notes to Statement of Revenues and Certain Expenses ................ D-72


EXCHANGE HYBRID PARTNERSHIPS

CRYSTAL COURT APARTMENTS PHASE I:
     Independent Auditors Report ........................................ D-74
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-75
     Notes to Statement of Revenues and Certain Expenses ................ D-76
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-77
     Notes to Statement of Revenues and Certain Expenses ................ D-78

LAMPLIGHT COURT APARTMENTS:
     Independent Auditors Report ........................................ D-79
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-80
     Notes to Statement of Revenues and Certain Expenses ................ D-81
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-82
     Notes to Statement of Revenues and Certain Expenses ................ D-83

PINEVIEW APARTMENTS:
     Independent Auditors Report ........................................ D-84
     Statement of Revenues and Certain Expenses for the
        Years Ended December 31, 1996 and 1997 .......................... D-85
     Notes to Statement of Revenues and Certain Expenses ................ D-86
     Statement of Revenues and Certain Expenses
        for the Nine-Month Period Ended September 30, 1998 (unaudited) .. D-87
     Notes to Statement of Revenues and Certain Expenses ................ D-88

                                DEBT PROPERTIES

                                                                          Page
                                                                          ----

BARON STRATEGIC INVESTMENT FUND, LTD. ................................... D-89

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-91
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-92
            Statement of Operations ..................................... D-93
            Statement of Partners' Capital .............................. D-94
            Statement of Cash Flows ..................................... D-95
            Notes ....................................................... D-96

        As of September 30, 1998 and for the nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-222
            Statement of Operations ..................................... D-223
            Statement of Partners' Capital .............................. D-224
            Statement of Cash Flows ..................................... D-225
            Notes ....................................................... D-226

BARON STRATEGIC INVESTMENT FUND IV, LTD. ................................ D-102

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-104
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-105
            Statement of Operations ..................................... D-106
            Statement of Partners' Capital .............................. D-107
            Statement of Cash Flows ..................................... D-108
            Notes ....................................................... D-109

        As of September 30, 1998 and for the  nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-233
            Statement of Operations ..................................... D-234
            Statement of Partners' Capital .............................. D-235
            Statement of Cash Flows ..................................... D-236
            Notes ....................................................... D-237

BARON STRATEGIC INVESTMENT FUND V, LTD. ................................. D-115

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-117
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-118
            Statement of Operations ..................................... D-119
            Statement of Partners' Capital .............................. D-120
            Statement of Cash Flows ..................................... D-121
            Notes ....................................................... D-122

        As of September 30, 1998 and for the nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-243
            Statement of Operations ..................................... D-244
            Statement of Partners' Capital .............................. D-245
            Statement of Cash Flows ..................................... D-246
            Notes ....................................................... D-247

                                                                          Page
                                                                          ----

BARON STRATEGIC INVESTMENT FUND VI, LTD. ................................ D-130

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-132
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-133
            Statement of Operations ..................................... D-134
            Statement of Partners' Capital .............................. D-135
            Statement of Cash Flows ..................................... D-136
            Notes ....................................................... D-137

        As of September 30, 1998 and for the nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-254
            Statement of Operations ..................................... D-255
            Statement of Partners' Capital .............................. D-256
            Statement of Cash Flows ..................................... D-257
            Notes ....................................................... D-258

BARON STRATEGIC INVESTMENT FUND VIII, LTD. .............................. D-143


     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-145
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-146
            Statement of Operations ..................................... D-147
            Statement of Partners' Capital .............................. D-148
            Statement of Cash Flows ..................................... D-149
            Notes ....................................................... D-150

        As of September 30, 1998 and for the nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-265
            Statement of Operations ..................................... D-266
            Statement of Partners' Capital .............................. D-267
            Statement of Cash Flows ..................................... D-268
            Notes ....................................................... D-269

BARON STRATEGIC INVESTMENT FUND IX, LTD. ................................ D-157

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-159
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-160
            Statement of Operations ..................................... D-161
            Statement of Partners' Capital .............................. D-162
            Statement of Cash Flows ..................................... D-163
            Notes ....................................................... D-164

        As of September 30, 1998 and for the  nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-276
            Statement of Operations ..................................... D-277
            Statement of Partners' Capital .............................. D-278
            Statement of Cash Flows ..................................... D-279
            Notes ....................................................... D-280

BARON STRATEGIC INVESTMENT FUND X, LTD. ................................. D-170

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .................. D-172
    FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-173
            Statement of Operations ..................................... D-174
            Statement of Partners' Capital .............................. D-175
            Statement of Cash Flows ..................................... D-176
            Notes ....................................................... D-177

        As of September 30, 1998 and for the  nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-287
            Statement of Operations ..................................... D-288
            Statement of Partners' Capital .............................. D-289
            Statement of Cash Flows ..................................... D-290
            Notes ....................................................... D-291

                                                                          Page
                                                                          ----

BARON STRATEGIC VULTURE FUND I, LTD. .................................... D-184

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-186
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended  (audited)
            Balance Sheet ............................................... D-187
            Statement of Operations ..................................... D-188
            Statement of Partners' Capital .............................. D-189
            Statement of Cash Flows ..................................... D-190
            Notes ....................................................... D-191

        As of September 30, 1998 and for the  nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-299
            Statement of Operations ..................................... D-300
            Statement of Partners' Capital .............................. D-301
            Statement of Cash Flows ..................................... D-302
            Notes ....................................................... D-303

BREVARD MORTGAGE PROGRAM, LTD. .......................................... D-196

    REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .................. D-198
    FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-199
            Statement of Operations ..................................... D-200
            Statement of Partners' Capital .............................. D-201
            Statement of Cash Flows ..................................... D-202
            Notes ....................................................... D-203

        As of September 30, 1998 and for the nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-309
            Statement of Operations ..................................... D-310
            Statement of Partners' Capital .............................. D-311
            Statement of Cash Flows ..................................... D-312
            Notes ....................................................... D-313

LAMPLIGHT COURT OF BELLEFONTAINE APARTMENTS, LTD. ....................... D-209

     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ................. D-211
     FINANCIAL STATEMENTS
        As of December 31, 1997 and for the year then ended (audited)
            Balance Sheet ............................................... D-212
            Statement of Operations ..................................... D-213
            Statement of Partners' Capital .............................. D-214
            Statement of Cash Flows ..................................... D-215
            Notes ....................................................... D-216

        As of September 30, 1998 and for the nine-month period then ended
            (unaudited)
            Balance Sheet ............................................... D-319
            Statement of Operations ..................................... D-320
            Statement of Partners' Capital .............................. D-321
            Statement of Cash Flows ..................................... D-322
            Notes ....................................................... D-323

                          EXCHANGE EQUITY PARTNERSHIPS

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Blossom Corners Apartments, Phase I, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Blossom Corners Apartments, Phase I, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
March 9, 1998

                       BLOSSOM CORNERS APARTMENTS, PHASE I

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                     December 31,   December 31,
                                                         1997           1996
                                                     -----------    ------------

REVENUES
  Rental income                                        $273,596        $278,590
  Other income                                           20,987          26,698
                                                       --------        --------
    Total revenues                                      294,583         305,288
                                                       --------        --------
CERTAIN EXPENSES
  Personnel                                              38,493          40,705
  Advertising and promotion                               9,946           8,660
  Utilities                                              23,989          19,108
  Repairs and maintenance                                30,808          40,641
  Real estate taxes and insurance                        33,224          36,627
  Mortgage interest expense                              94,358          98,805
  Management fees                                        20,039          21,186
  Other operating expenses                                6,673           6,016
                                                       --------        --------
    Total certain expenses                              257,530         271,748
                                                       --------        --------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                   $ 37,053        $ 33,540
                                                       ========        ========


See Note to Statement of Revenues and Certain Expenses

                       BLOSSOM CORNERS APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Blossom Corners Apartments, Phase I, consist of 70 units located in Orlando, Florida. The property was acquired by purchase July 7, 1995 by Florida Income Growth Fund V, Ltd. The following percentage of units were occupied at the various period ending dates:

          December 31, 1996                           83%
          December 31, 1997                           93%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Blossom Corners Apartments, Phase I.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          Blossom Corners I Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            268,778
Other Income                                                         _______

Total Revenue                                                        268,778

Certain Expenses

Personnel                                                             34,486
Advertising and Promotion                                              4,124
Utilities Expense                                                     14,014
Repairs and Maintenance                                               23,376
Real Estate Taxes and Insurance                                       15,570
Mortgage Interest Expense                                             77,965
Management Fees                                                       17,513
Other Operating Expense                                               11,009
                                                                     -------

Total Operating Expense                                              198,057

Revenues in Excess of Certain Expenses                                70,721
                                                                     =======

                       BLOSSOM CORNERS APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Blossom Corners Apartments, Phase I, consist of 70 units located in Orlando, Florida. The property was acquired by purchase July 7, 1995 by Florida Income Growth Fund V, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              89%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Blossom Corners I Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Bridgepoint Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Bridgepoint Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                             BRIDGEPOINT APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------

REVENUES
  Rental income                                      $212,608        $228,451
  Other income                                          6,605           7,884
                                                     --------        --------

    Total revenues                                    219,213         236,335
                                                     --------        --------

CERTAIN EXPENSES
  Personnel                                            14,531          11,767
  Advertising and promotion                             5,783           5,075
  Utilities                                            36,174          28,846
  Repairs and maintenance                              17,054          21,224
  Real estate taxes and insurance                      24,715          26,194
  Mortgage interest expense                            69,345          68,759
  Management fees                                      14,751          17,019
  Other operating expenses                              3,036           2,515
                                                     --------        --------

    Total certain expenses                            185,389         181,399
                                                     --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                 $ 33,824        $ 54,936
                                                     ========        ========


See Note to Statement of Revenues and Certain Expenses

                             BRIDGEPOINT APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Bridgepoint Apartments consist of 48 units located in Jacksonville, Florida. The property was acquired by purchase July 17, 1995 by Florida Capital Income Fund III, Ltd. The following percentage of units that were occupied at the various period ending dates:

         December 31, 1996                            92%
         December 31, 1997                            85%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Bridgepoint Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                             Bridgepoint Apartments

                             Bridgepoint Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            185,158
Other Income                                                          ______

Total Revenue                                                        185,158

Certain Expenses

Personnel                                                             13,260
Advertising and Promotion                                              6,958
Utilities Expense                                                     26,227
Repairs and Maintenance                                               18,394
Real Estate Taxes and Insurance                                       10,225
Mortgage Interest Expense                                             47,103
Management Fees                                                       12,283
Other Operating Expense                                                6,551
                                                                     -------

Total Operating Expense                                              141,001

Revenues in Excess of Certain Expenses                                44,157
                                                                     =======

                             BRIDGEPOINT APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Bridgepoint Apartments consist of 48 units located in Jacksonville, Florida. The property was acquired by purchase July 17, 1995 by Florida Capital Income Fund III, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              90%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Bridgepoint Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Brookwood Way Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Brookwood Way Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                                    Elroy D. Miedema
                                                    Certified Public Accountant


Ft. Lauderdale, Florida
March 28, 1998

                            BROOKWOOD WAY APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                     December 31,   December 31,
                                                        1997            1996
                                                     -----------    -----------

REVENUES
  Rental income                                       $248,950        $236,466
  Other income                                           7,988           6,293
                                                      --------        --------

    Total revenues                                     256,938         242,759
                                                      --------        --------

CERTAIN EXPENSES
  Personnel                                             22,296          27,583
  Advertising and promotion                              6,998           4,626
  Utilities                                             20,793          20,213
  Repairs and maintenance                               15,092          14,234
  Real estate taxes and insurance                       17,645          12,941
  Mortgage interest expense                             96,565          96,745
  Management fees                                       15,720          16,637
  Other operating expenses                               2,972           2,727
                                                      --------        --------

    Total certain expenses                             198,081         195,706
                                                      --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                  $ 58,857        $ 47,053
                                                      ========        ========



See Note to Statement of Revenues and Certain Expenses

                            BROOKWOOD WAY APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Brookwood Way Apartments consist of 66 units located in Mansfield, Ohio. The property was acquired by purchase in November 1996 by Midwest Income Growth Fund VI, Ltd. The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            94%
         December 31, 1997                            88%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Brookwood Way Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                            Brookwood Way Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            206,024
Other Income                                                         _______

Total Revenue                                                        206,024

Certain Expenses

Personnel                                                             15,688
Advertising and Promotion                                              6,842
Utilities Expense                                                     16,060
Repairs and Maintenance                                               15,139
Real Estate Taxes and Insurance                                       12,587
Mortgage Interest Expense                                             57,338
Management Fees                                                       13,396
Other Operating Expense                                                4,195
                                                                     -------

Total Operating Expense                                              141,245

Revenues in Excess of Certain Expenses                                64,779
                                                                     =======

                            BROOKWOOD WAY APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Brookwood Way Apartments consist of 66 units located in Mansfield, Ohio. The property was acquired by purchase in November, 1996 by Midwest Income Growth Fund VI, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              97%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Brookwood Way Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Camellia Court Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Camellia Court Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                                     Elroy D. Miedema
                                                     Certified Public Accountant


Ft. Lauderdale, Florida
June 13, 1998

                            CAMELLIA COURT APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                     1997             1996
                                                   ---------        ---------

REVENUES
  Rental income                                    $ 213,718        $ 255,025
  Other income                                        16,516           19,693
                                                   ---------        ---------

    Total revenues                                   230,234          274,718
                                                   ---------        ---------

CERTAIN EXPENSES
  Personnel                                           35,481           20,430
  Advertising and promotion                            9,056            6,756
  Utilities                                           25,805           30,769
  Repairs and maintenance                             24,685           21,320
  Real estate taxes and insurance                     35,934           37,559
  Mortgage interest expense                           98,851           78,273
  Management fees                                     13,884           14,525
  Other operating expenses                             5,359            3,300
                                                   ---------        ---------

    Total certain expenses                           249,055          212,932
                                                   ---------        ---------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                               $ (18,821)       $  61,786
                                                   =========        =========


See Note to Statement of Revenues and Certain Expenses

                            CAMELLIA COURT APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Camellia Court Apartments consist of 60 units located in Daytona Beach, Florida. The property was acquired by purchase March 6, 1995 by Florida Opportunity Income Partners, Ltd. The following percentage of units were occupied at the various period ending dates:

         December 31, 1996                            88%
         December 31, 1997                            78%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Camellia Court Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                            Camellia Court Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            213,762
Other Income                                                         _______

Total Revenue                                                        213,762

Certain Expenses

Personnel                                                             26,292
Advertising and Promotion                                              5,137
Utilities Expense                                                     15,076
Repairs and Maintenance                                               22,774
Real Estate Taxes and Insurance                                       15,749
Mortgage Interest Expense                                             81,678
Management Fees                                                       13,603
Other Operating Expense                                               10,066
                                                                     -------

Total Operating Expense                                              190,375

Revenues in Excess of Certain Expenses                                23,387
                                                                     =======

                            CAMELLIA COURT APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Camellia Court Apartments consist of 60 units located in Daytona Beach, Florida. The property was acquired by purchase March 6, 1995 by Florida Opportunity Income Partners, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              96%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Camellia Court Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT


The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Eagle Lake Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Eagle Lake Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                              EAGLE LAKE APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                    December 31,    December 31,
                                                        1997            1996
                                                    ------------    ------------

REVENUES
  Rental income                                       $346,154        $348,348
  Other income                                          21,065          32,140
                                                      --------        --------
    Total revenues                                     367,219         380,488
                                                      --------        --------
CERTAIN EXPENSES
  Personnel                                             34,983          29,559
  Advertising and promotion                              9,811           5,020
  Utilities                                             26,117          30,819
  Repairs and maintenance                               30,289          25,777
  Real estate taxes and insurance                       49,694          49,359
  Mortgage interest expense                            158,727         159,163
  Management fees                                       26,702          24,129
  Other operating expenses                               4,833           5,275
                                                      --------        --------
    Total certain expenses                             341,156         329,101
                                                      --------        --------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                  $ 26,063        $ 51,387
                                                      ========        ========


See Note to Statement of Revenues and Certain Expenses

                              EAGLE LAKE APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Eagle Lake Apartments consist of 77 units located in Port Orange, Florida. The property was acquired by purchase July 12, 1994 by Florida Capital Income Fund, Ltd. The following percentage of units were occupied at the various period ending dates:

         December 31, 1996                            96%
         December 31, 1997                            94%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Eagle Lake Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                              Eagle Lake Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            302,920
Other Income                                                           3,585
                                                                     -------

Total Revenue                                                        306,505

Certain Expenses

Personnel                                                             36,669
Advertising and Promotion                                             10,497
Utilities Expense                                                     27,224
Repairs and Maintenance                                               26,731
Real Estate Taxes and Insurance                                       22,628
Mortgage Interest Expense                                            106,580
Management Fees                                                       18,564
Other Operating Expense                                                8,604
                                                                     -------

Total Operating Expense                                              257,497

Revenues in Excess of Certain Expenses                                49,008
                                                                     =======

                              EAGLE LAKE APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Eagle Lake Apartments consist of 77 units located in Port Orange, Florida. The property was acquired by purchase July 12, 1994 by Florida Capital Income Fund, Ltd. The following percentage of units were occupied at the period ending date.

            September 30, 1998                              91%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Eagle Lake Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Forest Glen Apartments, Phase I, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Forest Glen Apartments, Phase I, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                      /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                         FOREST GLEN APARTMENTS, PHASE I

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                       1997            1996
                                                   ------------     ------------
REVENUES
  Rental income                                      $319,763        $319,640
  Other income                                          7,968          16,405
                                                     --------        --------
    Total revenues                                    327,731         336,045
                                                     --------        --------
CERTAIN EXPENSES
  Personnel                                            35,958          30,797
  Advertising and promotion                             7,548           5,897
  Utilities                                             8,955           8,939
  Repairs and maintenance                              38,692          35,151
  Real estate taxes and insurance                      45,223          49,696
  Mortgage interest expense                           149,908         130,820
  Management fees                                      17,219          20,223
  Other operating expenses                              5,358           4,017
                                                     --------        --------
    Total certain expenses                            308,861         285,540
                                                     --------        --------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                 $ 18,870        $ 50,505
                                                     ========        ========


See Note to Statement of Revenues and Certain Expenses

                         FOREST GLEN APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.  Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen Apartments, Phase I, consist of 52 units located in Daytona Beach, Florida. All four phases of the Forest Glen Property are owned by a trustee on behalf of four beneficiaries (including Florida Capital Income Fund II, Ltd. and three other limited partnerships). Under a land trust agreement, Florida Capital Income Fund II, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase I of the Forest Glen Property.

     The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            98%
         December 31, 1997                            87%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen Apartments, Phase I.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                            Forest Glen I Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            277,130
Other Income                                                         _______

Total Revenue                                                        277,130

Certain Expenses

Personnel                                                             39,702
Advertising and Promotion                                              4,902
Utilities Expense                                                      9,609
Repair and Maintenance                                                31,160
Real Estate Taxes and Insurance                                       23,373
Mortgage Interest Expense                                            107,071
Management Fees                                                       15,232
Other Operating Expense                                               14,957
                                                                     -------

Total Operating Expense                                              246,006

Revenues in Excess of Certain Expenses                                31,124
                                                                     =======

                         FOREST GLEN APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen I Apartments consist of 52 units located in Daytona Beach, Florida. All four phases of the Forest Glen property are owned by a trustee on behalf of four beneficiaries (including Florida Capital Income Fund II, Ltd. and three other limited partnerships). Under a land trust agreement, Florida Capital Income Fund II, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase I of the Forest Glen property.

     The following percentage of units were occupied at the period ending date:

            September 30, 1998                              91%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen I Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Forest Glen Apartments, Phase II, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Forest Glen Apartments, Phase II, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                      /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                        FOREST GLEN APARTMENTS, PHASE II

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
REVENUES
  Rental income                                       $159,093        $181,587
  Other income                                           6,252           3,616
                                                      --------        --------
    Total revenues                                     165,345         185,203
                                                      --------        --------
CERTAIN EXPENSES
  Personnel                                             20,767          17,966
  Advertising and promotion                              4,802           3,462
  Utilities                                              5,827           4,397
  Repairs and maintenance                               23,120          20,667
  Real estate taxes and insurance                       25,939          26,594
  Mortgage interest expense                             60,222          59,048
  Management fees                                        9,454          12,281
  Other operating expenses                               3,307           2,047
                                                      --------        --------
    Total certain expenses                             153,438         146,462
                                                      --------        --------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                  $ 11,907        $ 38,741
                                                      ========        ========


See Note to Statement of Revenues and Certain Expenses

                        FOREST GLEN APARTMENTS, PHASE II

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen Apartments, Phase II, consist of 30 units located in Daytona Beach, Florida. All four phases of the Forest Glen Property are owned by a trustee on behalf of four beneficiaries (including Realty Opportunity Income Fund VIII, Ltd. and three other limited partnerships). Under a land trust agreement, Realty Opportunity Income Fund VIII, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase II of the Forest Glen Property.

     The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            77%
         December 31, 1997                            70%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen Apartments, Phase II.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                            Forest Glen II Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            157,829
Other Income                                                         _______

Total Revenue                                                        157,829

Certain Expenses

Personnel                                                              3,824
Advertising and Promotion                                              2,890
Utilities Expense                                                      5,885
Repairs and Maintenance                                               16,752
Real Estate Taxes and Insurance                                       13,502
Mortgage Interest Expense                                             47,988
Management Fees                                                        9,466
Other Operating Expense                                                8,037
                                                                     -------

Total Operating Expense                                              118,344

Revenues in Excess of Certain Expenses                                39,485
                                                                     =======

                        FOREST GLEN APARTMENTS, PHASE II

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen II Apartments consist of 30 units located in Daytona Beach, Florida. All four phases of the Forest Glen property are owned by a trustee on behalf of four beneficiaries (including Realty Opportunity Income Fund VIII, Ltd. and three other limited partnerships). Under a land trust agreement, Realty Opportunity Income Fund VIII, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase II of the Forest Glen property.

     The following percentage of units were occupied at the period ending date:

            September 30, 1998                              91%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen II Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT


The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Forest Glen Apartments, Phase III, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Forest Glen Apartments, Phase III, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                      /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                        FOREST GLEN APARTMENTS, PHASE III

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                    December 31,    December 31,
                                                        1997           1996
                                                    ------------    ------------


REVENUES
  Rental income                                       $170,175        $180,549
  Other income                                           7,031           5,721
                                                      --------        --------
    Total revenues                                     177,206         186,270
                                                      --------        --------
CERTAIN EXPENSES
  Personnel                                             17,461          15,378
  Advertising and promotion                              4,557           3,033
  Utilities                                              4,271           4,050
  Repairs and maintenance                               19,603          15,315
  Real estate taxes and insurance                       21,947          22,105
  Mortgage interest expense                             49,070          49,964
  Management fees                                        8,646          11,062
  Other operating expenses                               2,807           2,106
                                                      --------        --------
    Total certain expenses                             128,362         123,013
                                                      --------        --------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                  $ 48,844        $ 63,257
                                                      ========        ========


See Note to Statement of Revenues and Certain Expenses

                        FOREST GLEN APARTMENTS, PHASE III

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen Apartments, Phase III, consist of 26 units located in Daytona Beach, Florida. All four phases of the Forest Glen Property are owned by a trustee on behalf of four beneficiaries (including Florida Income Advantage Fund I, Ltd. and three other limited partnerships). Under a land trust agreement, Florida Income Advantage Fund I, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase III of the Forest Glen Property.

     The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            96%
         December 31, 1997                            96%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen Apartments, Phase III.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                           Forest Glen III Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            142,199
Other Income                                                         _______

Total Revenue                                                        142,199

Certain Expenses

Personnel                                                             12,041
Advertising and Promotion                                              2,413
Utilities Expense                                                      4,078
Repairs and Maintenance                                               14,639
Real Estate Taxes and Insurance                                       13,547
Mortgage Interest Expense                                             42,192
Management Fees                                                        8,292
Other Operating Expense                                                4,025
                                                                     -------

Total Operating Expense                                              101,227

Revenues in Excess of Certain Expenses                                40,972
                                                                     =======

                        FOREST GLEN APARTMENTS, PHASE III

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen III Apartments consist of 26 units located in Daytona Beach, Florida. All four phases of the Forest Glen property are owned by a trustee on behalf of four beneficiaries (including Florida Income Advantage Fund I, Ltd. and three other limited partnerships). Under a land trust agreement, Florida Income Advantage Fund I, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase III of the Forest Glen property.

     The following percentage of units were occupied at the period ending date:

            September 30, 1998                              85%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen III Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Forest Glen Apartments, Phase IV, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Forest Glen Apartments, Phase IV, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                        FOREST GLEN APARTMENTS, PHASE IV

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                     December 31,   December 31,
                                                         1997           1996
                                                     ------------   ------------
REVENUES
  Rental income                                        $56,139         $57,348
  Other income                                           2,437           2,565
                                                       -------         -------
    Total revenues                                      58,576          59,913
                                                       -------         -------
CERTAIN EXPENSES
  Personnel                                              5,132           4,454
  Advertising and promotion                              1,385           1,009
  Utilities                                              1,494           1,340
  Repairs and maintenance                                6,346           4,773
  Real estate taxes and insurance                        6,985           7,247
  Mortgage interest expense                             17,843          15,897
  Management fees                                        3,987           5,056
  Other operating expenses                               1,159           1,070
                                                       -------         -------
    Total certain expenses                              44,331          40,846
                                                       -------         -------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                   $14,245         $19,067
                                                       =======         =======


See Note to Statement of Revenues and Certain Expenses

                        FOREST GLEN APARTMENTS, PHASE IV

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.  Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen Apartments, Phase IV, consist of 8 units located in Daytona Beach, Florida. All four phases of the Forest Glen Property are owned by a trustee on behalf of four beneficiaries (including Florida Income Appreciation Fund I, Ltd. and three other limited partnerships). Under a land trust agreement, Florida Income Appreciation Fund I, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase IV of the Forest Glen Property.

     The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                           100%
         December 31, 1997                           100%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen Apartments, Phase IV.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                            Forest Glen IV Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            38,648
Other Income                                                         _______

Total  Revenue                                                       38,648

Certain Expenses

Personnel                                                             4,306
Advertising and Promotion                                               762
Utilities Expense                                                     1,257
Repairs and Maintenance                                               4,368
Real Estate Taxes and Insurance                                       3,591
Mortgage Interest Expense                                            13,029
Management Fees                                                       2,610
Other Operating Expense                                               2,487
                                                                     ------

Total Operating Expense                                              32,410

Revenues in Excess of Certain Expenses                                6,238
                                                                     ======

                        FOREST GLEN APARTMENTS, PHASE IV

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Forest Glen IV Apartments consist of 8 units located in Daytona Beach, Florida. All four phases of the Forest Glen property are owned by a trustee on behalf of four beneficiaries (including Florida Income Appreciation Fund I, Ltd. and three other limited partnerships). Under a land trust agreement, Florida Income Appreciation Fund I, Ltd. owns beneficial interest in, and is obligated to pay operating expenses in respect of, the residential units comprising Phase IV of the Forest Glen property.

     The following percentage of units were occupied at the period ending date:

            September 30, 1998                              100%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Forest Glen IV Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT


The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Glen Lake Arms Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Glen Lake Arms Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                      /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
March 3, 1998

                            GLEN LAKE ARMS APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
REVENUES
  Rental income                                     $ 745,649        $ 695,308
  Other income                                         22,536           60,265
                                                    ---------        ---------
    Total revenues                                    768,185          755,573
                                                    ---------        ---------
CERTAIN EXPENSES
  Personnel                                            85,191           81,963
  Advertising and promotion                            20,726           25,227
  Utilities                                           120,687          122,890
  Repairs and maintenance                              67,235           36,584
  Real estate taxes and insurance                     118,041          118,627
  Mortgage interest expense                           310,603          312,704
  Management fees                                      42,276           43,434
  Other operating expenses                             14,932            6,280
                                                    ---------        ---------
    Total certain expenses                            779,691          747,709
                                                    ---------        ---------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                $ (11,506)       $   7,864
                                                    =========        =========


See Note to Statement of Revenues and Certain Expenses

                            GLEN LAKE ARMS APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Glen Lakes Arms Apartments consist of 144 units located in St. Petersburg, Florida. The property was acquired by purchase May 18, 1995 by Glen Lake Investors, Ltd. in which Florida Capital Income Fund IV, Ltd. owns a 99% limited partnership interest. The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            79%
         December 31, 1997                            81%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Glen Lake Arms Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                            Glen Lake Arms Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                             571,980
Other Income                                                           ______

Total  Revenue                                                        571,980

Certain Expenses

Personnel                                                             104,297
Advertising and Promotion                                              24,572
Utilities Expense                                                      89,904
Repairs and Maintenance                                               118,256
Real Estate Taxes and Insurance                                        88,015
Mortgage Interest Expense                                             192,536
Management Fees                                                             0
Other Operating Expense                                                93,019
                                                                     --------

Total Operating Expense                                               710,599

Revenues in Excess of Certain Expenses                               (138,619)
                                                                     ========

                            GLEN LAKE ARMS APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Glen Lake Arms consists of 144 units located in St. Petersburg, Florida. The property was acquired by purchase May 18, 1995 by Glen Lake Investors, Ltd. in which Florida Capital Income Fund IV, Ltd. owns a 99% limited partnership interest. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              48%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of Glen Lake Arms.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Grove Hamlet Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Grove Hamlet Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
February 27, 1998

                             GROVE HAMLET APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                      1997              1996
                                                   ------------     ------------
REVENUES
  Rental income                                     $ 221,070        $ 228,459
  Other income                                          7,510           10,945
                                                    ---------        ---------
    Total revenues                                    228,580          239,404
                                                    ---------        ---------
CERTAIN EXPENSES
  Personnel                                            31,912           42,952
  Advertising and promotion                             1,530            1,388
  Utilities                                            13,915           18,450
  Repairs and maintenance                               8,245           27,052
  Real estate taxes and insurance                      35,289           32,966
  Mortgage interest expense                           125,177          126,382
  Management fees                                      14,028           15,889
  Other operating expenses                              3,912            4,748
                                                    ---------        ---------
    Total certain expenses                            234,008          269,827
                                                    ---------        ---------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                $  (5,428)       $ (30,423)
                                                    =========        =========


See Note to Statement of Revenues and Certain Expenses

                             GROVE HAMLET APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Grove Hamlet Apartments consist of 57 units located in Deland, Florida. The property was acquired by purchase December 29, 1993 by Central Florida Income Appreciation Fund, Ltd. The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            86%
         December 31, 1997                            82%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Grove Hamlet Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                             Laurel Oaks Apartments
                       (formerly Grove Hamlet Apartments)
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            217,728
Other Income                                                         _______

Total  Revenue                                                       217,728

Certain Expenses

Personnel                                                             30,427
Advertising and Promotion                                              1,227
Utilities Expense                                                     10,157
Repairs and Maintenance                                               21,020
Real Estate Taxes and Insurance                                       16,655
Mortgage Interest Expense                                             90,261
Management Fees                                                       13,574
Other Operating Expense                                                6,611
                                                                     -------

Total Operating Expense                                              189,932

Revenues in Excess of Certain Expenses                                27,796
                                                                     =======

                             GROVE HAMLET APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Grove Hamlet Apartments consist of 57 units located in Deland, Florida. The property was acquired by purchase December 29, 1993 by Central Florida Income Appreciation Fund, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              95%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Grove Hamlet Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Stadium Club Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Stadium Club Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     /s/ ELROY D. MIEDEMA

                                                     Elroy D. Miedema
                                                     Certified Public Accountant

Ft. Lauderdale, Florida
March 3, 1998

                             STADIUM CLUB APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
REVENUES
  Rental income                                      $458,687        $427,919
  Other income                                         27,710          21,809
                                                     --------        --------

    Total revenues                                    486,397         449,728
                                                     --------        --------

CERTAIN EXPENSES
  Personnel                                            72,107          67,232
  Advertising and promotion                            11,885          10,074
  Utilities                                            49,370          39,341
  Repairs and maintenance                              31,966          26,020
  Real estate taxes and insurance                      36,528          30,980
  Mortgage interest expense                           146,120         122,433
  Management fees                                      25,469          28,041
  Other operating expenses                             15,278          11,296
                                                     --------        --------

    Total certain expenses                            388,723         335,417
                                                     --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                 $ 97,674        $114,311
                                                     ========        ========


See Note to Statement of Revenues and Certain Expenses

                             STADIUM CLUB APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Stadium Club Apartments consist of 229 units located in Statesboro, Georgia. The property was acquired by purchase June 30, 1995 by GSU Stadium Student Apartments, Ltd. The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            90%
         December 31, 1997                            86%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Stadium Club Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units, which are student housing, are rented under lease agreements that correspond to the school semesters.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                             Stadium Club Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                             311,584
Other Income                                                          _______

Total  Revenue                                                        311,584

Certain Expenses

Personnel                                                              55,544
Advertising and Promotion                                              10,867
Utilities Expense                                                      49,905
Repairs and Maintenance                                                29,733
Real Estate Taxes and Insurance                                        10,277
Mortgage Interest Expense                                             102,025
Management Fees                                                        32,982
Other Operating Expense                                                30,026
                                                                     --------

Total Operating Expense                                               321,359

Revenues in Excess of Certain Expenses                                 (9,775)
                                                                     ========

                             STADIUM CLUB APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Stadium Club Apartments consist of 229 units located in Statesboro, Georgia. The property was acquired by purchase June 30, 1995 by GSU Stadium Student Apartments, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              64%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of Stadium Club Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Steeplechase Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Steeplechase Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                     Elroy D. Miedema
                                                     Certified Public Accountant


Ft. Lauderdale, Florida
June 13, 1998

                             STEEPLECHASE APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996




                                                 December 31,     December 31,
                                                    1997              1996
                                                  --------         ---------


REVENUES
  Rental income                                   $ 234,305        $ 231,630
  Other income                                       10,733           13,663
                                                  ---------        ---------

    Total revenues                                  245,038          245,293
                                                  ---------        ---------

CERTAIN EXPENSES
  Personnel                                          50,624           57,299
  Advertising and promotion                          11,417            6,207
  Utilities                                          49,085           56,241
  Repairs and maintenance                            31,930           21,149
  Real estate taxes and insurance                    33,112           37,786
  Mortgage interest expense                          93,448           95,540
  Management fees                                    15,227           11,792
  Other operating expenses                            7,495            7,612
                                                  ---------        ---------

    Total certain expenses                          292,338          293,626
                                                  ---------        ---------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                              $ (47,300)       $ (48,333)
                                                  =========        =========

See Note to Statement of Revenues and Certain Expenses

                             STEEPLECHASE APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Steeplechase Apartments consist of 72 units located in Anderson, Indiana. The property was acquired on October 1, 1996 by Income Partners III, Ltd. in which Baron Strategic Investment Fund II, Ltd. owns a 99% limited partnership interest. The following percentage of units were occupied at the various period ending dates:

         December 31, 1996                            65%
         December 31, 1997                            65%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Steeplechase Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                             Steeplechase Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                             232,453
Other Income                                                          _______

Total  Revenue                                                        232,453

Certain Expenses

Personnel                                                              46,225
Advertising and Promotion                                               2,422
Utilities Expense                                                      41,559
Repairs and Maintenance                                                35,791
Real Estate Taxes and Insurance                                        18,362
Mortgage Interest Expense                                              68,203
Management Fees                                                        14,696
Other Operating Expense                                                14,020
                                                                     --------

Total Operating Expense                                               241,278

Revenues in Excess of Certain Expenses                                 (8,825)
                                                                     ========

                             STEEPLECHASE APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Steeplechase Apartments consist of 72 units located in Anderson, Indiana. The property was acquired on October 1, 1996 by Income Partners III, Ltd. in which Baron Strategic Investment Fund II, Ltd. owns a 99% limited partnership interest The following percentage of units were occupied at the period ending date:

            September 30, 1998                              75%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Steeplechase Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          EXCHANGE HYBRID PARTNERSHIPS

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Crystal Court Apartments, Phase I, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Crystal Court Apartments, Phase I, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.






                                                Elroy D. Miedema
                                                Certified Public Accountant


Ft. Lauderdale, Florida
March 28, 1998

                        CRYSTAL COURT APARTMENTS, PHASE I

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                  December 31,    December 31,
                                                     1997            1996
                                                   ---------       ---------


REVENUES
  Rental income                                    $ 282,679       $ 270,046
  Other income                                        14,701           9,356
                                                   ---------       ---------

    Total revenues                                   297,380         279,402
                                                   ---------       ---------

CERTAIN EXPENSES
  Personnel                                           30,622          31,136
  Advertising and promotion                            2,628           2,768
  Utilities                                           20,609          25,684
  Repairs and maintenance                             26,081          37,278
  Real estate taxes and insurance                     34,604          33,957
  Mortgage interest expense                          139,652         147,658
  Management fees                                     20,019          19,102
  Other operating expenses                             5,015           3,893
                                                   ---------       ---------

    Total certain expenses                           279,230         301,476
                                                   ---------       ---------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                               $  18,150       $ (22,074)
                                                   =========       =========




See Note to Statement of Revenues and Certain Expenses

                        CRYSTAL COURT APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Crystal Court Apartments, Phase I, consist of 72 units located in Lakeland, Florida. The property was acquired by purchase in 1997 by Cystal Court Properties, Ltd. The following percentage of units were occupied at the various period ending dates:


           December 31, 1996                                   92%
           December 31, 1997                                   89%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Crystal Court Apartments, Phase I.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                           Crystal Court I Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
                                                                  --------------
Revenue

Rent Base                                                            199,919
Other Income                                                           4,391
                                                                     -------

Total Revenue                                                        204,310

Certain Expenses

Personnel                                                             18,169
Advertising and Promotion                                              1,986
Utilities Expense                                                     12,796
Repairs and Maintenance                                               16,133
Real Estate Taxes and Insurance                                       11,393
Mortgage Interest Expense                                             62,950
Management Fees                                                        8,143
Other Operating Expense                                                5,133
                                                                     -------

Total Operating Expense                                              136,708

Revenues in Excess of Certain Expenses                                67,602
                                                                     =======

                        CRYSTAL COURT APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Crystal Court Apartments, Phase I, consist of 72 units located in Lakeland, Florida. The property was acquired by purchase in 1997 by Cystal Court Properties, Ltd. The following percentage of units were occupied at the various period ending dates:

           September 30, 1998                                  93%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Crystal Court Apartments, Phase I.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Lamplight Court Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Lamplight Court Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                                     Elroy D. Miedema
                                                     Certified Public Accountant


Ft. Lauderdale, Florida
March 28, 1998

                           LAMPLIGHT COURT APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                   December 31,     December 31,
                                                      1997            1996
                                                    --------        --------

REVENUES
  Rental income                                     $303,933        $325,019
  Other income                                        14,083          14,901
                                                    --------        --------

    Total revenues                                   318,016         339,920
                                                    --------        --------

CERTAIN EXPENSES
  Personnel                                           39,363          49,403
  Advertising and promotion                            6,648           6,747
  Utilities                                           48,903          45,192
  Repairs and maintenance                             19,279          19,456
  Real estate taxes and insurance                     38,313          41,360
  Mortgage interest expense                          126,175         134,591
  Management fees                                     18,581          21,187
  Other operating expenses                             4,690           7,093
                                                    --------        --------

    Total certain expenses                           301,952         325,029
                                                    --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                $ 16,064        $ 14,891
                                                    ========        ========


See Note to Statement of Revenues and Certain Expenses

                           LAMPLIGHT COURT APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Lamplight Court Apartments consist of 80 units located in Bellefontaine, Ohio. The property was acquired by purchase in 1985 by Independence Village, Ltd. The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            86%
         December 31, 1997                            90%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Lamplight Court Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed during 1996 and 1997, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                           Lamplight Court Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98

                                      Undivided 31.7% Interest
                                     held by Lamplight Court of          Undivided 68.3% Interest
                                    Bellefontaine Apartments, Ltd.         held by Non-affiliate          Total
                                    ------------------------------         ---------------------          -----
Revenue
Rent Base                                         86,411                           186,179               272,590
Other Income                                         766                             1,649                 2,415
                                                 -------                           -------               -------

Total Revenue                                     87,177                           187,828               275,005

Certain Expenses

Personnel                                          8,018                            17,276                25,294
Advertising and Promotion                            602                             1,296                 1,898
Utilities Expense                                  8,688                            18,720                27,408
Repairs and Maintenance                            2,021                             4,353                 6,374
Real Estate Taxes and Insurance                    7,691                            16,572                24,263
Mortgage Interest Expense                         29,804                            64,214                94,018
Management Fees                                    3,525                             7,596                11,121
Other Operating Expenses                           5,504                            11,859                17,363
                                                 -------                           -------               -------

Total Operating Expenses                          65,853                           141,886               207,739
                                                 -------                           -------               -------

Revenues in Excess
  of Certain Expenses                             21,323                            45,943                67,266
                                                 =======                           =======               =======

                           LAMPLIGHT COURT APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Lamplight Court Apartments consist of 80 units located in Bellefontaine, Ohio. The property was acquired by purchase in 1985 by Independence Village, Ltd. The following percentage of units were occupied at the period ending date:

            September 30, 1998                              91%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Lamplight Court Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Pine View Apartments for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Pine View Apartments for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.






                                                   Elroy D. Miedema
                                                   Certified Public Accountant


Ft. Lauderdale, Florida
March 28, 1998

                              PINE VIEW APARTMENTS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996





                                                    December 31,    December 31,
                                                       1997            1996
                                                     --------        --------


REVENUES
  Rental income                                      $358,074        $382,792
  Other income                                         32,557          19,469
                                                     --------        --------

    Total revenues                                    390,631         402,261
                                                     --------        --------

CERTAIN EXPENSES
  Personnel                                            33,083          40,056
  Advertising and promotion                            16,713          19,452
  Utilities                                            49,502          46,699
  Repairs and maintenance                              52,329          64,718
  Real estate taxes and insurance                      43,589          45,005
  Mortgage interest expense                           131,707         138,693
  Management fees                                      25,709          28,159
  Other operating expenses                             13,185           8,201
                                                     --------        --------

    Total certain expenses                            365,817         390,983
                                                     --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                 $ 24,814        $ 11,278
                                                     ========        ========





See Note to Statement of Revenues and Certain Expenses

                              PINE VIEW APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Pine View Apartments consist of 92 units located in Orlando, Florida. The property was acquired by purchase in 1986 by Pineview Apartments, Ltd. The following percentage of units were occupied at the various period ending dates:


           December 31, 1996                                   93%
           December 31, 1997                                   91%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Pine View Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.


     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                               Pineview Apartments
                   Statement of Revenues and Certain Expenses
                    For the Nine-Month Period Ending 9/30/98


                                                                  1/1/98-9/30/98
Revenue

Rent Base                                                            288,547
Other Income                                                          18,664
                                                                     -------

Total Revenue                                                        307,211

Certain Expenses

Personnel                                                             30,650
Advertising and Promotion                                              4,685
Utilities Expense                                                     32,319
Repairs and Maintenance                                               28,670
Real Estate Taxes and Insurance                                       14,457
Mortgage Interest Expense                                             73,004
Management Fees                                                       10,541
Other Operating Expense                                               12,062
                                                                     -------

Total Operating Expense                                              206,388

Revenues in Excess of Certain Expenses                               100,823
                                                                     =======

                              PINE VIEW APARTMENTS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Pine View Apartments consist of 92 units located in Orlando, Florida. The property was acquired by purchase in 1986 by Pineview Apartments, Ltd. The following percentage of units were occupied at the various period ending dates:

           September 30, 1998                                 92%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Pine View Apartments.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

     Property Management

     In exchange for services performed in January through May 1998, a property manager was paid a property management fee equal to 5% of collected rental income from the property, a performance fee of $2.00 per residential apartment unit for each month the property manager collected more than 96% of gross potential rents and a monthly bookkeeping fee of in the range of $275 to $325. In June 1998, the property management agreement was terminated, and since that time the property has been self-managed.

     Other Matters

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. (the "Operating Partnership"), will offer to exchange Operating Partnership Units to the limited partners of partnerships which directly or indirectly own the equity interest in residential apartment properties, including the subject property. These Units are exchangeable for an equivalent number of Common Shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                                DEBT PROPERTIES

================================================================================




                      BARON STRATEGIC INVESTMENT FUND, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                      BARON STRATEGIC INVESTMENT FUND, LTD.


                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         1


FINANCIAL STATEMENTS

   Balance Sheet                                                           2

   Statement of Operations                                                 3

   Statement of Partners' Capital                                          4

   Statement of Cash Flows                                                 5

   Notes to Financial Statements                                          6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Partners
Baron Strategic Investment Fund, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Note 3, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998 except for the third paragraph 7 of
  Note 6, as to which the date is December 15, 1998

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                                ASSETS

Cash                                                                    $ 39,440
Notes receivable from affiliates                                         559,000
Advances receivable from affiliate                                       249,739
Accrued interest receivable from affiliate                                21,459
                                                                        --------

                                                                        $869,638
                                                                        ========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $  9,500
                                                                        --------

Commitments, Subsequent Events and Other Matter                             --

Partners' Capital:
   General partner                                                            90
   Limited partners                                                      860,048
                                                                        --------
                                                                         860,138
                                                                        --------
                                                                        $869,638
                                                                        ========


                       See notes to financial statements.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





Revenues:
   Interest income from affiliate                                        $76,981
   Other                                                                   1,906
                                                                         -------
                                                                          78,887
                                                                         -------

Expenses:
   General and administrative                                             10,745
   Administrative fees to general partner                                  6,000
                                                                         -------
                                                                          16,745
                                                                         -------
Net Income                                                               $62,142
                                                                         =======


                       See notes to financial statements.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997





                                         General       Limited
                                         Partner       Partners         Total
                                         -------       --------         -----

Partners' Capital, Beginning             $      90     $ 910,570      $ 910,660

Distributions                                 --        (112,664)      (112,664)

Net Income                                    --          62,142         62,142
                                         ---------     ---------      ---------

Partners' Capital, Ending                $      90     $ 860,048      $ 860,138
                                         =========     =========      =========

                       See notes to financial statements.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997



Cash Flows from Operating Activities:
   Net income                                                            $  62,142
   Adjustments to reconcile net income to net
      cash provided by operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliate         (15,981)
            Increase in administrative fees payable to general partner       6,000
                                                                         ---------
               Net cash provided by operating activities                    52,161
                                                                         ---------

Cash Flows from Investing Activities:
   Investment in notes receivables from affiliates                        (339,000)
   Advances to affiliate                                                    (7,239)
                                                                         ---------
               Net cash used in investing activities                      (346,239)
                                                                         ---------

Cash Flows from Financing Activities:
   Distributions to limited partners                                      (112,664)
   Syndication costs                                                        (6,800)
                                                                         ---------
               Net cash used in financing activities                      (119,464)
                                                                         ---------

Net Decrease in Cash                                                      (413,542)

Cash, Beginning                                                            452,982
                                                                         ---------
Cash, Ending                                                             $  39,440
                                                                         =========

                       See notes to financial statements.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron  Strategic   Investment  Fund,  Ltd.  ("the  Partnership")  was  initially organized on April 24, 1996 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership  provides  debt and equity  financing  to  existing  affiliated
limited  partnerships  owning  residential   apartment  communities  located  in
Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of May 20, 1996:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and (b) next to the general partner, until the total amount so distributed to it when added to all prior distributions of distributable cash and net proceeds made to it, is equal to the sum of its capital contribution plus an annual 12.5% cash-on-cash return and; (c) the balance, if any is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $500 per month through December 1, 2003.

NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

The following are the balances of the notes receivable from affiliates at December 31, 1997:

                                                                  Notes
                                                                Receivable
                                                                ----------
Blossom Corners Apartments II, Ltd. ("Blossom II")               $457,000 (a)
Falls Properties III, Ltd. ("Falls III")                          102,000 (b)
                                                                 --------
                                                                 $559,000
                                                                 ========

(a)  In November 1996, the  Partnership  acquired  certain  receivables  from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Blossom II, were converted into promissory notes as more fully described in the table below:

       Blossom II Second Mortgage Note; matures on April 1, 2002; accrues interest at an minimum annual rate of 6% and provides for participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; provides for additional participation interest in an annual equal to 20% of remaining available cash flow, as defined,  which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note; secured by a lien upon certain real and personal property of Blossom II; subordinated to the first mortgage which had a balance of  approximately  $1,130,000  as of  December  31,
       1997.                                                           $622,103

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES (Continued)


        Unsecured promissory note, representing advances made by the former  general  partner to Blossom  II. The note is payable upon demand and bears  interest at 1% over prime (9.5% as of
        December 31,1997).                                               68,861

        Other receivables,  related to advances for refinancing fees
        and professional services.                                       29,732
                                                                       --------
                                                                        720,696
        Less discount                                                   263,696
                                                                       --------
        Notes receivable, net of discount                              $457,000
                                                                       ========

     See Note 6 regarding a subsequent amendment to the second mortgage.

(b) In April 1997, the Partnership acquired, at a discount, certain receivables owed Falls III from an unrelated entity. In connection with Falls III filing for reorganization under Chapter 11 of the Bankruptcy Code in August 1994, the notes, which had included a Second Mortgage Note Receivable, were converted into two unsecured promissory notes of $198,750 and $44,398 (total of $234,148). The notes provide for the partial repayment of the principal balance in April 1999 using 20% of the excess cash flow of Falls
     III. The remaining principal is to be repaid after all secured notes and other claims designated by the court have been paid in full.

        Notes receivable                                              $ 243,148
        Less discount                                                  (141,148)
                                                                      ---------
                 Notes receivable, net of discount                    $ 102,000
                                                                      =========

NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATE

During 1996 and 1997, the Partnership provided funding to Blossom II by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum. The balance of $249,739 remained outstanding as of December 31, 1997. Interest income of $36,427 was recognized during the year, of which $21,459 was accrued as of December 31, 1997. Subsequent to December 31, 1997, the Partnership received $134,992 from Blossom II as payment towards the principal and interest.

NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

In 1996, in accordance with the terms of a Private Placement Memorandum dated May 20, 1996, the Partnership issued the 2,400 units of limited partner interest being offered at $500 per unit for total gross proceeds of $1,200,000. Costs of $284,000 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $284,000 in syndication costs, the Partnership paid $164,000 to its general partner for administrative, legal and investment fees.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS

Loan to Affiliate

In March 1998, the Partnership made a loan of $128,000 to Sycamore Real Estate Development, an affiliate. The loan is due on demand and has an annual interest rate of 12%.

Distributions to Limited Partners

In 1998, the Partnership made distributions of approximately $76,000 to the limited partners.

Amendment to Second Mortgage

On December 15, 1998, the Partnership entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage, and the maturities extended to April 1, 2002. The amendment also provides for additional advances to be secured under a future advance clause up to $1,250,000 maximum.

NOTE 7. OTHER MATTER


In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.


                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         1


FINANCIAL STATEMENTS

   Balance Sheet                                                           2

   Statement of Operations                                                 3

   Statement of Partners' Capital                                          4

   Statement of Cash Flows                                                 5

   Notes to Financial Statements                                          6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Investment Fund IV, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund IV, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund IV, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Notes 3 and 4, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998 except for the second paragraph of
 Note 6, as to which the date is December 15, 1998

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                    ASSETS

Cash                                                                  $   98,947
Notes receivable from affiliates                                         968,751
Advances receivable from affiliates                                       19,500
Accrued interest receivable from affiliate                                20,858
                                                                      ----------
                                                                      $1,108,056
                                                                      ==========


      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Note payable to affiliate                                          $  379,267
   Accrued syndication costs                                              20,100
   Administrative fees payable to general partner                         14,000
   Accrued interest payable to affiliate                                   2,182
                                                                      ----------
                                                                         415,549
                                                                      ----------
Commitments and Other Matter                                                --

Partners' Capital:
   General partner                                                           511
   Limited partners                                                      692,507
                                                                      ----------
                                                                         692,507
                                                                      ----------
                                                                      $1,108,056
                                                                      ==========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





Revenues:
   Interest income from affiliate                                       $128,047
   Other                                                                   1,573
                                                                        --------
                                                                         129,620
                                                                        --------
Costs and Expenses:
   Interest expense to affiliate                                          67,699
   Administrative fees to general partner                                 12,000
   General and administrative                                              5,181
                                                                        --------
                                                                          84,880
                                                                        --------
Net Income                                                              $ 44,740
                                                                        ========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997


                                                   General     Limited
                                                   Partner     Partners      Total
                                                   -------     --------      -----
Partners' Capital, Beginning                      $      64   $  70,023    $  70,087

Capital Contributions, Net of Syndication Costs        --       604,810      604,810

Distributions                                          --       (27,130)     (27,130)

Net Income                                              447      44,293       44,740
                                                  ---------   ---------    ---------

Partners' Capital, Ending                         $     511   $ 691,996    $ 692,507
                                                  =========   =========    =========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997



Cash Flows from Operating Activities:
   Net loss                                                              $  44,740
   Adjustments to reconcile net loss to net cash
      provided by operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliate         (20,858)
            Increase in administrative fees payable to general partner      12,000
            Increase in accrued interest payable to affiliate                2,182
                                                                         ---------
               Net cash provided by operating activities                    38,064
                                                                         ---------

Cash Flows from Investing Activities:
   Investment in notes receivable from affiliate                          (981,237)
   Payment received on notes receivable from affiliate                      12,486
   Advances to affiliates                                                  (19,500)
                                                                         ---------
               Net cash used in investing activities                      (988,251)
                                                                         ---------

Cash Flows from Financing Activities:
   Proceeds from notes payable to affiliate                                690,000
   Payments on note payable to affiliate                                  (310,733)
   Partners' capital contributions                                         769,263
   Syndication costs                                                      (144,353)
   Distributions to limited partners                                       (27,130)
                                                                         ---------
               Net cash provided by financing activities                   977,047
                                                                         ---------

Net Increase in Cash                                                        26,860

Cash, Beginning                                                             72,087
                                                                         ---------
Cash, Ending                                                             $  98,947
                                                                         =========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Investment Fund IV, Ltd. ("the Partnership") was initially organized on October 1, 1996 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,000,000, to be divided into 2,000 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership   provides  debt  financing  to  existing   affiliated  limited
partnerships owning residential apartment communities located in Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of October 22, 1996:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,000,000, to be divided into 2,000 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated to the general partner.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 18% cash-on-cash return; and (b) the balance, if any, is distributed to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.

NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

The following are the balances of the notes receivable and accrued interest receivable from affiliates at December 31, 1997: Notes Accrued Receivable Interest


Country Square Apartments, Ltd. ("Country Square")        $797,189   $  --   (a)
                                                                     -------
Country Square                                             171,562    20,858 (b)
                                                          --------   -------
                                                          $968,751   $20,858
                                                          ========   =======

(a)  In  March  1997,  the  Partnership  acquired  certain  receivables  from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Country Square, were converted into promissory notes as more fully described in the table below:

        Country Square Second Mortgage Note; matures on April 30, 2008; accrues interest at an minimum annual rate of 12%; secured by a lien upon certain real and personal property of Country Square; subordinated to the first mortgage which had a balance of
        approximately $1,240,000 as of December 31, 1997.            $1,192,987

        Less discount                                                   395,798
                                                                     ----------
        Note receivable, net of discount                             $  797,189
                                                                     ==========

(b) In July 1997, the Partnership made a loan to Country Square of $171,562 pursuant to the terms of a promissory note. The note is due on demand and accrues interest quarterly at 12% per annum.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE (Continued)

See Note 6 regarding a subsequent amendment to the second mortgage.

NOTE 4. Note Payable to Affiliate

In March 1997, the Partnership borrowed funds from Baron Strategic Investment Fund VI, Ltd. ("Fund VI") pursuant to the terms of a promissory note. The note matures in September 2002 with interest payable monthly at 15% per annum. As collateral for the note payable, the Partnership has granted Fund VI a security interest in the second mortgage notes and mortgages (see Note 3). The note had an unpaid principal balance of $379,267 as of December 31, 1997. Interest expense to the affiliate amounted to $67,699 for 1997 of which $2,182 was unpaid and accrued at December 31, 1997.

NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

In 1996, in accordance with the terms of a Private Placement Memorandum dated October 22, 1996, the Partnership issued 180 units of limited partnership interest of the 2,000 units being offered at $500 per unit for total gross proceeds of $90,000. Costs of $17,400 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $14,000 was paid to the General Partner for administrative, legal and investment fees.

During 1997, the Partnership issued 1,538.5 units of limited partnership interest at $500 per unit for total gross proceeds of $769,263. This issuance increased the total units sold to 1,718.5 units of the 2,000 units being offered. Costs of $164,453 incurred in connection with syndicating these partnership units have been recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $80,570 was incurred with regard to the General Partner for administrative, legal and investment fees. Syndicated costs of $20,100 were unpaid and accrued at December 31, 1997.

Subsequent to December 31, 1997, the Partnership issued 280.5 units of the remaining 281.5 units at $500 per unit for a total of $140,237. This issuance increased the total units sold to 1,999 units of the 2,000 units being offered. Costs of $26,647 incurred in connection with syndicating these partnership units were recorded as a reduction of limited partner's capital contributions in 1998. Of the syndication costs, $22,524 was paid to the General Partner for administrative, legal and investment fees.

NOTE 6. SUBSEQUENT EVENTS

Distributions to Limited Partners

In 1998, the Partnership made distributions of approximately $15,000 to the limited partners.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS (Continued)

Amendment to Second Mortgage

On December 15, 1998, the Partnership entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage, and the maturities extended to April 30, 2008. The amendment also provides for additional advances to be secured under a future advance clause up to $1,750,000 maximum.

NOTE 7. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997





================================================================================

                    BARON STRATEGIC INVESTMENT FUND V, LTD.


                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        1


FINANCIAL STATEMENTS

   Balance Sheet                                                          2

   Statement of Operations                                                3

   Statement of Partners' Capital                                         4

   Statement of Cash Flows                                                5

   Notes to Financial Statements                                         6-12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Investment Fund V, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund V, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations and partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund V, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the stockholder and president of the Partnership's general partner. As discussed in Notes 3 and 4, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998 except for the third paragraph of Note 6, as to which the date is December 15, 1998.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                    ASSETS

Cash                                                                    $112,521
Notes receivable from affiliates                                         706,100
Advances receivable from affiliates                                       54,800
Accrued interest receivable from affiliates                               55,694
                                                                        --------

                                                                        $929,115


        LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 14,000
                                                                        --------

Commitments, Subsequent Events and Other Matter                             --

Partners' Capital:
   General partner                                                            69
   Limited partners                                                      915,046
                                                                        --------
                                                                         915,115
                                                                        --------
                                                                        $929,115
                                                                        ========


                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


Revenues:
   Interest income from affiliates                                       $55,694
   Other                                                                   3,423
                                                                         -------
                                                                          59,117
                                                                         -------
Costs and Expenses:
   Administrative fees to general partner                                 12,000
   General and administrative                                              5,117
                                                                         -------
                                                                          17,117
                                                                         -------
Net income                                                               $42,000
                                                                         =======


                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997


                                                   General     Limited
                                                   Partner     Partners      Total
                                                   -------     --------      -----
Partners' Capital, Beginning                      $      69   $  85,614    $  85,683

Capital Contributions, Net of Syndication Costs        --       850,300      850,300

Distributions                                          --       (62,868)     (62,868)

Net Income                                             --        42,000       42,000
                                                  ---------   ---------    ---------

Partners' Capital, Ending                         $      69   $ 915,046    $ 915,115
                                                  =========   =========    =========


                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net income                                                            $    42,000
   Adjustments to reconcile net loss to net cash
      used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliate           (55,694)
            Increase in administrative fees payable to general partner        12,000
                                                                         -----------
               Net cash used in operating activities                          (1,694)
                                                                         -----------

Cash Flows from Investing Activities:
   Investment in notes receivable from affiliates                           (706,100)
   Investment in advances receivable from affiliates                         (54,800)
                                                                         -----------
               Net cash used in investing activities                        (760,900)
                                                                         -----------

Cash Flows from Financing Activities:
   Partners' capital contributions                                         1,090,000
   Syndication costs paid                                                   (239,700)
   Distributions to limited partners                                         (62,868)
                                                                         -----------
               Net cash provided by financing activities                     787,432
                                                                         -----------

Net Increase in Cash                                                          24,838

Cash, Beginning                                                               87,683
                                                                         -----------
Cash, Ending                                                             $   112,521
                                                                         ===========


                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Investment Fund V, Ltd. ("the Partnership") was initially organized on October 1, 1996 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership  provides  debt and equity  financing  to  existing  affiliated
limited  partnerships  owning  residential   apartment  communities  located  in
Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the allowance for impairment and the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of October 23, 1996:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 15% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated to the general partner.

                    BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Distributions (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 15% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.

NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

The following are the balances of the notes receivable, net of allowance for impairment, and accrued interest due from affiliates at December 31, 1997:

                                                           Notes      Accrued
                                                         Receivable   Interest
                                                         ----------   --------
Sunrise Apartments, Ltd.("Sunrise")                       $488,000   $ 26,309(a)
Curiosity Creek Apartments, Ltd. ("Curiosity Creek")       218,100     29,385(b)
                                                          --------   --------
                                                          $706,100   $ 55,694
                                                          ========   ========

(a) In June 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Sunrise, were converted into promissory notes as more fully described in the table below.

        Sunrise Second  Mortgage  Note;  matures on October 1, 2007;
        accrues  interest  at an  minimum  annual  rate  of  6%  and provides  for  participation  interest at the rate of 3% per annum based upon the amount of the unpaid  principal,  which shall  be due and  payable  to the  extent  that it does not exceed  the  available  cash  flow,  as defined in the note;
        provides for additional  participation interest in an annual equal to 20% of remaining  available  cash flow, as defined, which  will  continue  to be  made  until  such  time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note;  secured by a lien upon  certain real and personal property  of  Sunrise;  subordinated  to the first  mortgage which  had  a  balance  of  approximately  $1,037,000  as of
        December 31, 1997.                                           $  335,000

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES (Continued)

        Unsecured promissory note, representing advances made by the former general partner to Sunrise.  The note is payable upon
        demand and bears interest at an annual rate of 4%.              621,515

        Unsecured promissory note, representing advances made by the former general partner to Sunrise.  The note is payable upon demand  and  bears  interest  at 1% over  prime  (9.5% as of
        December 31, 1997).                                               1,467

        Other receivables,  related to advances for refinancing fees
        and professional services                                        48,468
                                                                     ----------
                                                                      1,006,450
        Less discount                                                   518,450
                                                                     ----------
        Notes receivable, net of discount                            $  488,000
                                                                     ==========

(b)  In  March  1997,  the  Partnership  acquired  certain  receivables  from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Curiosity Creek, were converted into promissory notes as more fully described in the table below.

         Curiosity  Creek Second  Mortgage Note;  matures on April 1,
         2007; accrues interest at an minimum annual rate of 6% and participation interest at the rate of 3% per annum based upon the amount of the unpaid principal,  which shall be due and  payable  to the  extent  that it does  not  exceed  the available cash flow, as defined in the note; provides for additional participation interest in an annual equal to 20%
         of remaining  available  cash flow,  as defined,  which will continue  to be made until such time as the  collateral  has
         been   sold,    and   which    obligation    will   continue
         notwithstanding  total repayment of the principal  amount of the note;  secured by a lien upon  certain real and personal property  of  Curiosity  Creek;  subordinated  to the  first mortgage which had a balance of approximately  $1,180,000 as
         of December 31, 1997.                                      $   807,560

         Unsecured promissory note, representing advances made by the former  general  partner  to  Curiosity  Creek.  The note is payable  upon  demand and bears an annual  interest  rate of
         12.5%.                                                         416,000

         Unsecured promissory note, representing advances made by the former  general  partner  to  Curiosity  Creek.  The note is payable on demand and bears  interest at 1% over prime (9.5%
         as of December 31, 1997).                                      414,380

         Other receivables,  related to advances for refinancing fees
         and professional fees                                           29,732
                                                                    -----------
                                                                      1,667,672
         Percentage purchased                                             26.27%
                                                                    -----------
                                                                        438,097
         Less discount                                                  219,997
                                                                    -----------
         Notes receivable, net of discount                          $   218,100
                                                                    ===========

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATES

During 1997, the Partnership provided funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and provide for interest at 12% per annum. Interest income related to the advances was not material for 1997. The balances as of December 31, 1997 are as follows:

Sunrise                                                                  $51,200
Curiosity Creek                                                            3,600
                                                                         -------
   Total                                                                 $54,800
                                                                         =======

See Note 6 for subsequent transactions relating to these advances.

NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

In 1996, in accordance with the terms of a Private Placement Memorandum dated October 23, 1996, the Partnership issued 220 units of limited partnership interest units at $500 per unit for gross proceeds of $110,000. Costs of $22,300 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $22,300 in syndication costs incurred in 1996, the Partnership paid $17,500 to its general partner for administrative, legal and investment fees.

During 1997, the Partnership issued the 2,180 units of the limited partner interest units at $500 per unit for gross proceeds of $1,090,000. Costs of $239,700 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $239,700 in syndication costs incurred in 1997, the Partnership paid $124,500 to its general partner for administrative, legal and investment fees.

NOTE 6. SUBSEQUENT EVENTS

Distributions

In 1998, the Partnership made distributions of approximately $90,000 to the limited partners.

Advances Receivable from Affiliates

In 1998, the Partnership continued to provide funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and provide for interest at 12% per annum. The following is a summary of the transactions subsequent to December 31, 1997 relating to these advances:

Additional Advances:
Candelwood Apartments II, Ltd.                                         $ 21,000
Baron Strategic Vulture Fund I, Ltd.                                     44,500
                                                                       --------
                                                                       $ 65,500
                                                                       ========
Repayments:
Sunrise                                                                $(43,700)
                                                                       ========

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS (Continued)

Amendment to Sunrise and Curiosity Creek Second Mortgages

On December 15, 1998, the Partnership entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage, and the maturities extended to November 1, 2007 and April 1, 2007, respectively. The amendment also provides for additional advances to be secured under a future advance clause up to a maximum of $______ and $2,000,000, respectively.

NOTE 7. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.


                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        1


FINANCIAL STATEMENTS

   Balance Sheet                                                          2

   Statement of Operations                                                3

   Statement of Partners' Capital                                         4

   Statement of Cash Flows                                                5

   Notes to Financial Statements                                         6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Investment Fund VI, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund VI, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund VI, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Notes 3 and 4, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                    ASSETS

Cash                                                                    $184,572
Note receivable from affiliate                                           379,267
Investment in affiliate                                                  320,819
Advance receivable from affiliate                                          2,570
Accrued interest receivable from affiliate                                 2,182
                                                                        --------
                                                                        $889,410
                                                                        ========


      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Advance payable to affiliate                                         $  8,050
   Administrative fees payable to general partner                         13,000
                                                                        --------
                                                                          21,050
                                                                        --------
Commitments, Subsequent Events and Other Matter                             --

Partners' Capital:
   General partner                                                            81
   Limited partners                                                      868,279
                                                                        --------
                                                                         868,360
                                                                        --------
                                                                        $889,410
                                                                        ========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


Revenues:
   Interest income from affiliates                                       $67,699
   Other                                                                   4,638
                                                                         -------
                                                                          72,337
                                                                         -------
Costs and Expenses:
   Equity in net loss of affiliate                                        26,181
   Administrative fees to general partner                                 12,000
   General and administrative                                              5,974
                                                                         -------
                                                                          44,155
                                                                         -------
Net Income                                                               $28,182
                                                                         =======


                      See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997


                                                   General    Limited
                                                   Partner    Partners       Total
                                                   -------    --------       -----
Partners' Capital, Beginning                      $      81   $ 449,650    $ 449,731

Capital Contributions, Net of Syndication Costs        --       475,450      475,450

Distributions                                          --       (85,003)     (85,003)

Net Income                                             --        28,182       28,182
                                                  ---------   ---------    ---------

Partners' Capital, Ending                         $      81   $ 868,279    $ 868,360
                                                  =========   =========    =========


                      See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net income                                                         $  28,182
   Adjustments to reconcile net income to net
      cash provided by operating activities:
      Equity in net loss of affiliate                                    26,181
      Changes in  operating  assets and liabilities:
         Increase in administrative fees payable to general partner      12,000
         Increase in accrued interest receivable from affiliate          (2,182)
                                                                      ---------
            Net cash provided by operating activities                    64,181
                                                                      ---------

Cash Flows from Investing Activities:
   Investment in affiliate                                             (347,000)
   Investment in note receivable from affiliate                        (690,000)
   Repayments of note receivable from affiliate                         310,733
   Advances to affiliates                                                (2,570)
           Net cash used in investing activities                       (728,837)
                                                                      ---------

Cash Flows from Financing Activities:
   Partners' capital contributions                                      668,000
   Syndication costs                                                   (192,550)
   Distributions to limited partners                                    (85,003)
   Advances from affiliates                                               8,050
                                                                      ---------
           Net cash provided by financing activities                    398,497
                                                                      ---------

Net Decrease in Cash                                                   (266,159)

Cash, Beginning                                                         450,731
                                                                      ---------
Cash, Ending                                                          $ 184,572
                                                                      =========


                      See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Investment Fund VII, Ltd. ("the Partnership") was initially organized on October 30, 1996 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership  provides  debt and equity  financing  to  existing  affiliated
limited  partnerships  owning  residential   apartment  communities  located  in
Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in Affiliate

The Partnership holds a 56.43% limited partner interest in Pineview Apartments, Ltd. ("Pineview"), a limited partnership which owns a residential apartment property in Orlando, Florida. The investment in Pineview is accounted for using the equity method of accounting as a result of the Partnership and Pineview having the same general partner president and the general partner's ability to exercise significant influence on Pineview. As such, the investment in Pineview is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of November 12, 1996:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.

NOTE 3. NOTE RECEIVABLE FROM AFFILIATE

In March 1997, the Partnership advanced funds to, and received a $690,000 note from, Baron Strategic Investment Fund IV, Ltd. ("BSIF IV"), an affiliate, with an annual interest rate of 15%. The note, which is secured by real property of County Square Apartments, Ltd., an affiliate, provides for monthly payments of interest only on the unpaid principal balance, with principal plus any accrued interest due in September 2002. Interest income recognized on the note during 1997 was $67,699. As of December 31, 1997, the note had an outstanding balance of $379,267 and accrued interest of $2,182.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 4. INVESTMENT IN AFFILIATE

The following is a summary of the financial position and results of operations of Pineview as of and for the year ended December 31, 1997.

Financial position:
   Rental apartments                                                $ 1,849,363
   Other assets                                                         119,836
                                                                    -----------
      Total assets                                                  $ 1,969,199
                                                                    ===========

   Mortgage payable                                                 $ 1,622,364
   Other liabilities                                                    493,337
                                                                    -----------
      Total liabilities                                               2,115,701
   Partners' deficiency                                                (146,502)
                                                                    -----------
                                                                    $ 1,969,199
                                                                    ===========
Results of operations:
   Revenues (including rental income of $416,192)                   $   419,085
   Costs and expenses                                                   465,471
                                                                    -----------
   Net loss                                                         $   (46,386)
                                                                    ===========


NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

In 1996, in accordance with the terms of a Private Placement Memorandum dated November 12, 1996, the Partnership issued 1,064 units of limited partnership interest at $500 per unit for gross proceeds of $532,000. Costs of $81,450 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $81,450 in syndication costs incurred in 1996, the Partnership paid $38,890 to its general partner for administrative, legal and investment fees.

During 1997, the Partnership issued 1,336 units of limited partner interest at $500 per unit for gross proceeds of $668,000. Costs of $192,550 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $192,550 in syndication costs incurred in 1997, the Partnership paid $115,110 to its general partner for administrative, legal and investment fees.

NOTE 6. SUBSEQUENT EVENTS

Notes Receivable from Affiliates

In February 1998, the Partnership received a payment of $125,000 on the note receivable from BSIF IV (see Note 3), which was applied to the outstanding balance of principal and interest.

In February 1998, the Partnership purchased from Baron Strategic Investment Fund X, an affiliate, an undivided 20% interest in the second mortgage note and accrued interest of Garden Terrace Apartments III, Ltd. for $160,000.

                   BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS (Continued)

Advances Receivable from Affiliates

In 1998, the Partnership continued to provide funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and provide for interest at 12% per annum. The following is a summary of the transactions subsequent to December 31, 1997 relating to these advances:

Additional Advances:
Candlewood Apartments II, Ltd.                                           $68,000
Pineview                                                                  24,500
                                                                         -------
                                                                         $92,500
                                                                         =======

Distributions

In 1998, the Partnership made distributions of approximately $90,000 to the limited partners.

NOTE 7. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.


                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                      1


FINANCIAL STATEMENTS

   Balance Sheet                                                        2

   Statement of Operations                                              3

   Statement of Partners' Capital                                       4

   Statement of Cash Flows                                              5

   Notes to Financial Statements                                       6-12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Investment Fund VIII, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund VIII, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund VIII, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Note 3, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998 except for the third paragraph of
 Note 6, as to which the date is December 15, 1998

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                      ASSETS

Cash                                                                    $ 84,615
Notes receivable from affiliates                                         685,650
Advances receivable from affiliates                                       65,095
Accrued interest receivable from affiliates                               38,892
                                                                        --------
                                                                        $874,252
                                                                        ========


          LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 10,000
   Accrued syndication costs                                               2,854
                                                                        --------
                                                                          12,854
                                                                        --------
Commitments, Subsequent Events and Other Matter                             --

Partners' Capital:
   General partner                                                            90
   Limited partners                                                      861,308
                                                                        --------
                                                                         861,398
                                                                        --------
                                                                        $874,252
                                                                        ========


                       See notes to financial statements.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


Revenues:
   Interest income from affiliates                                       $38,892
   Other                                                                   1,708
                                                                         -------
                                                                          40,600
                                                                         -------
Costs and Expenses:
   Administrative fees to general partner                                 10,000
   General and administrative                                              4,453
                                                                         -------
                                                                          14,453
                                                                         -------
Net Income                                                               $26,147
                                                                         =======


                       See notes to financial statements.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997


                                                   General    Limited
                                                   Partner    Partners       Total
                                                   -------    --------       -----
Partners' Capital, Beginning                      $    --     $    --      $    --

Capital Contributions, Net of Syndication Costs          90     865,611      865,701

Distributions                                          --       (30,450)     (30,450)

Net Income                                             --        26,147       26,147
                                                  ---------   ---------    ---------

Partners' Capital, Ending                         $      90   $ 861,308    $ 861,398
                                                  =========   =========    =========


                       See notes to financial statements.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net income                                                            $    26,147
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates          (38,892)
            Increase in administrative fees payable to general partner        10,000
                                                                         -----------
               Net cash used in operating activities                          (2,745)
                                                                         -----------

Cash Flows from Investing Activities:
   Investment in notes receivable from affiliates                           (685,650)
   Advances to affiliates                                                    (65,095)
                                                                         -----------
               Net cash used in investing activities                        (750,745)
                                                                         -----------

Cash Flows from Financing Activities:
   Partners' capital contributions                                         1,149,131
   Syndication costs paid                                                   (280,576)
   Distributions to limited partners                                         (30,450)
                                                                         -----------
               Net cash provided by financing activities                     838,105
                                                                         -----------

Net Increase in Cash                                                          84,615

Cash, Beginning                                                                 --
                                                                         -----------
Cash, Ending                                                             $    84,615
                                                                         ===========


                       See notes to financial statements.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Investment Fund VIII, Ltd. ("the Partnership") was initially organized on February 25, 1997 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership   provides  debt  financing  to  existing   affiliated  limited
partnerships owning residential apartment communities located in Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of February 26, 1997.

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2025,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2004.

NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

The following are the principal balances of the notes receivable, net of unamortized discount and accrued interest due from affiliates at December 31, 1997:

                                                           Notes      Accrued
                                                         Receivable  Interest
                                                         ----------  --------

Longwood Apartments I, Ltd.("Longwood I")                 $525,150   $ 34,221(a)
Heatherwood Apartments II, Ltd. ("Heatherwood II")         160,500      3,416(b)
                                                          --------   --------
                                                          $685,650   $ 37,637
                                                          ========   ========

(a) In July 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Longwood I, were converted into promissory notes as more fully described in the table below:

      Longwood I Second Mortgage Note; matures on October 1, 2007;
      accrues  interest  at an  minimum  annual  rate  of  6%  and provides  for  participation  interest at the rate of 3% per annum based upon the amount of the unpaid  principal,  which shall  be due and  payable  to the  extent  that it does not exceed  the  available  cash  flow,  as defined in the note;
      provides for additional  participation interest in an annual equal to 20% of remaining  available  cash flow, as defined, which  will  continue  to be  made  until  such  time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note;  secured by a lien upon  certain real and personal property of Longwood I;  subordinated  to the first mortgage which  had  a  balance  of  approximately  $1,036,000  as of
      December 31, 1997.                                               $368,558

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES (Continued)

      Unsecured promissory note, representing advances made by the former  general  partner to  Longwood I. The note is payable upon demand and bears  interest at 1% over prime (9.5% as of
      December 31, 1997).                                               526,465

      Other receivables,  related to advances for refinancing fees
      and professional services.                                         21,966
                                                                       --------
                                                                        916,989
      Less discount                                                     391,839
                                                                       --------
      Notes receivable, net of discount                                $525,150
                                                                       ========

     See Note 6 regarding a subsequent amendment to the second mortgage.

(b)  In August  1997,  the  Partnership  acquired  certain  receivables  from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Heatherwood II, were converted into promissory notes as more fully described in the table below:

      Heatherwood II Second  Mortgage Note;  matures on October 1,
      2004; accrues interest at an minimum annual rate of 6% and participation interest at the rate of 3% per annum based upon the amount of the unpaid principal,  which shall be due and  payable  to the  extent  that it does  not  exceed  the available  cash flow,  as defined in the note;  provides for additional  participation interest in an annual equal to 20%
      of remaining  available  cash flow,  as defined,  which will continue  to be made until such time as the  collateral  has
      been   sold,    and   which    obligation    will   continue
      notwithstanding  total repayment of the principal  amount of the note;  secured by a lien upon  certain real and personal property  of  Heatherwood  II;  subordinated  to  the  first mortgage which had a balance of approximately $710,000 as of
      December 31, 1997.                                               $325,000

      Unsecured promissory note, representing advances made by the former  general  partner  to  Heatherwood  II.  The  note is payable on demand and bears  interest at 1% over prime (9.5%
      as of December 31, 1997).                                           1,742

      Other  receivables  related  to  advances  and  professional
      services                                                           13,404
                                                                       --------
                                                                        340,146
      Percentage purchased                                                   58%
                                                                       --------
                                                                        197,285
      Less discount                                                      36,785
                                                                       --------
      Notes receivable, net of discount                                $160,500
                                                                       ========

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATES

During 1997, the Partnership provided funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum. The balance of $65,095 remained outstanding as of December 31, 1997. Interest income of $1,255 was recognized during the year and accrued at December 31, 1997.

NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

During 1997, in accordance with the terms of a Private Placement Memorandum dated February 26, 1997, the Partnership issued 2,298 units of limited partner interest of the 2,400 units being offered at $500 per unit for gross proceeds of $1,149,041. Costs of $283,430 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $168,525 was paid to the General Partner for administrative, legal and investment fees.

Subsequent to December 31, 1997, the Partnership issued the remaining 102 units at $500 per unit for gross proceeds of $50,959. Costs of $13,163 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions in 1998. Of the syndication costs, $8,067 was paid to the General Partner for administrative, legal and investment fees.

NOTE 6. SUBSEQUENT EVENTS

Distributions to Limited Partners

In 1998, the Partnership made distributions of approximately $30,000 to the limited partners.

Notes Receivable from Affiliate

In February 1998, the Partnership made a loan of $98,000 to Burlington Development Holdings, Ltd. ("Burlington"), an affiliate, pursuant to the terms of a promissory note. The note provides for interest at 12% per annum and principal is due on demand. In April 1998, the partnership received $21,000 from Burlington as a partial payment on the note.

Amendment to Second Mortgage

On December 15, 1998, the Partnership entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage, and the maturities extended to October 1, 2007. The amendment also provides for additional advances to be secured under a future advance clause up to $1,300,000 maximum.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 7. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for and equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.


                                TABLE OF CONTENTS




                                                                        PAGE
                                                                        ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                       1


FINANCIAL STATEMENTS

   Balance Sheet                                                         2

   Statement of Operations                                               3

   Statement of Partners' Capital                                        4

   Statement of Cash Flows                                               5

   Notes to Financial Statements                                        6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Investment Fund IX, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund IX, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund IX, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Notes 3 and 4, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                    ASSETS

Cash                                                                    $195,984
Investment in affiliate                                                  293,207
Advances receivable from affiliate                                        21,495
Accrued interest receivable from affiliate                                   392
                                                                        --------
                                                                        $511,078
                                                                        ========


       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Accrued syndication costs, including $23,165
      to general partner                                                $ 42,435
   Administrative fees payable to general partner                          7,000
                                                                        --------
                                                                          49,435
                                                                        --------
Commitments, Subsequent Event and Other Matter                              --

Partners' Capital:
   General partner                                                            27
   Limited partners                                                      461,616
                                                                        --------
                                                                         461,643
                                                                        --------
                                                                        $511,078
                                                                        ========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997


Revenues:
   Equity in net income of affiliate                                   $  4,207
   Interest income from affiliate                                           392
   Other                                                                    676
                                                                       --------
                                                                          5,275
                                                                       --------
Costs and Expenses:
   Administrative fees to general partner                                 7,000
   General and administrative                                             4,533
                                                                       --------
                                                                         11,533
                                                                       --------
Net Loss                                                               $ (6,258)
                                                                       ========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997


                                                   General     Limited
                                                   Partner     Partners       Total
                                                   -------     --------       -----
Partners' Capital, Beginning                      $    --      $    --      $    --

Capital Contributions, Net of Syndication Costs          90      471,400      471,490

Distributions                                          --         (3,589)      (3,589)

Net Loss                                                (63)      (6,195)      (6,258)
                                                  ---------    ---------    ---------

Partners' Capital, Ending                         $      27    $ 461,616    $ 461,643
                                                  =========    =========    =========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net loss                                                              $  (6,258)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
         Equity in net income of affiliate                                  (4,207)
         Changes in operating  assets and liabilities:
            Increase in accrued interest receivable from affiliate            (392)
            Increase in administrative fees payable to general partner       7,000
                                                                         ---------
               Net cash used in operating activities                        (3,857)
                                                                         ---------

Cash Flows from Investing Activities:
   Investment in affiliate                                                (289,000)
   Investment in advances receivable from affiliate                        (21,495)
                                                                         ---------
               Net cash used in investing activities                      (310,495)
                                                                         ---------

Cash Flows from Financing Activities:
   Partners' capital contributions                                         623,090
   Syndication costs paid                                                 (109,165)
   Distributions to limited partners                                        (3,589)
                                                                         ---------
               Net cash provided by financing activities                   510,336
                                                                         ---------

Net Increase in Cash                                                       195,984

Cash, Beginning                                                               --
                                                                         ---------
Cash, Ending                                                             $ 195,984
                                                                         =========


                       See notes to financial statements.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Investment Fund IX, Ltd. ("the Partnership") was initially organized on June 2, 1997 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership  provides  debt and equity  financing  to  existing  affiliated
limited  partnerships  owning  residential   apartment  communities  located  in
Florida.

Revenue Recognition

Revenue consisting of equivalent income of affiliate is recognized on the equity method, as more fully described below.

Revenue consisting of interest on notes receivable is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Investment in Affiliate

The Partnership holds a 41.1% limited partner interest in Crystal Court Properties, Ltd. ("Crystal Court"), a limited partnership which owns a residential apartment property in Jacksonville, Florida. The investment in Crystal Court is accounted for using the equity method of accounting as a result of the Partnership and Crystal Court having the same general partner president and the general partner's ability to exercise significant influence on Crystal Court. As such, the investment in Crystal Court is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of June 2, 1997:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 15% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated to the general partner.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Distributions (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 15% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2004.

NOTE 3. ADVANCES TO AFFILIATE

During 1997, the Partnership provided funding to Crystal Court by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum. The principal balance of $21,549 remained outstanding as of December 31, 1997. Interest income of $392 was recognized during 1997 and accrued at December 31, 1997.


NOTE 4. INVESTMENT IN AFFILIATE

The following is a summary of the financial position and results of operations of Crystal Court as of and for the year ended December 31, 1997.

     Financial position:
        Rental apartments                                        $1,101,444
        Other assets                                                194,027
                                                                 ----------
           Total assets                                          $1,295,471
                                                                 ==========

        Mortgage payable                                         $1,260,447
        Other liabilities                                            24,861
           Total liabilities                                      1,285,308
        Partners' capital                                            10,163
                                                                 ----------
                                                                 $1,295,471
                                                                 ==========

     Results of operations:
        Revenues (including rental income of $63,628)            $   63,825
        Costs and expenses                                           53,242
                                                                 ----------
        Net income                                               $   10,163
                                                                 ==========

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

During 1997, in accordance with the terms of a Private Placement Memorandum dated June 3, 1997, the Partnership issued 1,246 units of limited partner interest being offered at $500 per unit for total gross proceeds of $623,000. Costs of $151,600 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $88,530 was paid or accrued to the General Partner for administrative, legal and investment fees. Of the total syndication costs incurred, $42,435 remained unpaid and accrued at December 31, 1997, including $23,165 to the General Partner.


NOTE 6. SUBSEQUENT EVENTS

Distributions

In 1998, the Partnership made distributions of approximately $33,000 to the limited partners.

Note Receivable from Affiliate

In January 1998, the Partnership purchased from an unrelated party an undivided 25% interest of Garden Terrace Apartments III, Ltd. second mortgage note and accrued interest for $200,000.

Advances Receivable from Affiliates

The Partnership continued to provide funding to affiliates in the form of advances. The advances are due on demand and accrue interest at 12% per annum. The following are affiliates which received funding:

     Apartment Development Holdings, Ltd.                          $128,000
     Burlington Development Holdings, Ltd.                           95,500
     Candlewood Apartments II, Ltd.                                  75,500
                                                                   --------
         Total                                                     $299,000
                                                                   ========

Limited Partners' Capital Contributions

In 1998, the Partnership issued 1,104 units of limited partner interest, which increased the total units issued to 2,350 of the 2,400 available units, at $500 per unit for total gross proceeds of $552,000. Costs of $175,105 incurred with syndicating the partnership have been recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $98,905 was paid or accrued to the General Partner for administrative, legal and investment fees.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 7. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                     BARON STRATEGIC INVESTMENT FUND X, LTD.



                                TABLE OF CONTENTS




                                                                       PAGE
                                                                       ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                      1


FINANCIAL STATEMENTS

   Balance Sheet                                                        2

   Statement of Operations                                              3

   Statement of Partners' Capital                                       4

   Statement of Cash Flows                                              5

   Notes to Financial Statements                                       6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Investment Fund X, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Investment Fund X, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Investment Fund X, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Notes 3 and 4, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997





                    ASSETS


Cash                                                                  $ 171,989
Investments in affiliates                                               562,670
Notes receivable from affiliate                                         117,500
Advances receivable from affiliate                                       56,500
Accrued interest receivable from affiliates                               7,622
                                                                      ---------
                                                                      $ 916,281
                                                                      =========


      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Accrued syndication costs, including
      $70,258 to general partner                                      $  79,708
   Administrative fees payable to general partner                         6,000
                                                                      ---------
                                                                         85,708
                                                                      ---------

Commitments, Subsequent Events and Other Matter                            --

Partners' Capital:
   General partner                                                          (68)
   Limited partners                                                     830,641
                                                                      ---------
                                                                        830,573
                                                                      ---------
                                                                      $ 916,281
                                                                      =========

                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





Revenues:
   Interest income from affiliates                                     $  7,622
   Other                                                                  2,116
                                                                       --------
                                                                          9,738
                                                                       --------

Costs and Expenses:
   Equity in net losses of affiliates                                    15,330
   Administrative fees to general partner                                 6,000
   General and administrative                                             4,237
                                                                       --------
                                                                         25,567
                                                                       --------

Net Loss                                                               $(15,829)
                                                                       ========
                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997




                                         General       Limited
                                         Partner       Partners         Total
                                        ---------      ---------      ---------

Partners' Capital, Beginning            $    --        $    --        $    --

Capital Contributions                          90        859,740        859,830

Distributions                                --          (13,428)       (13,428)

Net Loss                                     (158)       (15,671)       (15,829)
                                        ---------      ---------      ---------

Partners' Capital, Ending               $     (68)     $ 830,641      $ 830,573
                                        =========      =========      =========


                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net loss                                                                        $   (15,829)
   Adjustments to reconcile net loss to net
      cash provided by operating activities:
      Equity in net losses of affiliates                                                15,330
      Changes in operating assets and liabilities:
         Increase in administrative fees payable to general partner                      6,000
         Increase in accrued interest receivable from affiliates                        (7,622)
                                                                                   -----------
            Net cash used in operating activities                                       (2,121)
                                                                                   -----------

Cash Flows from Investing Activities:
   Investments in affiliates                                                          (578,000)
   Investment in notes receivable from affiliate                                      (117,500)
   Investment in advances receivable from affiliate                                    (56,500)
                                                                                   -----------
           Net cash used in investing activities                                      (752,000)
                                                                                   -----------

Cash Flows from Financing Activities:
   Partner capital contributions                                                     1,128,090
   Syndication costs paid                                                             (188,552)
   Distributions to limited partners                                                   (13,428)
                                                                                   -----------
           Net cash provided by financing activities                                   926,110
                                                                                   -----------

Net Increase in Cash                                                                   171,989

Cash, Beginning                                                                           --
                                                                                   -----------
Cash, Ending                                                                       $   171,989
                                                                                   ===========

                       See notes to financial statements.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Investment Fund X, Ltd. ("the Partnership") was initially organized on June 26, 1997 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest. b See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership  provides  debt and equity  financing  to  existing  affiliated
limited  partnerships  owning  residential   apartment  communities  located  in
Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliate

Notes receivable from affiliate are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments in Affiliates

The Partnership holds a 43.5% limited partner interest in Crystal Court Properties, Ltd. ("Crystal Court"), a limited partnership which owns a residential apartment property in Lakeland, Florida. The investment in Crystal Court is accounted for using the equity method of accounting as a result of the Partnership and Crystal Court having the same general partner president and the general partner's ability to exercise significant influence on Crystal Court. As such, the investment in Crystal Court is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

The Partnership holds a 42.57% limited partner interest in Pineview Apartments, Ltd. ("Pineview"), a limited partnership which owns a residential apartment property in Orlando, Florida. The investment in Pineview is accounted for using the equity method of accounting as a result of the Partnership and Pineview having the same general partner president and the general partner's ability to exercise significant influence on Pineview. As such, the investment in Pineview is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of June 26, 1997:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

In August 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Heatherwood Apartments II, Ltd. ("Heatherwood II") were converted into promissory notes as more fully described in the table below.

     Heatherwood II Second Mortgage Note; matures on October
     1, 2004;  accrues interest at an minimum annual rate of
     6% and provides for participation  interest at the rate
     of 3% per annum  based  upon the  amount of the  unpaid
     principal, which shall be due and payable to the extent
     that it does not exceed  the  available  cash flow,  as
     defined   in  the   note;   provides   for   additional
     participation  interest  in an  annual  equal to 20% of
     remaining  available cash flow, as defined,  which will
     continue  to be made until such time as the  collateral
     has been  sold,  and  which  obligation  will  continue
     notwithstanding total repayment of the principal amount
     of the note;  secured by a lien upon  certain  real and
     personal  property of Heatherwood  II;  subordinated to
     the first mortgage which had a balance of approximately
     $710,000 as of December 31, 1997.                                  $325,000

     Unsecured promissory note,  representing  advances made
     by the former general  partner to  Heatherwood  II. The
     note is payable  upon  demand and bears  interest at 1%
     over prime (9.5% as of December 31, 1997).                            1,742

     Other receivables,  related to advances for refinancing
     fees and professional services                                       13,404
                                                                        --------
                                                                         340,146
     Percentage purchased                                                    42%
                                                                        --------
                                                                         142,861
     Less discount                                                        25,361
                                                                        --------
     Notes receivable, net of discount                                  $117,500
                                                                        ========

NOTE 4. INVESTMENTS IN AFFILIATES

The following is a summary of the financial position and results of operations of Crystal Court as of and for the year ended December 31, 1997.

     Financial position:
        Rental apartments                                             $1,101,444
        Other assets                                                     194,027
                                                                      ----------
           Total assets                                               $1,295,471
                                                                      ==========

        Mortgage payable                                              $1,260,447
        Other liabilities                                                 24,861
                                                                      ----------
           Total liabilities                                           1,285,308
        Partners' capital                                                 10,163
                                                                      ----------
                                                                      $1,295,471
                                                                      ==========

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 4. INVESTMENTS IN AFFILIATES (Continued)

     Results of operations:
        Revenues (including rental income of $63,628)                    $63,825
        Costs and expenses                                                53,242
                                                                         -------
        Net income                                                       $10,163
                                                                         =======

The following is a summary of the financial position and results of operations of Pineview as of and for the year ended December 31, 1997.

     Financial position:
        Rental apartments                                           $ 1,849,363
        Other assets                                                    119,836
                                                                    -----------
           Total assets                                             $ 1,969,199
                                                                    ===========

        Mortgage payable                                            $ 1,622,364
        Other liabilities                                               493,337
                                                                    -----------
           Total liabilities                                          2,115,701
        Partners' deficiency                                           (146,502)
                                                                    -----------
                                                                    $ 1,969,199
                                                                    ===========

     Results of operations:
        Revenues (including rental income of $416,192)              $   419,085
        Costs and expenses                                              465,471
                                                                    -----------
        Net loss                                                    $   (46,386)
                                                                    ===========


NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

During 1997, in accordance with the terms of a Private Placement Memorandum dated June 26, 1997, the Partnership issued 2,256 units of limited partner interest at $500 per unit for gross proceeds of $1,128,000. Costs of $268,260 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $268,260 in syndication costs incurred in 1997, the Partnership incurred a total of $164,000 to its general partner for administrative, legal and investment fees. Of the syndication costs incurred, costs of $79,708 remained unpaid and were accrued as of December 31,1997, including $70,258 to the general partner.

Subsequent to December 31, 1997, the Partnership issued 144 units at $500 per unit for gross proceeds of $72,000. Costs of $15,800 incurred in connection with syndicating the limited partners units were recorded as a reduction of limited partners' capital contributions in 1998.


NOTE 6. SUBSEQUENT EVENTS

Distributions

In 1998, the Partnership made distributions of approximately $82,615 to the limited partners.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS (Continued)

Notes Receivable from Affiliates

In January 1998, the Partnership purchased from an unrelated entity an undivided 75% interest of Garden Terrace Apartments III, Ltd. ("Garden Terrace"), an affiliate, second mortgage note and accrued interest for $40,000 in cash and a promissory note of $560,000. The note has an original maturity date of June 30, 1998, which was extended to March 31, 1999, and bears interest of 10% per annum.

In February 1998, the Partnership sold to Baron Strategic Investment Fund VI, an affiliate, an undivided 20% interest of Garden Terrace second mortgage note and accrued interest for $160,000.

NOTE 7. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                      BARON STRATEGIC VULTURE FUND I, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                      BARON STRATEGIC VULTURE FUND I, LTD.



                                TABLE OF CONTENTS




                                                                    PAGE
                                                                    ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                   1


FINANCIAL STATEMENTS

   Balance Sheet                                                     2

   Statement of Operations                                           3

   Statement of Partners' Capital                                    4

   Statement of Cash Flows                                           5

   Notes to Financial Statements                                    6-10

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Baron Strategic Vulture Fund I, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Baron Strategic Vulture Fund I, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Baron Strategic Vulture Fund I, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Note 3, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998 except for the third paragraph of
  Note 5, as to which the date is December 15, 1998

                      BARON STRATEGIC VULTURE FUND I, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997


                      ASSETS

Cash                                                                    $  1,204
Notes receivable from affiliate                                          612,000
Advances receivable from affiliates                                       14,513
Accrued interest receivable from affiliate                                55,471
                                                                        --------

                                                                        $683,188
                                                                        ========


         LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Advance payable to affiliate                                         $ 17,000
   Administrative fees payable to general partner                         10,000
                                                                        --------
                                                                          27,000
                                                                        --------

Commitments, Subsequent Events and Other Matters                            --

Partners' Capital:
   General partner                                                            81
   Limited partners                                                      656,107
                                                                        --------
                                                                         656,188
                                                                        --------

                                                                        $683,188
                                                                        ========

                       See notes to financial statements.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





Revenues:
   Interest income from affiliate                                        $82,471
   Other                                                                   1,581
                                                                         -------
                                                                          84,052
                                                                         =======

Costs and Expenses:
   General and administrative                                              8,246
   Administrative fees to general partner                                  6,000
                                                                          14,246
                                                                         -------
Net Income                                                               $69,806
                                                                         =======


                       See notes to financial statements.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997





                                          General       Limited
                                          Partner       Partners        Total
                                         ---------     ---------      ---------

Partners' Capital, Beginning             $      81     $ 676,196      $ 676,277

Distributions                                 --         (89,895)       (89,895)

Net Income                                    --          69,806         69,806
                                         ---------     ---------      ---------

Partners' Capital, Ending                $      81     $ 656,107      $ 656,188
                                         =========     =========      =========


                       See notes to financial statements.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net income                                                            $  69,806
   Adjustments to reconcile net income to
      net cash provided by operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliate         (55,471)
            Increase in administrative fees payable to general partner       6,000
                                                                         ---------
               Net cash provided by operating activities                    20,335
                                                                         ---------

Cash Flows from Investing Activities:
   Investment in notes receivable from affiliate                          (128,000)
   Advances to affiliates                                                   (8,513)
                                                                         ---------
               Net cash used in investing activities                      (136,513)
                                                                         ---------

Cash Flows from Financing Activities:
   Distributions to limited partners                                       (89,895)
   Advance from affiliate                                                   17,000
                                                                         ---------
               Net cash used in financing activities                       (72,895)
                                                                         ---------

Net Decrease in Cash                                                      (189,073)

Cash, Beginning                                                            190,277
                                                                         ---------
Cash, Ending                                                             $   1,204
                                                                         =========

                       See notes to financial statements.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Baron Strategic Vulture Fund I, Ltd. ("the Partnership") was initially organized on April 9, 1996 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $900,000, to be divided into 1,800 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership  provides  debt and equity  financing  to  existing  affiliated
limited  partnerships  owning  residential   apartment  communities  located  in
Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the allowance for impairment and the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of April 24, 1996:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $900,000, to be divided into 1,800 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 15% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the excess, if any, will be allocated to the general partner.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Distributions (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 10% cash-on-cash return; (b) the general partner until the total amount distributed to them when added to all prior distributions of distributable cash and net proceeds made to it, is equal to the sum of its capital contribution plus an annual 10% cash-on-cash return and; (c) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $500 per month through December 31, 2003.

NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

In January 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Curiosity Creek Apartments, Ltd. ("Curiosity Creek"), were converted into promissory notes as more fully described in the table below:

     Curiosity Creek Second Mortgage Note;  matures on April
     1, 2007;  accrues interest at an minimum annual rate of
     6% and provides for participation  interest at the rate
     of 3% per annum  based  upon the  amount of the  unpaid
     principal, which shall be due and payable to the extent
     that it does not exceed  the  available  cash flow,  as
     defined   in  the   note;   provides   for   additional
     participation  interest  in an  annual  equal to 20% of
     remaining  available cash flow, as defined,  which will
     continue  to be made until such time as the  collateral
     has been  sold,  and  which  obligation  will  continue
     notwithstanding total repayment of the principal amount
     of the note;  secured by a lien upon  certain  real and
     personal  property of Curiosity Creek;  subordinated to
     the first mortgage which had a balance of approximately
     $1,188,000 as of December 31, 1997.                             $  807,560

     Unsecured promissory note,  representing  advances made
     by the former general partner to Curiosity  Creek.  The
     note is payable  upon  demand and bears  interest at 1%
     over prime (9.5% as of December 31, 1997).                         414,280

     Unsecured promissory note,  representing  advances made
     by the former general partner to Curiosity  Creek.  The
     note is  payable  upon  demand  and bears  interest  at
     12.5%.                                                             416,000

     Other receivables,  related to advances for refinancing
     fees and professional services.                                     29,732
                                                                      1,667,672
     Percentage purchased                                                 73.73%
                                                                      1,229,575
     Less discount                                                      617,575
                                                                     ----------
     Notes receivable, net of discount                               $  612,000
                                                                     ==========

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE (Continued)

See Note 5 regarding a subsequent amendment to the second mortgage.

In June 1998, the Partnership collected the $55,471 accrued interest receivable due from Curiosity Creek related to the notes receivable.

NOTE 4. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

In 1996, in accordance with the terms of a Private Placement Memorandum dated April 24, 1996, the Partnership issued the 1,800 units of limited partner interest being offered at $500 per unit for total gross proceeds of $900,000. Costs of $209,000 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $209,000 in syndication costs, the Partnership paid $119,000 to its general partner for administrative, legal and investment fees.

NOTE 5. SUBSEQUENT EVENTS

Distributions to Limited Partners

In 1998, the Partnership made distributions of approximately $67,500 to the limited partners.

Advances Payable to Affiliates

In January and April 1998, the Partnership received a loan of $22,500 and $22,000, respectively, from Baron Strategic Investment Fund V, Ltd., an affiliate. The loans bear interest at 12% and are due on demand.

Amendment to Second Mortgage

On December 15, 1998, the Partnership entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage, and the maturities extended to April 1, 2007. The amendment also provides for additional advances to be secured under a future advance clause up to $2,000,000 maximum.

NOTE 6. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                         BREVARD MORTGAGE PROGRAM, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                         BREVARD MORTGAGE PROGRAM, LTD.


                                TABLE OF CONTENTS




                                                                    PAGE
                                                                    ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                   1


FINANCIAL STATEMENTS

   Balance Sheet                                                     2

   Statement of Operations                                           3

   Statement of Partners' Capital                                    4

   Statement of Cash Flows                                           5

   Notes to Financial Statements                                    6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Brevard Mortgage Program, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Brevard Mortgage Program, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brevard Mortgage Program, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the sole stockholder and president of the Partnership's general partner. As discussed in Note 3, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998 except for the second paragraph of
   Note 5, as to which the date is December 15, 1998

                         BREVARD MORTGAGE PROGRAM, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997





                    ASSETS


Cash                                                                    $ 25,387
Notes receivable from affiliate                                          474,191
Accrued interest receivable from affiliate                                65,094
                                                                        --------

                                                                        $564,672
                                                                        ========


      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 18,000
                                                                        --------

Commitments, Subsequent Events and Other Matter                             --

Partners' Capital:
   General partner                                                           832
   Limited partners                                                      545,840
                                                                        --------
                                                                         546,672
                                                                        --------

                                                                        $564,672
                                                                        ========

                       See notes to financial statements.

                         BREVARD MORTGAGE PROGRAM, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997





Revenues:
   Interest income from affiliate                                        $72,300
   Other                                                                     909
                                                                         -------
                                                                          73,209
                                                                         -------

Costs and Expenses:
   Administrative fees to general partner                                  9,000
   General and administrative                                              2,119
                                                                         -------
                                                                          11,119
                                                                         -------

Net Income                                                               $62,090
                                                                         =======


                       See notes to financial statements.

                         BREVARD MORTGAGE PROGRAM, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997



                                          General      Limited
                                          Partner      Partners         Total
                                         ---------     ---------      ---------

Partners' Capital, Beginning             $     683     $ 541,399      $ 542,082

Distributions                                 --         (57,500)       (57,500)

Net Income                                     149        61,941         62,090
                                         ---------     ---------      ---------

Partners' Capital, Ending                $     832     $ 545,840      $ 546,672
                                         =========     =========      =========


                       See notes to financial statements.

                         BREVARD MORTGAGE PROGRAM, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net income                                                            $ 62,090
   Adjustments to reconcile net income to
      net cash provided by operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliate        (56,200)
            Increase in administrative fees payable to general partner      9,000
                                                                         --------
                  Net cash provided by operating activities                14,890
                                                                         --------

Cash Flows from Investing Activities:
   Advances to affiliate                                                  (25,000)
                                                                         --------
                  Net cash used in investing activities                   (25,000)
                                                                         --------

Cash Flows from Financing Activities:
   Distributions to limited partners                                      (57,500)
                                                                         --------
                  Net cash used in financing activities                   (57,500)
                                                                         --------

Net Decrease in Cash                                                      (67,610)

Cash, Beginning                                                            92,997
                                                                         --------

Cash, Ending                                                             $ 25,387
                                                                         ========

                       See notes to financial statements.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Brevard Mortgage Program, Ltd. ("the Partnership") was initially organized on November 14, 1995 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $575,000, to be divided into 575 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The  Partnership   provides  debt  financing  to  existing   affiliated  limited
partnerships owning residential apartment communities located in Florida.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of December 8, 1995.

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $575,000 to be divided into 575 units of limited partnership units. A capital account is maintained for each partner.

Term

The  Partnership  will  continue  through  December  31,  2025,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 99% of the distributable cash; and (b) to the general partner who will receive 1% of the distributable cash.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Distributions (Continued)

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the entire principal amount of the purchased second mortgage loan has been repaid; and (b) the balance, if any, is distributed to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $750 per month through December 31, 2002.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

The Partnership had the following receivables from Florida Opportunity Income Partners II, Ltd. ("FOIP II") at December 31, 1997:

                                                    Notes        Accrued
                                                  Receivable    Interest
                                                  ----------    --------

     Notes receivable, net of discount             $450,000     $ 63,792(a)
     Advances                                        24,191        1,302(b)
                                                   --------     --------
                                                   $474,191     $ 65,094
                                                   ========     ========

(a) In December 1995, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. These receivables, which include notes receivable and accrued interest due from FOIP II, were converted into promissory notes as more fully described in the table below:

     FOIP II Second Mortgage Note; matures on July 31, 2001;
     accrues  interest  at a minimum  annual  rate of 6% and
     provides for  participation  interest at the rate of 3%
     per  annum   based   upon  the  amount  of  the  unpaid
     principal, which shall be due and payable to the extent
     that it does not exceed the  available  cash flows,  as
     defined   in  the   note;   provides   for   additional
     participation  interest  in an  amount  equal to 20% of
     remaining  available cash flow, as defined,  which will
     continue  to be made until such time as the  collateral
     has been  sold,  and  which  obligation  will  continue
     notwithstanding total repayment of the principal amount
     of the note;  secured by a lien upon  certain  real and
     personal  property  of FOIP II and;  subordinated  to a
     first  mortgage,  which had a balance of  approximately
     $974,000 as of December 31, 1997.                                $  752,747

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE (Continued)

     Unsecured promissory note representing advances made by
     the  former  general  partner  to FOIF II.  The note is
     payable upon demand and bears an annual  interest  rate
     of 1% over prime (9.5% as of December 31, 1997)                     271,923
                                                                      ----------
                                                                       1,024,670
    Less discount                                                        574,670
                                                                      ----------
    Notes receivable, net of discount                                 $  450,000
                                                                      ==========

(b) During 1997, the Partnership provided funds to FOIF II by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at a rate of 12% per annum.

See Note 5 regarding a subsequent amendment to the second mortgage.

NOTE 4. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

During 1996, in accordance with the terms of a Private Placement Memorandum dated December 8, 1995, the Partnership issued the 575 units of limited partner interest being offered at $1,000 per unit for total gross proceeds of $575,000. Costs of $67,500 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $10,000 was paid to the General Partner for administrative, legal and investment fees.

NOTE 5. SUBSEQUENT EVENTS

Distributions to Limited Partners

In 1998, the Partnership made distributions of approximately $14, 375 to the limited partners.

Amendment to Second Mortgage

On December 15, 1998, the Partnership entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage, and the maturities extended to August 1, 2001. The amendment also provides for additional advances to be secured under a future advance clause up to $500,000 maximum.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

================================================================================




                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 1997




================================================================================

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.



                                TABLE OF CONTENTS




                                                                      PAGE
                                                                      ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                     1


FINANCIAL STATEMENTS

   Balance Sheet                                                       2

   Statement of Operations                                             3

   Statement of Partners' Capital                                      4

   Statement of Cash Flows                                             5

   Notes to Financial Statements                                      6-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Partners
Lamplight Court of Bellefontaine, Ltd.
Cincinnati, Ohio


We have audited the accompanying balance sheet of Lamplight Court of Bellefontaine, Ltd. (the "Partnership") as of December 31, 1997, and the related statements of operations, partners' capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lamplight Court of Bellefontaine, Ltd. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Partnership is affiliated with certain other limited partnerships (the "affiliates") in similar lines of business, all of whom are controlled by a common person who is the stockholder and president of the Partnership's general partner. As discussed in Note 3, the Partnership and its affiliates have engaged in significant transactions with each other.


                              RACHLIN COHEN & HOLTZ


Miami, Florida
August 14, 1998

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                                  BALANCE SHEET

                                DECEMBER 31, 1997





                    ASSETS

Cash                                                                    $ 50,793
Note receivable from affiliate                                           365,000
Advances receivable from affiliate                                        93,302
Accrued interest receivable from affiliate                                77,800
                                                                        --------

                                                                        $586,895
                                                                        ========


      LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 10,500
                                                                        --------

Commitments, Subsequent Events and Other Matter                             --

Partners' Capital:
   General partner                                                            90
   Limited partners                                                      576,305
                                                                        --------
                                                                         576,395
                                                                        --------

                                                                        $586,895
                                                                        ========

                       See notes to financial statements.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997



Revenues:
   Interest income from affiliate                                        $63,188
   Other                                                                   1,973
                                                                         -------
                                                                          65,161
                                                                         -------

Costs and Expenses:
   Administrative fees to general partner                                  6,000
   General and administrative                                              1,262
                                                                         -------
                                                                           7,262
                                                                         -------

Net Income                                                               $57,899
                                                                         =======




                       See notes to financial statements.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                         STATEMENT OF PARTNERS' CAPITAL

                          YEAR ENDED DECEMBER 31, 1997



                                          General       Limited
                                          Partner       Partners        Total
                                         ---------     ---------      ---------

Partners' Capital, Beginning             $      90     $ 587,931      $ 588,021

Distributions                                 --         (69,525)       (69,525)

Net Income                                    --          57,899         57,899
                                         ---------     ---------      ---------

Partners' Capital, Ending                $      90     $ 576,305      $ 576,395
                                         =========     =========      =========



                       See notes to financial statements.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1997


Cash Flows from Operating Activities:
   Net income                                                                   $  57,899
   Adjustments to reconcile net income to
      net cash provided by operating activities:
         Changes in operating assets and liabilities:
               Increase in interest receivable from affiliate                     (55,188)
               Increase in administrative fees payable to the general partner       6,000
                                                                                ---------
                  Net cash provided by operating activities                         8,711
                                                                                ---------

Cash Flows from Investing Activities:
   Advances to affiliate                                                          (17,366)
                                                                                ---------
                  Net cash used in investing activities                           (17,366)
                                                                                ---------

Cash Flows from Financing Activities:
   Distributions to limited partners                                              (69,526)
                                                                                ---------
                  Net cash used in financing activities                           (69,526)
                                                                                ---------

Net Decrease in Cash                                                              (78,181)

Cash, Beginning                                                                   128,974
                                                                                ---------

Cash, Ending                                                                    $  50,793
                                                                                =========



                       See notes to financial statements.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Capitalization

Lamplight Court of Bellefontaine, Ltd. ("the Partnership") was initially organized on February 16, 1996 under the laws of the State of Florida.

The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $700,000, to be divided into 700 equal units of limited partnership interest.

See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

Business

The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Ohio.

Revenue Recognition

Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

Concentration of Credit Risk

At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

Notes Receivable from Affiliates

Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in Affiliate

In 1996, the Partnership acquired certain receivables and a limited partner interest in Independence Village, Ltd. ("Independence Village") from an unrelated entity at a discount from the face amount thereof (see Note 3). As a result, the Partnership holds a 31.7% limited partner interest in Independence Village, a limited partnership which owns a residential apartment property in Bellefontaine, Ohio. The investment in Independence Village is accounted for using the equity method of accounting as a result of the Partnership and Independence Village having the same general partner president and the general partner's ability to exercise significant influence on Independence Village. As such, the investment in Independence Village is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting. At the date of purchase, management estimated the value of the limited partner interest to be insignificant and did not allocate any of the purchase price to the investment.

Use of Estimates

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the value of the limited partner interest and the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Income Taxes

The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of March 7, 1996:

Capital Contributions of Partners

The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $700,000, to be divided into 700 units of limited partnership units. A capital account is maintained for each partner.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Term

The  Partnership  will  continue  through  December  31,  2026,   unless  sooner
terminated by law or under certain provisions of the Agreement.

Distributions

     Cash Distributions

          The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 10% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and (b) the general partner will receive 100% of the remaining distributable cash.

     Distributions of Net Proceeds

          Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 10% cash-on-cash return; and (b) then 31.7% of up to $350,000 of any remaining net proceeds to the limited partners; and (c) the balance, if any, to the general partner.

Allocation of Income and Loss

Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

          The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

          After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

Dissolution

The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; and (e) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

Winding Up

Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

Fees to the General Partner

Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $500 per month through December 31, 2002.

NOTE 3. NOTE RECEIVABLE FROM AFFILIATE

In 1996, the Partnership acquired certain receivables and a 31.7% interest in Independence Village from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Independence Village, were converted into promissory notes as more fully described in the table below.

     Independence  Village Second Mortgage Note;  matures in
     December  1998;  accrues  interest at an annual rate of
     9.5%;  secured by a lien upon certain real and personal
     property of Independence  Village;  subordinated to the
     first  mortgage  which had a balance  of  approximately
     $1,383,000 as of December 31, 1997.                                $585,000

     Less discount                                                       220,000
                                                                        --------
     Note receivable, net of discount                                   $365,000
                                                                        ========

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTE RECEIVABLE FROM AFFILIATE (Continued)

The second mortgage matures on December 1, 1998, and may be extended at the option of Independence Village by payment of a fee equal to 1% of the loan's initial principal amount of $585,000.

NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATE

In 1996 and during 1997, the Partnership provided funding to Independence Village by means of advances in an arrangement equivalent to an open ended line of credit advances. The outstanding advances are due on demand and accrue interest at 12% per annum. The balance of $93,302 remained outstanding as of December 31, 1997. Interest income of $7,613 was recognized during the year and $11,343 remained outstanding as accrued interest at December 31, 1997.

NOTE 5. INVESTMENT IN AFFILIATE

The following is a summary of the financial position and results of operations of Independence Village as of and for the year ended December 31, 1997.

     Financial position:
        Rental apartments                                      $   928,650
        Other assets                                                96,590
                                                               -----------
           Total assets                                        $ 1,025,240
                                                               ===========

        Mortgage payable                                       $ 1,383,125
        Other liabilities                                          711,602
                                                               -----------
           Total liabilities                                     2,094,727

        Partners' deficiency                                    (1,069,487)
                                                               -----------
                                                               $ 1,025,240
                                                               ===========

     Results of operations:
        Revenues (including rental income of $316,241)         $   354,764
        Costs and expenses                                         393,935
                                                               -----------
        Net loss                                               $   (39,171)
                                                               ===========

As discussed in Note 1, upon acquisition of certain receivables and the limited partnership interest in Independence Village, the Partnership did not allocate any of the purchase price to the investment in affiliate. The Partnership has deferred recognition of its proportionate share of net losses because there is no personal obligation to fund the resulting negative limited partner's capital account balance. Future net income, if any, will not be recognized until such time as the limited partner's capital account becomes a positive balance.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

During 1996, in accordance with the terms of a Private Placement Memorandum dated March 7, 1996, the Partnership issued 700 units of limited partnership interest units at $1,000 per unit for total gross proceeds of $700,000. Costs of $120,000 incurred in connection with syndicating the partnership were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $57,000 was paid to the General Partner for administrative, legal and investment fees.

NOTE 7. SUBSEQUENT EVENTS

Subsequent  to  December  31,  1997,  the  Partnership  made   distributions  of
approximately $35,000 to the limited partners.

NOTE 8. OTHER MATTER

In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron
Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                      BARON STRATEGIC INVESTMENT FUND, LTD.
                                  BALANCE SHEET
                      NINE MONTHS ENDING SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                     ASSETS

Cash                                                                    $ 21,679
Notes receivable from affiliates                                         552,008
Accrued interest receivable from affiliates                               28,146
Advances to affiliates                                                   256,949
                                                                        --------
                                                                        $858,782
                                                                        ========

                        LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Administrative fees payable to general partner                        $  9,500
                                                                        --------
                                                                           9,500
                                                                        --------
Commitments and Other Matter

Partners' Capital:
  General partner                                                             90
  Limited partners                                                       849,192
                                                                        --------
                                                                         849,282
                                                                        --------
                                                                        $858,782
                                                                        ========

                      BARON STRATEGIC INVESTMENT FUND, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
  Interest income from affiliates                                        $63,687
  Other                                                                      315
                                                                         -------
                                                                          64,002
                                                                         -------

Costs and Expenses:
  Administrative fees to general partner                                   6,000
  General and administrative                                              11,858
                                                                         -------
                                                                          17,858
                                                                         -------
Net Income                                                               $46,144
                                                                         =======

                      BARON STRATEGIC INVESTMENT FUND, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                          General      Limited
                                          Partner      Partners         Total
                                         ---------     ---------      ---------
Partners' Capital, Beginning             $      90     $ 860,048      $ 860,138

Distributions                                   --       (57,000)       (57,000)

Net Income                                      --        46,144         46,144
                                         ---------     ---------      ---------
Partners' Capital, Ending                $      90     $ 849,192      $ 849,282
                                         =========     =========      =========

                      BARON STRATEGIC INVESTMENT FUND, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
  Net income                                                           $ 46,144
  Adjustments to reconcile net income to
    net cash used in operating activities:
      Changes in operating assets and liabilities:
        Increase in accrued interest receivable from affiliates          (6,687)
                                                                       --------
          Net cash used in operating activities                          39,457
                                                                       --------

Cash Flows from Investing Activities:
  Purchase of receivables due from affiliates                             6,992
  Net proceeds provided to affiliate under line of credit                (7,210)
                                                                       --------
          Net cash used in investing activities                            (218)
                                                                       --------

Cash Flows from Financing Activities:
  Limited partner distributions                                         (57,000)
                                                                       --------
          Net cash provided by financing activities                     (57,000)
                                                                       --------

Net Increase in Cash                                                    (17,761)

Cash, Beginning                                                          39,440
                                                                       --------

Cash, Ending                                                           $ 21,679
                                                                       ========

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Investment Fund, Ltd. ("the Partnership") was initially organized on April 24, 1996 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of May 20, 1996:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2.    AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and
     (b) next to the general partner, until the total amount so distributed to it when added to all prior distributions of distributable cash and net proceeds made to it, is equal to the sum of its capital contribution plus an annual 12.5% cash-on-cash return and; (c) the balance, if any is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $500 per month through December 1, 2003.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

     The following are the balances of the notes receivable and accrued interest from affiliates at September 30, 1998:


                                                                       Notes
                                                                     Receivable
                                                                     ----------
     Blossom Corners Apartments II, Ltd. ("Blossom II")              $322,008(a)
     Falls Properties III, Ltd. ("Falls III")                         102,000(b)
     Sycamore Real Estate Development, LP ("Sycamore")                128,000(c)
                                                                     --------
                                                                     $552,008
                                                                     ========

     (a) In November 1996, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Blossom II, were converted into promissory notes as more fully described in the table below:

          Blossom II Second Mortgage Note; matures on April 1, 2002; accrues interest at an minimum annual rate of 6% and provides for participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; secured by a lien upon certain real and personal property of Blossom II; provides for additional participation interest in an amount equal to 30% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note; subordinated to the first mortgage which had a balance of approximately $1,130,000 as of September 30, 1998.
                                                                     $622,103

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES (Continued)


     Unsecured promissory note, representing advances made by the former general partner to Blossom II. The note is payable upon demand and bears interest
     at 1% over prime (9.5% as of September 30, 1998).                    68,861

     Other   receivables,   related  to  advances  for   refinancing   fees  and
     professional services.

                                                                         29,732
                                                                       --------
                                                                        720,696
     Less discount                                                      263,696
     Less principal payment                                             134,992
     Notes receivable, net of payment and discount                     $322,008
                                                                       ========

     See Note 6 regarding a subsequent amendment to the second mortgage.

     (b) In April 1997, the Partnership acquired, at a discount, certain receivables owed Falls III from an unrelated entity. In connection with Falls III filing for reorganization under Chapter 11 of the Bankruptcy Code in August 1994, the notes, which had included a Second Mortgage Note Receivable, were converted into two unsecured promissory notes of $198,750 and $44,398 (total of $234,148). The notes provide for the partial repayment of the principal balance in April 1999 using 20% of the excess cash flow of Falls III. The remaining principal is to be repaid after all secured notes and other claims designated by the court have been paid in full.

          Notes receivable                                             $243,148
          Less discount                                                (141,148)
                                                                       --------
          Notes receivable, net of discount                            $102,000
                                                                       ========

     c) In March 1998, the Partnership made a loan of $128,000 to Sycamore Real Estate Development, Ltd. The note matures on December 14, 2003, accrues interest at an annual rate of 12%; is secured by a lien upon certain real and personal property of Villas at Lake Sycamore; and is subordinated to the first mortgage which had a balance of approximately $800,000 as of September 30, 1998.

          Note receivable                                              $128,000
                                                                       ========


NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATE

     During 1996 through 1998, the Partnership provided funding to Blossom II by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum. The balance of $256,949 remained outstanding as of September 30, 1998. Interest income of $49,887 was recognized during the period.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

     In 1996, in accordance with the terms of a Private Placement Memorandum dated May 20, 1996, the Partnership issued the 2,400 units of limited partner interest being offered at $500 per unit for total gross proceeds of $1,200,000. Costs of $284,000 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $284,000 in syndication costs, the Partnership paid $164,000 to its general partner for administrative, legal and investment fees.


NOTE 6. SUBSEQUENT EVENTS

     Loan to Affiliate

     In December 1998, the Partnership endorsed to Sycamore the note from Falls III in the principal amount of $102,000 and the $128,000 note payable by Sycamore; in exchange Sycamore delivered to the Partnership a new promissory note in the original principal amount of $230,000. The new note matures on December 14, 2003; accrues interest at an annual rate of 12%; is secured by a lien upon certain real and personal property of Villas at Lake Sycamore; and is subordinated to the first mortgage which had a balance of approximately $800,000 as of September 30, 1998. Two other affiliated partnerships also hold second mortgage notes in the aggregate principal amount of $341,500 secured by the property. The lending parties have agreed to share the benefits of the second mortgage on a pari-passu basis.

     Amendment to Blossom II Second Mortgage

     On December 15, 1998, Blossom II amended and restated the $622,103 second mortgage note and the $68,861 promissory note and made a new promissory note in favor of the Partnership in the original principal amount of $160,002 to consolidate prior advances in that amount as of such date. The Partnership and Blossom II also entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the Blossom II notes will be secured by the Second Mortgage, and the maturities extended to April 1, 2002. The amendment also provides for additional advances up to a $1,250,000 maximum to be secured under a future advance clause.

     Distributions to Limited Partners

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $14,375 to the limited partners.

                      BARON STRATEGIC INVESTMENT FUND, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 7. OTHER MATTER

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                ASSETS


Cash                                                                  $      875
Notes receivable from affiliates                                         976,439
Accrued interest receivable from affiliates                              125,668
Advances receivable from affiliates                                       19,500
                                                                      ----------

                                                                      $1,122,482
                                                                      ==========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Note payable to afilliate                                          $  254,267
   Administrative fees payable to general partner                         14,000
   Accrued syndication costs                                              20,100
   Accrued interest payable to afilliate                                  39,419
                                                                      ----------
                                                                         327,786
                                                                      ----------

Commitments and Other Matter

Partners' Capital:
   General partner                                                           511
   Limited partners                                                      794,185
                                                                      ----------
                                                                         794,696
                                                                      ----------

                                                                      $1,122,482
                                                                      ==========

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Interest income from affiliates                                      $124,110
   Other                                                                     342
                                                                        --------
                                                                         124,452
                                                                        --------

Costs and Expenses:
   Interest expense to affiliate                                          37,237
   General and administrative                                             10,503
                                                                        --------
                                                                          47,740
                                                                        --------

Net Income                                                              $ 76,712
                                                                        ========

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                                 General    Limited
                                                 Partner    Partners     Total
                                                 -------    --------     -----

Partners' Capital, Beginning                    $    511    $691,996    $692,507

Contributions, Net of Syndication Costs               --      92,490      92,490

Distributions                                         --      67,013      67,013

Net Income                                            --      76,712      76,712
                                                --------    --------    --------

Partners' Capital, Ending                       $    511    $794,185    $794,696
                                                ========    ========    ========

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
   Net income                                                         $  76,712
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
          Increase in accrued interest receivable from affiliates      (104,810)
          Decrease in accrued interest payable to affiliate              37,237
                                                                      ---------
          Net cash provided by operating activities                       9,137
                                                                      ---------

Cash Flows from Investing Activities:
   Advances to Affiliates                                                (7,688)
                                                                       ---------
          Net cash used in investing activities                          (7,688)

Cash Flows from Financing Activities:
   Payments on note payable to affiliate                               (125,000)
   Partners' capital contributions                                      140,237
   Syndication costs                                                    (47,747)
   Distributions to limited partners                                    (67,013)
                                                                      ---------
          Net cash provided by financing activities                     (99,523)
                                                                      ---------

Net increase in Cash                                                    (98,072)

Cash, Beginning                                                          98,947
                                                                      ---------
Cash, Ending                                                          $     875
                                                                      =========

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Investment Fund IV, Ltd. ("the Partnership") was initially organized on October 1, 1996 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,000,000, to be divided into 2,000 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of October 22, 1996:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,000,000, to be divided into 2,000 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated to the general partner.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 18% cash-on-cash return; and (b) the balance, if any, is distributed to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

     The following are the balances of the notes receivable and accrued interest receivable from affiliates at September 30, 1998:

                                                           Notes       Accrued
                                                         Receivable   Interest
                                                         ----------   --------

     Country Square Apartments, Ltd. ("Country Square")   $797,189   $110,224(a)
     Country Square                                        179,250     20,858(b)
                                                          --------   --------
                                                          $976,439   $ 20,858
                                                          ========   ========


     (a) In March 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Country Square, were converted into promissory notes as more fully described in the table below:

          Country  Square  Second  Mortgage  Note;  matures  on April 30,  2008;
          accrues interest at an minimum annual rate of 12%; is secured by a lien upon certain real and personal property of Country Square; and is subordinated to the first mortgage which had a balance of
          approximately $1,240,000 as of September 30, 1998.       $1,192,987
          Less discount                                               502,987
                                                                   ----------
          Note receivable, net of discount                           $797,189
                                                                   ==========

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 3.    NOTES RECEIVABLE FROM AFFILIATE (Continued)

     In July 1997, the Partnership made a loan to Country Square of $171,562 pursuant to the terms of a promissory note. The note is due on demand and accrues interest quarterly at 12% per annum.

     Note receivable                                                    $179,250
                                                                        ========

     See Note 6 regarding subsequent amendments to the second mortgage.


NOTE 4. Note Payable to Affiliate

     In March 1997, the Partnership borrowed funds from Baron Strategic Investment Fund VI, Ltd. ("Fund VI") pursuant to the terms of a promissory note. The note matures in September 2002 with interest payable monthly at 15% per annum. As collateral for the note payable, the Partnership has granted Fund VI a security interest in the second mortgage notes and mortgages (see Note 3). The note had an unpaid principal balance of $254,363 as of September 30, 1998. Interest expense to the affiliate amounted to $67,699 for the period of which $29,895 was unpaid and accrued at September 30, 1998.


NOTE 5. LIMITED PARTNER'S CAPITAL CONTRIBUTIONS

     In 1996, in accordance with the terms of a Private Placement Memorandum dated October 22, 1996, the Partnership issued 180 units of limited partnership interest of the 2,000 units being offered at $500 per unit for a total of $90,000. Costs of $17,400 incurred in connection with syndicating the partnership were recorded as a reduction of limited partner contributions. Of the syndication costs, $14,000 was paid to the General Partner for administrative, legal and investment fees.

     In 1997, the Partnership issued 1,538.5 units of limited partnership interest at $500 per unit for $769,263. This issuance increased the total units sold to 1,718.5 units of the 2,000 units being offered. Costs of $164,453 incurred in connection with syndicating these partnership units have been recorded as a reduction of limited partner's capital contributions. Of the syndication costs, $80,570 was incurred with regard to the General Partner for administrative, legal and investment fees. Syndicated costs of $20,100 were unpaid and accrued at December 31, 1997.

     During 1998, the Partnership issued 280.5 units of the remaining 281.5 units at $500 per unit for a total of $140,237. This issuance increased the total units sold to 1,999 units of the 2,000 units being offered. Costs of $26,647 incurred in connection with syndicating these partnership units were recorded as a reduction of limited partner's capital contributions in 1998. Of the syndication costs, $22,524 was paid to the General Partner for administrative, legal and investment fees.

                    BARON STRATEGIC INVESTMENT FUND IV, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 6.    SUBSEQUENT EVENTS

     Amendment to Second Mortgage

     On December 15, 1998, Country Square restated and amended the $1,192,987 second mortgage note and the $179,250 promissory note in favor of the Partnership to extend the maturities to April 30, 2008. The Partnership and Country Square also entered into a Second Amendment to Consolidated Renewal Replacement Second Mortgage and Security Agreement under which Country Square agreed to secure repayment of both notes and any future advances up to a $1,750,000 maximum under the second mortgage.

     Distributions to Limited Partners

     In 1998, the Partnership made distributions of approximately $15,000 to the limited partners.


NOTE 7. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for common stock of Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                ASSETS


Cash                                                                    $ 20,987
Notes receivable from affiliates                                         731,802
Advances to affiliates                                                    96,939
Accrued interest                                                          26,309
                                                                        --------
                                                                        $876,037
                                                                        ========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 13,500
                                                                        --------
                                                                          13,500
                                                                        --------

Commitments and Other Matter

Partners' Capital:
   General partner                                                         1,551
   Limited partners                                                      864,088
                                                                         862,537
                                                                        --------
                                                                        $876,037
                                                                        ========

                     BARON STRATEGIC INVESTMENT FUND V, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Interest income from affiliates                                       $75,215
   Other                                                                     474
                                                                         -------
                                                                          75,689
                                                                         -------
Costs and Expenses:
   Administrative fees to general partner                                  4,500
   General and administrative                                              7,458
                                                                         -------
                                                                          11,957
                                                                         -------

Net Income                                                               $63,731
                                                                         =======

                     BARON STRATEGIC INVESTMENT FUND V, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                              General     Limited
                                              Partner     Partners      Total
                                              -------     --------      -----

Partners' Capital, Beginning                $  (2,188)   $ 652,994    $ 650,806

Contributions, Net of Syndication Costs                    238,000      238,000

Distributions                                      --      (90,000)     (90,000)

Net Income                                        637       63,094       63,737
                                            ---------    ---------    ---------

Partners' Capital, Ending                   $  (1,551)   $ 864,088    $ 862,537
                                            =========    =========    =========

                     BARON STRATEGIC INVESTMENT FUND V, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



Cash Flows from Operating Activities:
   Net income                                                            $  63,731
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates          3,076
            Increase in administrative fees payable to general partner        (500)
               Net cash used in operating activities                        66,307
                                                                         ---------


Cash Flows from Financing Activities:
   Advances to affiliates                                                  (93,339)
    Investment in notes receivable from affiliates                        (212,502)
               Net cash used in investing activities                      (305,841)
                                                                         ---------

Cash Flows from Financing Activities:
    Partners' capital contibutions                                         238,000
    Limited partners' distributions                                        (90,000)
               Net cash provided by financing activities                   148,000
                                                                         ---------

Net Increase in Cash                                                       (91,534)

Cash, Beginning                                                            112,521
                                                                         ---------
Cash, Ending                                                             $  20,987
                                                                         =========

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Investment Fund V, Ltd. ("the Partnership") was initially organized on October 1, 1996 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the allowance for impairment and the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of October 23, 1996:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 15% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated to the general partner.

                    BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions (Continued)

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 15% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

     The following are the balances of the notes receivable, net of allowance for impairment, and accrued interest due from affiliates at September 30, 1998:

                                                                    Notes      Accrued
                                                                  Receivable   Interest
                                                                  ----------   --------
     Sunrise Apartments, Ltd.("Sunrise")                           $488,000    $27,927(a)
     Curiosity Creek Apartments, Ltd. ("Curiosity Creek")           213,451     20,979(b)
     Baron Strategic Investment Fund III, Ltd. ("Strategic III")     21,000      1,890(c)
                                                                   --------     -------
                                                                   $722,451    $50,796


     (a) In June 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Sunrise, were converted into promissory notes as more fully described in the table below.

          Sunrise  Second  Mortgage  Note;  matures on October 1, 2007;  accrues
          interest  at  an  minimum   annual  rate  of  6%  and   provides   for
          participation  interest  at the rate of 3% per  annum  based  upon the amount of the unpaid principal,  which shall be due and payable to the extent that it does not exceed the available  cash flow, as defined in the note; provides for additional  participation interest in an amount equal to 20% of remaining available cash flow, as defined,  which will continue to be made until such time as the  collateral  has been sold, and which obligation will continue  notwithstanding total repayment of the principal amount of the note;  secured by a lien upon certain real and personal  property of Sunrise;  subordinated to the first mortgage which had a balance of  approximately  $1,037,000  as of September 30,
          1998.
                                                                             $ 335,000

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES (Continued)

          Unsecured promissory note, representing advances made by the former general partner to Sunrise. The note is payable upon demand and bears
          interest at an annual rate of 4%.                              621,515

          Unsecured promissory note, representing advances made by the former general partner to Sunrise. The note is payable upon demand and bears
          interest at 1% over prime (9.5% as of September 30, 1998).       1,467

          Other receivables, related to advances for refinancing fees and professional services

                                                                          48,468
                                                                      ----------
                                                                       1,006,450
          Less unamortized discount                                      518,450
                                                                      ----------
          Notes receivable, net of unamortized discount               $  488,000
                                                                      ==========

     (b) In March 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Curiosity Creek, were converted into promissory notes as more fully described in the table below.

          Curiosity Creek Second Mortgage Note; matures on April 1, 2007; accrues interest at an minimum annual rate of 6% and participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; provides for additional participation interest in an amount equal to 30% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note; secured by a lien upon certain real and personal property of Curiosity Creek; subordinated to the first mortgage which had a balance of approximately $1,180,000 as of September 30, 1998.
                                                                       $ 807,560

          Unsecured promissory note, representing advances made by the former general partner to Curiosity Creek. The note is payable upon demand
          and bears an annual interest rate of 12.5%.                    416,000

          Unsecured promissory note, representing advances made by the former general partner to Curiosity Creek. The note is payable on demand and bears interest at 1% over prime (9.5% as of September 30, 1998).

                                                                         414,380

          Other receivables related to advances for refinancing fees and professional fees

                                                                          29,732
                                                                       1,667,672
          Percentage purchased                                            26.27%
                                                                      ----------
                                                                         438,097
          Less unamortized discount                                      219,997
                                                                      ----------
          Less reclassification of one payment                             4,649
          Notes receivable, net of unamortized discount                 $213,451
                                                                      ==========

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES (Continued)

     In April, 1998 Strategic III made a promissory note in favor of the Partnership in the original principal amount of $21,000 to cover certain advances made to Strategic III. The note matures on March 1, 2003, and accrues interest at an annual rate of 12%. The note is secured by a Second Mortgage on the Candlewood II apartment property. Two other loans by affiliated partnerships in the aggregate principal amount of $143,500 are also secured by separate second mortgages on the property. Each of the lending parties has agreed to share the benefits of the second mortgages on a pari-passu basis.

     Notes receivable                                                   $ 21,000
                                                                        ========

NOTE 4. ADVANCES TO AFFILIATES

     In 1998, the Partnership provided funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and provide for interest at 12% per annum. The balances as of September 30, 1998 are as follows:

     Sunrise                                                            $ 51,659
     Curiosity Creek                                                      36,439
     Baron Strategic Vulture Fund I                                       44,500
                                                                        --------

        Total                                                           $153,598
                                                                        ========


NOTE 5. LIMITED PARTNERS CAPITAL CONTRIBUTIONS

     In 1996, in accordance with a Private Placement Memorandum, dated October 23, 1996, the Partnership issued 220 units of limited partnership interest units at $500 per unit for gross proceeds of $110,000. Costs of $22,300 incurred in connection with syndicating the limited partnership were recorded as a reduction of limited partner contributions. Of the $22,300 in syndication costs incurred in 1996, the Partnership paid $17,500 to its general partner for administrative, legal and investment fees.

     During 1997, the Partnership issued the 2,180 units of the limited partner interest units at $500 per unit for gross proceeds of $1,090,000. Costs of $239,700 incurred in connection with syndicating the limited partnership were recorded as a reduction of limited partner contributions. Of the $239,700 in syndication costs incurred in 1997, the Partnership paid $124,500 to its general partner for administrative, legal and investment fees.

                     BARON STRATEGIC INVESTMENT FUND V, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS

     Amendment to Sunrise Second Mortgage

     In December 1998, Sunrise restated and amended the $335,000 second mortgage note and the $621,515 promissory note and made a new promissory note in the original principal amount of $48,468 and a new promissory note in the original principal amount of $25,351 in favor of the Partnership. In addition, the parties entered into a mortgage modification agreement under which Sunrise agreed to secure its repayment obligations under the notes with a second mortgage on the Sunrise property.

     Amendment to Curiosity Creek Mortgage

     In December 1998,  Curiosity  Creek,  the  Partnership  and Baron Strategic
     Vulture Fund I, Ltd. ("Baron Vulture I"), entered into a mortgage modification agreement pursuant to which the Partnership and Baron Vulture I agreed to set the maturity date of the unsecured notes and advances at April 1, 2007 (the maturity date of the second mortgage note) and Curiosity Creek agreed to secure the unsecured notes and advances under the second mortgage secured by the Curiosity Creek property.

     Distributions

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $30,000 to the limited partners.

NOTE 7. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                ASSETS


Cash                                                                    $  5,366
Notes receivable from affiliates                                         349,337
Investment in affiliate                                                  480,433
Advances to affiliates                                                    31,834
                                                                        --------

                                                                        $866,970
                                                                        ========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Advance payable to affiliate                                         $  8,050
   Administrative fees payable to general partner                         17,500
                                                                        --------
                                                                          25,550
                                                                        --------

Commitments, Subsequent Events and Other Matter

Partners' Capital:
   General partner                                                            81
   Limited partners                                                      841,339
                                                                        --------
                                                                         841,420
                                                                        --------

                                                                        $866,970
                                                                        ========

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Interest income from affiliates                                       $29,652
   Other                                                                     636
   Equity in net income of affiliate                                      41,289
                                                                         -------
                                                                          71,577
                                                                         -------
Costs and Expenses:
   Administrative fees to general partner                                  4,500
   General and administrative                                              4,017
                                                                         -------
                                                                           8,517
                                                                         -------

Net Income                                                               $63,060
                                                                         =======

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                          General       Limited
                                          Partner       Partners        Total
                                          -------       --------        -----
Partners' Capital, Beginning               $   81     $ 868,279      $ 868,360

Distributions                                  --       (90,000)       (90,000)

Net Income                                     --        63,060         63,060
                                           ------     ---------      ---------

Partners' Capital, Ending                  $   81     $ 841,339      $ 841,420
                                           ======     =========      =========

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
   Net income                                                            $  63,060
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Equity in net income of affiliate                                 (41,289)
      Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates          4,500
            Increase in administrative fees payable to general partner     (29,652)
                                                                         ---------
               Net cash used in operating activities                        (3,381)
                                                                         ---------


Cash Flows from Investing Activities:
  Investment in affiliate                                                 (118,325)
  Repayments of notes receivable from affiliate                             29,930
  Advances to affiliates                                                     2,570
                                                                         ---------
               Net cash used in investing activities                       (85,825)
                                                                         ---------

Cash Flows from Financing Activities:
   Distributions to limited partners                                       (90,000)
                                                                         ---------
               Net cash provided by financing activities                   (90,000)
                                                                         ---------

Net Decrease in Cash                                                      (179,206)

Cash, Beginning                                                            184,572
                                                                         ---------

Cash, Ending                                                             $   5,366
                                                                         =========

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Investment Fund VI, Ltd. (the "Partnership") was initially organized on October 30, 1996 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Investment in Affiliate

     The Partnership holds a 57% limited partner interest in Pineview Apartments, Ltd. ("Pineview"), a limited partnership which owns a residential apartment property in Orlando, Florida. The investment in Pineview is accounted for using the equity method of accounting as a result of the Partnership and Pineview having the same general partner president and the general partner's ability to exercise significant influence on Pineview. As such, the investment in Pineview is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of November 12, 1996:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2.    AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and
     (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2.    AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

     The following are the balances of the notes receivable and accrued interest due from affiliates at September 30, 1998:

     Baron Strategic Investment Fund IV, Ltd. ("BSIF IV")          $349,337 (a)
     Baron Strategic Investment Fund III, Ltd. ("Strategic III")   $ 68,000 (b)
                                                                    -------
                                                                   $417,337

     a) In March 1997, the Partnership advanced $690,000 and received a note with an annual interest rate of 15% payable by BSIF IV, an affiliate. The note, which is secured by real property of Country Square Apartments, Ltd., an affiliate, provides for monthly payments of interest only on the unpaid principal balance with principal plus any accrued interest due in September 2002.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE (Continued)

     Interest income recognized on the note during 1998 was $13,213. As of September 30, 1998, the note had an outstanding balance of $349,337 and accrued interest of $31,834. In February 1998, the Partnership received a payment of $125,000 on the note receivable from BSIF IV which was applied to the outstanding accrued interest and the outstanding principal balance.

     Note receivable                                                   $349,337
                                                                       ========

b) In April 1998, Strategic III made a promissory note in favor of the Partnership in the original principal amount of $68,000 to cover certain advances made to Strategic III. The note matures on March 1, 2003 and accrues interest at an annual rate of 12%. The note is secured by a Second Mortgage on the Candlewood II apartment property. Two other loans by affiliated partnerships in the aggregate principal amount of $96,500 are also secured by separate Second Mortgages on the property. Each of the lending parties has agreed to share the benefits of the Second Mortgages on a pari-passu basis.

          Note receivable                                               $68,000
                                                                        =======


NOTE 4. INVESTMENT IN NON-AFFILIATE

     In February 1998, the Partnership purchased from Baron Strategic Investment Fund X, Ltd. ("Strategic X"), an affiliate, for $160,000, an undivided 20% interest in a second mortgage note in the original principal amount of $735,000 (with accrued unpaid interest thereon of $506,767) payable by Garden Terrace Apartments III ("Garden Terrace"), a non-affiliate. The second mortgage note matures on January 1, 2007 and bears interest at a minimum annual rate of 2% plus participation interest of up to 7% based on the amount of the unpaid principal, payable out of excess cash flow.

     Second Mortgage Note                                            $  735,000
     Accrued Interest                                                $  506,767
                                                                     ----------
     Total                                                           $1,241,767
     Percentage Purchased                                                    20%
                                                                     $  248,353
     Less unamortized discount                                       $   88,353
                                                                     ----------
                                                                     $  160,000
                                                                     ==========

     Advances to Affiliates

     In 1998, the Partnership continued to provide funding to affiliates by means of advances in an arrangement equivalent to an open ended lines of credit. The advances are due on demand and provide for interest at 12% per annum. The following is a summary of the transactions, at September 30, 1998, relating to advances:

     Pineview                                                            26,935
                                                                       --------
                                                                       $ 26,935
                                                                       ========

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 5. INVESTMENT IN AFFILIATE

     The following is a summary of the financial position and results of operations of Pineview as of the nine months ended September 30, 1998.

     Financial position:
        Rental apartments                                        $1,815,945
        Other assets                                                214,580
                                                                 ----------
           Total assets                                          $2,030,525
                                                                 ==========

     Mortgage payable                                            $1,593,060
     Other liabilities                                              511,529
                                                                 ----------
        Total liabilities                                         2,104,589

     Partners' capital                                              -74,064

     Results of operations:
        Revenues (including rental income of $269,986)           $  307,211
        Costs and expenses                                          234,773
                                                                 ----------
        Net loss                                                 $   72,438


NOTE 6. LIMITED PARTNERS CAPITAL

     Contributions

     In 1996, in accordance with a Private Placement Memorandum, dated November 12, 1996, the Partnership issued 1,064 units of limited partnership interest units at $500 per unit for gross proceeds of $532,000. Costs of $81,450 incurred in connection with syndicating the limited partnership were recorded as a reduction of limited partner contributions. Of the $81,450 in syndication costs incurred in 1996, the Partnership paid $38,890 to its general partner for administrative, legal and investment fees.

     During 1997, the Partnership issued 1,336 units of the limited partner interest units at $500 per unit for gross proceeds of $668,000. Costs of $192,550 incurred in connection with syndicating the limited partnership were recorded as a reduction of limited partner contributions. Of the $192,550 in syndication costs incurred in 1997, the Partnership paid $115,110 to its general partner for administrative, legal and investment fees.

                    BARON STRATEGIC INVESTMENT FUND VI, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 7.    SUBSEQUENT EVENTS

     Investment in Non-Affiliate- Garden Terrace

     In October 1998, Garden Terrace III restated and amended the $735,000 second mortgage note and created a new second mortgage note in the original principal amount of $506,767 to cover accrued interest. Both notes mature on January 1, 2007 and are secured by a second mortgage on the Garden Terrace III property. The terms of the amended $735,000 second mortgage note remained the same as the prior note except that it provides for additional participation interest (after payment of minimum interest and participation interest) to be payable to the holder of the $506,767 note in an amount equal to 30% of any remaining cash flow from the property. The $506,767 second mortgage note bears interest at an annual rate of 9% payable from excess cash flows after minimum interest of 2% and participation interest of 7% are paid on the $735,000 second mortgage note. Baron Strategic Investment Fund IX, Ltd. ("Strategic IX") and Strategic X, affiliates of the Partnership, own the remaining undivided 80% interest in the notes.

     Distributions

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $30,000 to the limited partners.


NOTE 8. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                ASSETS


Cash                                                                    $  7,074
Notes receivable from affiliates                                         675,602
Accrued interest receivable from affiliates                                6,195
Advances receivable from affiliates                                      182,313
                                                                        --------

                                                                        $871,184
                                                                        ========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Loan payable - Affiliate                                             $ 21,420
                                                                        --------
                                                                          21,420
                                                                        --------

Commitments and Other Matter

Partners' Capital:
   General partner                                                            90
   Limited partners                                                      849,674
                                                                        --------
                                                                         849,764
                                                                        --------

                                                                        $871,184
                                                                        ========

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Interest income from affiliates                                       $63,098
   Other                                                                     326
                                                                         -------
                                                                          63,424
                                                                         -------

Costs and Expenses:
   General and administrative                                             22,069
                                                                         -------
                                                                          22,069
                                                                         -------

Net Income                                                               $41,355
                                                                         =======

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                              General     Limited
                                              Partner     Partners      Total
                                              -------     --------      -----

Partners' Capital, Beginning                 $      90   $ 861,308    $ 861,398

Contributions, Net of Syndication Costs             --      35,535       35,535

Distributions                                       --     (88,524)     (88,524)

Net Income                                          --      41,355       41,355
                                             ---------   ---------    ---------

Partners' Capital, Ending                    $      90   $ 849,674    $ 849,764
                                             =========   =========    =========

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
   Net income                                                            $  41,355
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates         32,697
            Increase in administrative fees payable to general partner     (12,854)
                                                                         ---------
               Net cash used in operating activities                        61,198
                                                                         ---------


Cash Flows from Investing Activities:
   Advances to affiliates                                                 (163,338)
    Investment in notes receivable from affiliates                          56,168
    Loan payable affiliate                                                  21,420
                                                                         ---------
               Net cash used in investing activities                       (85,750)
                                                                         ---------

Cash Flows from Financing Activities:
    Partners' capital contributions                                         35,535
    Limited partners' distribution                                         (88,524)
                                                                         ---------
               Net cash provided by financing activities                   (52,989)
                                                                         ---------

Net Increase in Cash                                                       (77,541)

Cash, Beginning                                                             84,615
                                                                         ---------

Cash, Ending                                                             $   7,074
                                                                         =========

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron  Strategic   Investment  Fund  VIII,  Ltd.  ("the  Partnership")  was
     initially organized on February 25, 1997 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of February 26, 1997.

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2025, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and
     (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2004.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

     The following are the principal balances of the notes receivable, net of unamortized discount and accrued interest due from affiliates at September 30, 1998:

                                                          09/30/98   09/30/98
                                                           Notes     Accrued
                                                         Receivable  Interest
                                                         ----------  --------
     Longwood Apartments I, Ltd. ("Longwood I")           $515,102   $ 42,273(a)
     Heatherwood Apartments II, Ltd. ("Heatherwood II")   $160,500   $ 15,435(b)
     Burlington Development, L.P. ("Burlington")          $ 98,000   $  5,390(c)
                                                          --------   --------
                                                          $773,602   $ 63,098
                                                          ========   ========

     (a) In July 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Longwood I, were converted into promissory notes as more fully described in the table below:

          Longwood I Second Mortgage Note; matures on October 1, 2007; accrues interest at an minimum annual rate of 6% and provides for participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; provides for additional participation interest in an amount equal to 30% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note; secured by a lien upon certain real and personal property of Longwood I; subordinated to the first mortgage which had a balance of approximately $1,036,000 as of September 30, 1998.

                                                                     $368,558

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3.    NOTES RECEIVABLE FROM AFFILIATES (Continued)

          Unsecured promissory note, representing advances made by the former general partner to Longwood I. The note is payable upon demand and bears interest at 1% over prime (9.5% as of September 30, 1998).

                                                                        526,465

          Other receivables, related to advances for refinancing fees and professional services.

                                                                         21,966
                                                                       --------
                                                                        916,989
          Less discount                                                 391,839
          Less refund on receivable purchase                             10,048
                                                                       --------
          Notes receivable, net of discount and refund                 $515,102
                                                                       ========

          See Note 6 regarding a subsequent amendment to the second mortgage.

     (b) In August 1997, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Heatherwood II, were converted into promissory notes as more fully described in the table below:

          Heatherwood II Second Mortgage Note; matures on October 1, 2004; accrues interest at an minimum annual rate of 6% and participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; secured by a lien upon certain real and personal property of Heatherwood II; provides for additional participation interest in an amount equal to 30% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold and which obligation will continue notwithstanding total repayment of the principal amount of the note; subordinated to the first mortgage which had a balance of approximately $710,000 as of September 30, 1998.
                                                                       $325,000

          Unsecured promissory note, representing advances made by the former general partner to Heatherwood II. The note is payable on demand and bears interest at 1% over prime (9.5% as of September 30, 1998).

                                                                          1,742

          Other receivables related to advances and professional services
                                                                         13,404
                                                                       --------
                                                                        340,146
          Percentage purchased                                               58%
                                                                       --------
                                                                        197,285
          Less discount                                                  36,785
                                                                       --------
          Notes receivable, net of discount                            $160,500
                                                                       ========
     (c)  In  February  1998,  the  Partnership   made  a  loan  of  $98,000  to
          Burlington, an affiliate, pursuant to the terms of a promissory note. The note provides for interest at 12% per annum and principal is due on demand.

          Note Receivable                                                98,000

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATES

     During 1998, the Partnership provided funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum. The balance of $52,279 and $8,975 remained outstanding from Longwood I and Heatherwood II as of September 30, 1998. Interest income of $4,705 was recognized in respect of the Longwood advance during the year and accrued at September 30, 1998.


NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

     During 1997, in accordance with the terms of a Private Placement Memorandum dated February 26, 1997, the Partnership issued 2,298 units of limited partner interest of the 2,400 units being offered at $500 per unit for gross proceeds of $1,149,041. Costs of $283,430 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $168,525 was paid to the General Partner for administrative, legal and investment fees.

     During 1998, the Partnership issued the remaining 102 units at $500 per unit for gross proceeds of $50,959. Costs of $13,163 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions in 1998. Of the syndication costs, $8,067 was paid to the General Partner for administrative, legal and investment fees.


NOTE 6. SUBSEQUENT EVENTS

     Note Receivable from Affiliate

     In December 1998, the Partnership endorsed the $98,000 promissory note payable by Burlington to Sycamore Real Estate Development, Ltd. ("Sycamore") The new note matures on December 14, 2003; accrues interest at an annual rate of 12%; is secured by a lien upon certain real and personal property of Villas of Lake Sycamore and is subordinated to the first mortgage which had a balance of approximately $800,000 as of September 30, 1998. Two other affiliated partnerships also hold second mortgage notes in the aggregate principal amount of $473,500 secured by the property. The lending parties have agreed to share the benefits of the second mortgage on a pari-passu basis.

     Amendment to Longwood Second Mortgage

     In December 1998, Longwood I restated and amended the second mortgage note and the unsecured promissory note. The new second mortgage note is in the original principal amount of $368,558 (which includes the prior principal balance and accrued unpaid interest) and has a maturity date of October 1, 2007. The other terms remain unchanged. The new demand note is in the original principal amount of $526,465 (which includes the prior

                   BARON STRATEGIC INVESTMENT FUND VIII, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. SUBSEQUENT EVENTS (Continued)

     principal and accrued unpaid interest) and has a maturity date of October 1, 2007. The other terms remain unchanged.

     Longwood I also created a new promissory note in favor of the Partnership in the original principal amount of $74,243, which includes prior advances of $21,966 described above and of $52,279. The new note bears interest at the annual rate of 12% and has a maturity date of October 1, 2007. On December 15, 1998, the Partnership and Longwood I entered into a Second Amendment to Open-End Second Mortgage and Security Agreement by which all of the notes will be secured by the Second Mortgage. The amendment also provides for additional advances to be secured under a future advance clause up to $1,300,000 maximum.

     Distributions to Limited Partners

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $30,000 to the limited partners.


NOTE 7. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                ASSETS


Cash                                                                    $  9,964
Investment in affiliate                                                  576,244
Advances receivable from affiliate                                       342,995
Accrued interest receivable from affiliate                                33,967
                                                                        --------

                                                                        $963,170
                                                                        ========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to the general partner                   $ 11,500
                                                                        --------
                                                                          11,500
                                                                        --------

Commitments, Subsequent Events and Other Matter

Partners' Capital:
   General partner                                                            27
   Limited partners                                                      951,643
                                                                        --------
                                                                         951,670
                                                                        --------

                                                                        $963,170
                                                                        ========

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Equity in net income of affiliate                                     $ 7,297
   Interest income from affiliate                                         33,575
   Other                                                                     523
                                                                         -------
                                                                          41,395
                                                                         -------

Costs and Expenses:
   Administrative fees to general partner                                  4,500
   General and administrative                                              9,167
                                                                         -------
                                                                          13,667
                                                                         -------

Net Income                                                               $27,728
                                                                         =======

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                               General     Limited
                                               Partner     Partners      Total
                                               -------     --------      -----

Partners' Capital, Beginning                   $    27   $ 461,616    $ 461,643

Contributions, Net of Syndication Costs             --     520,070      520,070

Distributions                                       --     (57,771)     (57,771)

Net Income                                          --      27,728       27,728
                                               -------   ---------    ---------

Partners' Capital, Ending September 30, 1998   $    27   $ 951,643    $ 951,670
                                               =======   =========    =========

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
   Net income                                                            $  27,728
   Adjustments to reconcile net income to
      net cash used in operating activities:
      Changes in operating assets and liabilities:
            Equity in net income of affiliate                               (7,297)
            Increase in accrued interest receivable from affiliates        (33,575)
            Increase in administrative fees payable to general partner       4,500
                                                                         ---------
               Net cash used in operating activities                        (8,644)
                                                                         ---------


Cash Flows from Investing Activities:
    Investment in affiliate                                               (335,698)
    Investment in notes receivable from affiliates                        (283,037)
    Accrued syndication costs                                              (42,435)
                                                                         ---------
               Net cash used in investing activities                      (661,170)
                                                                         ---------

Cash Flows from Financing Activities:
    Partners' capital contributions                                        577,000
    Syndication costs                                                      (56,930)
    Distributions to limited partners                                      (57,771)
    Payments on line of credit from affiliate                               21,495
                                                                         ---------
                                                                           483,794

Net Increase in Cash                                                      (186,020)

Cash, Beginning                                                            195,984
                                                                         ---------

Cash, Ending                                                             $   9,964
                                                                         =========

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Investment Fund IX, Ltd. ("the Partnership") was initially organized on June 2, 1997 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue consisting of equity in net income of affiliate is recognized on the equity method, as more fully described below. Revenue consisting of interest on notes receivable is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Investment in Affiliate

     The Partnership holds a 41.1% limited partner interest in Crystal Court Properties, Ltd. ("Crystal Court"), a limited partnership which owns a residential apartment property in Jacksonville, Florida. The investment in Crystal Court is accounted for using the equity method of accounting as a result of the Partnership and Crystal Court having the same general partner and the general partner's ability to exercise significant influence on Crystal Court. As such, the investment in Crystal Court is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of June 2, 1997:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 15% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated to the general partner.

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 15% cash-on-cash return; and (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2004.


NOTE 3. ADVANCES TO AFFILIATE

     For the period ended September 30, 1998, the Partnership provided funding to the following by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum.

                                                                    Accrued
                                             Outstanding Balance    Interest
                                             -------------------    -------

     Crystal Court Apartments, Ltd.               $ 23,995                 0
     ("Crystal Court")
     Apartment Development Holding, L.P.
     ("Apartment Development")                    $148,000          $  8,960
     Burlington Development, L.P.                 $ 95,500          $  6,685
                                                  --------          --------
     ("Burlington")
         Total                                    $267,495          $ 15,645
                                                  --------          --------

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 4. INVESTMENT IN AFFILIATE

     The following is a summary of the financial position and results of operations of Crystal Court as of and for the year ended September 30, 1998.


     Financial position:
        Rental apartments                                           $1,064,434
        Other assets                                                   242,868
                                                                    ----------
           Total assets                                             $1,307,302
                                                                    ==========

     Mortgage payable                                               $1,202,529
     Other liabilities                                                  76,811
                                                                    ----------
        Total liabilities                                            1,279,340
     Partners' Capital                                                  27,962
                                                                    ----------
                                                                     1,307,302
                                                                    ==========
     Results of operations:
        Revenues (including rental income of $63,628)               $  204,310
        Costs and expenses                                             186,511
                                                                    ----------
        Net income                                                  $   17,799
                                                                    ==========


NOTE 5. NOTES RECEIVABLE FROM AFFILIATE

     In April 1998, Baron Strategic Investment Fund III, Ltd. ("Strategic III") made a promissory note in favor of the Partnership in the original principal amount of $75,500 to cover certain advances made to Strategic
     III. The note matures on March 1, 2003, and accrues interest at an annual rate of 12%. The note is secured by a Second Mortgage on the Candlewood II apartment property. Two other loans by affiliated partnerships in the aggregate principal amount of $89,000 are also secured by separate second mortgages on the property. Each of the lending parties has agreed to share the benefits of the second mortgages on a pari-passu basis.

     Note receivable                                                $   75,500
                                                                    ==========


NOTE 6. INVESTMENT IN NON-AFFILIATE

     In January 1998, the Partnership purchased from an unrelated party for $200,000 an undivided 25% interest in a second mortgage note in the original principal amount of $735,000 (with accrued unpaid interest thereon of $506,767) payable by Garden Terrace Apartments III, Ltd. ("Garden Terrace"), a non-affiliate. The second mortgage note matures on January 1, 2007, and bears interest at a minimum annual rate of 2% plus participation interest of up to 7% based on the amount of the unpaid principal, payable out of excess cash flow

     Second Mortgage Note                                           $  735,000
     Accrued Interest                                               $  506,767
                                                                    ----------
     Total                                                          $1,241,767
     Percentage Purchased                                                   25%
                                                                    $  310,442
     Less unamortized discount                                      $  110,442
                                                                    ----------
                                                                    $  200,000
                                                                    ==========

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 7. LIMITED PARTNERS CAPITAL CONTRIBUTIONS

     During 1997, in accordance with the terms of a Private Placement Memorandum dated June 3, 1997, the Partnership issued 1,246 units of limited partner interest being offered at $500 per unit for total gross proceeds of $623,000. Costs of $151,600 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $88,530 was paid or accrued to the General Partner for administrative, legal and investment fees. Of the total syndication costs incurred, $42,435 remained unpaid and accrued at December 31, 1997, including $23, 165 to the General Partner.

     During 1998 the Partnership issued 1,104 equal units of limited partner interest, which increased the total units issued to 2,350 of the 2,400 available units, at $500 per unit for a total of $552,000. Costs incurred with syndicating the Partnership of $175,105 have been recorded as a reduction of limited partner contributions. Of the syndication costs, $98,905 was paid to the General Partner for administrative, legal, and investment fees.


NOTE 8. SUBSEQUENT EVENTS

     Note Receivable from Affiliate

     In December 1998, the Partnership endorsed to Sycamore Real Estate Development, Ltd. ("Sycamore") the promissory note from Burlington in the principal amount of $95,500 and the promissory note from Apartment
     Development in the principal amount of $148,000; in exchange Sycamore delivered to the Partnership a new promissory note in the original principal amount of $243,500. The new note matures on December 14, 2003; accrues interest at an annual rate of 12%; is secured by a lien upon certain real and personal property of Villas of Lake Sycamore and is subordinated to the first mortgage which had a balance of approximately $800,000 as of September 30, 1998.

     Investment in Non-Affiliate

     In October 1998, Garden Terrace III restated and amended the $735,000 second mortgage note and created a new second mortgage note in the original principal amount of $506,767 to cover accrued interest. Both notes mature on January 1, 2007 and are secured by a second mortgage on the Garden Terrace III property. The terms of the amended $735,000 second mortgage note remained the same as the prior note except that it provides for additional participation interest (after payment of minimum interest and participation interest) to be payable to the holder of the $506,767 note in an amount equal to 30% of any remaining cash flow from the property. The $506,767 second mortgage note bears interest at an annual rate of 9% payable from excess cash flows after minimum interest of 2% and participation interest of 7% are paid on the $735,000 second mortgage note. Baron Strategic Investment Fund VI, Ltd. ("Strategic VI") and Strategic X, affiliates of the Partnership, own the remaining undivided 75% interest in the notes.

                    BARON STRATEGIC INVESTMENT FUND IX, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 8. SUBSEQUENT EVENTS (Continued)

     Distributions

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $29,750 to the limited partners.


NOTE 9. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                     BARON STRATEGIC INVESTMENT FUND X, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                ASSETS


Cash                                                                $    39,374
Investment in affiliates                                              1,044,317
Notes receivable from affiliates                                        167,500
Advances receivable from affiliate                                        6,500
Accrued interest receivable from affiliates                              39,977
                                                                    -----------

                                                                    $ 1,297,668
                                                                    ===========


              LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Liabilities:
   Accrued syndication costs                                        $    12,900
   Administrative fees payable to general partner                        10,500
   Note payable to affiliate                                            400,000
                                                                    -----------
                                                                        423,400
                                                                    -----------

Commitments, Subsequent Events and Other Matter

Partners' Capital (Deficit):
   General partner                                                          (68)
   Limited partners                                                     874,336
                                                                    -----------
                                                                        874,268

                                                                    $ 1,297,668
                                                                    ===========

                     BARON STRATEGIC INVESTMENT FUND X, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Equity in net income of affiliate                                     $41,647
   Interest income from affiliates                                        54,145
   Other                                                                     600
                                                                         -------
                                                                          96,392
                                                                         -------


Costs and Expenses:
   General and administrative                                             12,784
   Administrative fees to general partner                                 15,500
                                                                         -------
                                                                          28,284
                                                                         -------

Net Loss                                                                 $68,108
                                                                         =======

                     BARON STRATEGIC INVESTMENT FUND X, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                             General      Limited
                                             Partner      Partners       Total
                                             -------      --------       -----

Partners' Capital (Deficit), Beginning      $     (68)   $ 830,641    $ 830,573

Contributions, Net of Syndication Costs                     58,202       58,202

Distributions                                      --      (82,615)     (82,615)

Net Loss                                           --       68,108       68,108
                                            ---------    ---------    ---------

Partners' Capital (Deficit), Ending         $     (68)   $ 874,336    $ 874,268
                                            =========    =========    =========

                     BARON STRATEGIC INVESTMENT FUND X, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
   Net income                                                            $  68,108
   Adjustments to reconcile net loss to net
   cash provided by operating activities:
   Changes in operating assets and liabilities:
            Equity in net income of affiliates                             (41,647)
            Increase in administrative fees payable to general partner       4,500
            Increase in accrued interest receivable from affiliates        (32,355)
            Decrease in accrued syndication costs                          (66,808)
                                                                         ---------
               Net cash used in operating activities                       (68,202)
                                                                         ---------


Cash Flows from Investing Activities:
    Investments in affiliates                                             (440,000)
    Investments in notes receivable from affiliate                          50,000
    Investment in advances receivable from affiliate                       (50,000)
    Advances to affiliates                                                 400,000
                                                                         ---------
               Net cash used in investing activities                       (40,000)
                                                                         ---------

Cash Flows from Financing Activities:
    Partner capital contributions                                           71,550
    Syndication costs paid                                                 (13,348)
    Distributions to limited partners                                      (82,615)
                                                                         ---------
               Net cash provided by financing activities                   (24,413)
                                                                         ---------

Net Decrease in Cash                                                      (132,615)

Cash, Beginning                                                            171,989
                                                                         ---------

Cash, Ending                                                             $  39,374
                                                                         =========

                     BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Investment Fund X, Ltd. ("the Partnership") was initially organized on June 26, 1997 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliate

     Notes receivable from affiliate are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Investments in Affiliates

     The Partnership holds a 43.5% limited partner interest in Crystal Court Properties, Ltd. ("Crystal Court"), a limited partnership which owns a residential apartment property in Jacksonville, Florida. The investment in Crystal Court is accounted for using the equity method of accounting as a result of the Partnership and Crystal Court having the same general partner president and the general partner's ability to exercise significant influence on Crystal Court. As such, the investment in Crystal Court is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

     The Partnership holds a 43% limited partner interest in Pineview Apartments, Ltd. ("Pineview"), a limited partnership which owns a residential apartment property in Orlando, Florida. The investment in Pineview is accounted for using the equity method of accounting as a result of the Partnership and Pineview having the same general partner president and the general partner's ability to exercise significant influence on Pineview. As such, the investment in Pineview is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting.

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of June 26, 1997:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $1,200,000, to be divided into 2,400 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 12.5% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated 50% to the limited partners and 50% to the general partner.

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 12.5% cash-on-cash return; and
     (b) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $1,000 per month through December 31, 2003.

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATES

     In August  1997,  the  Partnership  acquired  certain  receivables  from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Heatherwood Apartments II, Ltd. ("Heatherwood II") were converted into promissory notes as more fully described in the table below.

     Heatherwood II Second Mortgage Note; matures on October 1, 2004; accrues interest at an minimum annual rate of 6% and provides for participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; provides for additional participation interest in an amount equal to 30% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note; secured by a lien upon certain real and personal property of Heatherwood II; subordinated to the first mortgage which had a balance of approximately $710,000 as of September 30, 1998.

                                                                       $325,000

     Unsecured promissory note, representing advances made by the former general partner to Heatherwood II. The note is payable upon demand and bears
     interest at 1% over prime (9.5% as of September 30, 1998).           1,742

     Other   receivables,   related  to  advances  for   refinancing   fees  and
     professional services
                                                                         13,404
                                                                     ----------
                                                                        340,146
     Percentage purchased                                                    42%
                                                                     ----------
                                                                        142,861
     Less discount                                                       25,361
                                                                     ----------
     Notes receivable, net of discount                               $   17,500
                                                                     ==========

NOTE 4. NOTES FROM NON-AFFILIATE

     In January 1998, the Partnership purchased from an unrelated party for $40,000 and a promissory note in the original principal amount of $560,000, an undivided 75% interest in a second mortgage note in the original principal amount of $735,000 (with accrued unpaid interest thereon of $506,767) made by Garden Terrace Apartments III, Ltd. ("Garden Terrace"), a non-affiliate. The second mortgage note matures on January 1, 2007, bears interest at a minimum annual rate of 2% plus participation interest of up to 7% based on the amount of the unpaid principal, payable out of excess cash flow. In February 1998, the Partnership sold to Baron Strategic Investment Fund VI, Ltd., an affiliate, an undivided 20% interest of the Garden Terrace second mortgage note and accrued interest for $160,000.

      Second Mortgage Note                                           $  735,000
      Accrued Interest                                               $  506,767
                                                                     ----------
                                                                     $1,241,767
                                                                     ----------
      Percentage Purchased                                                   55%
                                                                     $  682,972
      Less unamortized discount,                                     $  282,972
                                                                     ----------
      Second mortgage note and accrued interest,
            net of unamortized discount                              $  400,000
                                                                     ==========

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 5. INVESTMENT IN AFFILIATE

     The following is a summary of the financial position and results of operations of Crystal Court as of and for the nine month period ended September 30, 1998.

     Financial position:
     Rental apartments                                              $1,064,434
     Other assets                                                      242,868
                                                                    ----------
     Total assets                                                   $1,307,302
                                                                    ==========

     Mortgage payable                                               $1,202,529
     Other liabilities                                                  76,811
                                                                    ----------
     Total liabilities                                               1,279,302
                                                                        27,962
                                                                    ----------
     Partners' capital                                               1,307,302

     Results of operations:
     Revenues                                                       $  204,310
     Costs and expenses                                                186,511
                                                                    ----------
     Net income                                                     $   17,799
                                                                    ==========

     The following is a summary of the financial position and results of operations of Pineview as of and for the nine month period ended September 30, 1998.

     Financial position:
        Rental apartments                                          $ 1,815,945
        Other assets                                                   214,580
                                                                   -----------
           Total assets                                            $ 2,030,525
                                                                   ===========

     Mortgage payable                                              $ 1,593,060
     Other liabilities                                                 511,529
                                                                   -----------
        Total liabilities                                            2,104,589

     Partners' capital                                                 (74,064)

     Results of operations:
        Revenues                                                   $   307,211
        Costs and expenses                                             234,773
                                                                   -----------
        Net income                                                 $    72,438
                                                                   ===========

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. ADVANCES RECEIVABLE FROM AFFILIATE

     During 1998, the Partnership provided funding to an affiliate by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12% per annum. The balance of $6,500 remained outstanding from Heatherwood II as of September 30, 1998.


NOTE 7. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

     During 1997, in accordance with the terms of a Private Placement Memorandum, dated June 26, 1997, the Partnership issued 2,256 units of limited partner interest units at $500 per unit for gross proceeds of $1,128,000. Costs of $268,260 incurred in connection with syndicating the limited partnership were recorded as a reduction of limited partners' capital contributions. Of the $268,260 in syndication costs incurred in 1997, the Partnership paid $93,742 to and accrued $70,258 for its general partner for administrative, legal and investment fees.

     During 1998,  the  Partnership  issued 144 units at $500 per unit for gross proceeds of $72,000. Costs of $15,800 incurred in connection with syndicating the limited partners were recorded as a reduction of limited partners' contributions in 1998.


NOTE 8. SUBSEQUENT EVENTS

     Investment in Non-Affiliate

     In October 1998, Garden Terrace III restated and amended the $735,000 second mortgage note and created a new second mortgage note in the original principal amount of $506,767 to cover accrued interest. Both notes mature on January 1, 2007 and are secured by a second mortgage on the Garden Terrace property The terms of the $735,000 second mortgage note are as described above in Note 4 except that the restated note provides for additional participation interest (payable to the holder of the $506,767 second mortgage note) in an amount equal to 20% of any available cash flow remaining after payment of minimum interest and participation interest. The $506,767 second mortgage note bears interest at an annual rate of 9% payable from excess cash flows after 2% minimum interest and 7% participation interest has been paid on the $735,000 second mortgage note. Baron Strategic Investment Fund VI, Ltd. ("Strategic VI") and Baron Strategic Investment Fund IX, Ltd. ("Strategic IX"), affiliates of the Partnership, own the remaining undivided 45% interest on the notes.

     Distributions

     Subsequent to September 30, 1998 the partnership distributed $30,000 to the limited partners.

                    BARON STRATEGIC INVESTMENT FUND X, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 9. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                      BARON STRATEGIC VULTURE FUND I, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                ASSETS


Cash                                                                    $ 31,922
Notes receivable from affiliates                                         612,000
Accrued interest receivable from affiliates                               68,898
                                                                        --------

                                                                        $712,820
                                                                        ========


                   LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
    Advances payable to affiliate                                         64,000
   Administrative fees payable to general partner                       $ 14,500
    Accrued interest payable                                               2,900
                                                                        --------
                                                                          81,400
                                                                        --------

Commitments, Subsequent Events and Other Matter

Partners' Capital:
   General partner                                                            81
   Limited partners                                                      631,339
                                                                        --------
                                                                         631,420
                                                                        --------

                                                                        $712,820
                                                                        ========

                      BARON STRATEGIC VULTURE FUND I, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Interest income from affiliates                                       $59,248
   Other                                                                     354
                                                                         -------
                                                                          59,602
                                                                         -------

Costs and Expenses:
   General and administrative                                             16,870
                                                                         -------
                                                                          16,870
                                                                         -------

Net Income                                                               $42,732
                                                                         =======

                      BARON STRATEGIC VULTURE FUND I, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                          General       Limited
                                          Partner       Partners        Total
                                          -------       --------        -----

Partners' Capital, Beginning             $      81     $ 656,107      $ 656,188

Distributions                                   --       (67,500)       (67,500)

Net Income                                      --        42,732         42,732
                                         ---------     ---------      ---------

Partners' Capital, Ending                $      81     $ 631,339      $ 631,420
                                         =========     =========      =========

                      BARON STRATEGIC VULTURE FUND I, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



Cash Flows from Operating Activities:
   Net income                                                            $ 42,732
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates         1,086
            Decrease in administrative fees payable to general partner      4,500
             Decrease in accrued interest payable                           2,900
                                                                         --------
               Net cash used in operating activities                       51,218
                                                                         --------


Cash Flows from Financing Activities:
   Advances to affiliates                                                  47,000
                                                                         --------
               Net cash used in investing activities                       47,000
                                                                         --------

Cash Flows from Financing Activities:
    Limited partners' distributions                                       (67,500)
                                                                         --------
               Net cash provided by financing activities                  (67,500)
                                                                         --------

Net Increase in Cash                                                       30,718

Cash, Beginning                                                             1,204
                                                                         --------

Cash, Ending                                                             $ 31,922
                                                                         ========

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Baron Strategic Vulture Fund I, Ltd. ("the Partnership") was initially organized on April 9, 1996 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $900,000, to be divided into 1,800 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the allowance for impairment and the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of April 24, 1996:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $900,000, to be divided into 1,800 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 15% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the excess, if any, will be allocated to the general partner.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions (Continued)

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 10% cash-on-cash return; (b) the general partner until the total amount distributed to them when added to all prior distributions of distributable cash and net proceeds made to it, is equal to the sum of its capital contribution plus an annual 10% cash-on-cash return and; (c) the balance, if any, is distributed 50% to the limited partners and 50% to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $500 per month through December 31, 2003. No fees were incurred in 1998.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

     In January 1997,  the  Partnership  acquired  certain  receivables  from an unrelated entity at a discount from the face amount thereof. The receivables, which included notes receivable and accrued interest due from Curiosity Creek Apartments, Ltd. ("Curiosity Creek"), were converted into promissory notes as more fully described in the table below:

     Curiosity Creek Second Mortgage Note; matures on April 1, 2007; accrues interest at an minimum annual rate of 6% and provides for participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flow, as defined in the note; provides for additional participation interest in an amount equal to 30% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note;
     secured by a lien upon certain real and personal property of Curiosity Creek; subordinated to the first mortgage which had a balance of approximately $1,188,000 as of September 30, 1998.
                                                                      $ 807,560

     Unsecured promissory note, representing advances made by the former general partner to Curiosity Creek. The note is payable upon demand and bears
     interest at 1% over prime (9.5% as of September 30, 1998).         414,280


     Unsecured promissory note, representing advances made by the former general partner to Curiosity Creek. The note is payable upon demand and bears interest at 12.5%.

                                                                        416,000

     Other   receivables,   related  to  advances  for   refinancing   fees  and
     professional services.

                                                                         29,732
                                                                     ----------
                                                                      1,667,672
     Percentage purchased                                                 73.73%
                                                                     ----------
                                                                      1,229,575
     Less discount                                                      617,575
                                                                     ----------
     Notes receivable, net of discount                               $  612,000
                                                                     ==========

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE (Continued)

     See Note 6 regarding a subsequent amendment to the second mortgage.


NOTE 4. NOTES PAYABLE FROM AFFILIATE

     Advances Payable to Affiliates

     In 1998, the Partnership received loans of $19,500 and $44,500, from affiliate partnerships Baron Strategic Investment Fund IV, Ltd., and Baron Strategic Investment Fund V, Ltd., respectively. The loans bear interest at 12% and are due on demand.


NOTE 5. ADVANCES TO AFFILIATE

     During 1998, the Partnership provided funding to an affiliate by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and accrue interest at 12%. The balance of $14,513 remained outstanding from Curiosity Creek as of September 30, 1998.


NOTE 6. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

     In 1996, in accordance with the terms of a Private Placement Memorandum dated April 24, 1996, the Partnership issued the 1,800 units of limited partner interest being offered at $500 per unit for total gross proceeds of $900,000. Costs of $209,000 incurred in connection with syndicating the limited partnership units were recorded as a reduction of limited partners' capital contributions. Of the $209,000 in syndication costs, the Partnership paid $119,000 to its general partner for administrative, legal and investment fees.


NOTE 7. SUBSEQUENT EVENTS

     Amendment to Second Mortgage

     In December 1998, Curiosity Creek, the Partnership and Baron Strategic Investment Fund V, Ltd. ("Strategic V"), entered into a mortgage modification agreement pursuant to which the Partnership and Strategic V agreed to set the maturity date of the unsecured notes and advances at April 1, 2007 (the maturity date of the second mortgage note) and Curiosity Creek agreed to secure the unsecured notes and advances under the second mortgage secured by the Curiosity Creek property.

     Distributions

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $90,000 to the limited partners

                      BARON STRATEGIC VULTURE FUND I, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 8. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                         BREVARD MORTGAGE PROGRAM, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                ASSETS


Cash                                                                    $    104
Notes receivable from affiliates                                         474,191
Accrued interest receivable from affiliates                               94,029
                                                                        --------

                                                                        $568,324
                                                                        ========


                  LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 18,000
   Loan Payable to Affiliate                                               1,750
                                                                        --------
                                                                          19,750
                                                                        --------
Commitments, Subsequent Events and Other Matter

Partners' Capital:
   General partner                                                           832
   Limited partners                                                      547,742
                                                                        --------
                                                                         548,574
                                                                        --------

                                                                        $568,324
                                                                        ========

                         BREVARD MORTGAGE PROGRAM, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



Revenues:
   Interest income from affiliates                                       $48,285
   Other                                                                      35
                                                                         -------
                                                                          48,320
                                                                         -------

Costs and Expenses:
   General and administrative                                              3,293
                                                                         -------
                                                                           3,293
                                                                         -------

Net Income                                                               $45,027
                                                                         =======

                         BREVARD MORTGAGE PROGRAM, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                          General       Limited
                                          Partner       Partners        Total
                                          -------       --------        -----

Partners' Capital, Beginning             $     832     $ 545,840      $ 546,672

Distributions                                   --       (43,125)       (43,125)

Net Income                                      --        45,027         45,027
                                         ---------     ---------      ---------

Partners' Capital, Ending                $     832     $ 547,742      $ 548,574
                                         =========     =========      =========

                         BREVARD MORTGAGE PROGRAM, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



Cash Flows from Operating Activities:
   Net income                                                          $ 45,027
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates     (28,935)
                                                                       --------
               Net cash used in operating activities                     16,092
                                                                       --------

Cash Flows from Investing Activities:
   Advances to affiliates                                                 1,750
                                                                       --------
               Net cash used in investing activities                      1,750
                                                                       --------

Cash Flows from Financing Activities:
   Limited partners' distributions                                      (43,125)
                                                                       --------
               Net cash provided by financing activities                (43,125)
                                                                       --------

Net Increase in Cash                                                    (25,283)

Cash, Beginning                                                          25,387
                                                                       --------

Cash, Ending                                                           $    104
                                                                       ========

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Brevard Mortgage Program, Ltd. ("the Partnership") was initially organized on November 14, 1995 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $575,000, to be divided into 575 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt financing to existing affiliated limited partnerships owning residential apartment communities located in Florida.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the year the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Notes Receivable from Affiliates

     Notes receivable from affiliates are recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates as to which it is reasonably possible that a change in the estimate could occur in the near term relates to the collectibility of the notes receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership ("the Agreement") made and entered into as of December 8, 1995.

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $575,000 to be divided into 575 units of limited partnership units. A capital account is maintained for each partner.

     Term

     The Partnership will continue through December 31, 2025, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 99% of the distributable cash; and (b) to the general partner who will receive 1% of the distributable cash.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Distributions (Continued)

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the entire principal amount of the purchased second mortgage loan has been repaid; and (b) the balance, if any, is distributed to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; (e) the repayment in full of all loans made by the Partnership, unless the Partnership thereafter continues to own non-loan assets; and (f) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $750 per month through December 31, 2002.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

     The Partnership had the following receivables from Florida Opportunity Income Partners II, Ltd. ("FOIP II") at September 30, 1998:


                                                           Notes      Accrued
                                                         Receivable   Interest
                                                         ----------   --------

     Notes receivable, net of discount                    $450,000   $ 78,318(a)
     Advances                                               24,191     15,711(b)
                                                          --------   --------
                                                          $474,191   $ 94,029
                                                          ========   ========

     (a) In December 1995, the Partnership acquired certain receivables from an unrelated entity at a discount from the face amount thereof. These receivables, which include notes receivable and accrued interest due from FOIP II, were converted into promissory notes as more fully described in the table below:

          FOIP II Second Mortgage Note matures on July 31, 2001; accrues interest at a minimum annual rate of 6% and provides for participation interest at the rate of 3% per annum based upon the amount of the unpaid principal, which shall be due and payable to the extent that it does not exceed the available cash flows, as defined in the note; provides for additional participation interest in an amount equal to 20% of remaining available cash flow, as defined, which will continue to be made until such time as the collateral has been sold, and which obligation will continue notwithstanding total repayment of the principal amount of the note; is secured by a lien upon certain real and personal property of FOIP II and; is subordinated to a first mortgage, which had a balance of approximately $974,000 as of September 30, 1998.

                                                                     $752,747

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE (Continued)

     Unsecured promissory note representing advances made by the former general partner to FOIF II. The note matures October 1, 2007 and bears an annual interest rate of 1% over prime (9.5% as of September 30, 1998).

                                                                        271,923
                                                                     ----------
                                                                      1,024,670
     Less discount                                                      574,670
                                                                     ----------
     Notes receivable, net of discount                               $  450,000
                                                                     ==========


     See Note 5 regarding a subsequent amendment to the second mortgage.


NOTE 4. ADVANCES TO AFFILIATE

     In 1998, the Partnership provided funding to affiliates by means of advances in an arrangement equivalent to an open ended line of credit. The advances are due on demand and provide for interest at 12% per annum. The balance as of September 30, 1998 are as follows:

     FOIP II                                                            $24,191
                                                                        =======


NOTE 5. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

     During 1996, in accordance with the terms of a Private Placement Memorandum dated December 8, 1995, the Partnership issued the 575 units of limited partner interest being offered at $1,000 per unit for total gross proceeds of $575,000. Costs of $67,500 incurred in connection with syndicating the partnership units were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $10,000 was paid to the General Partner for administrative, legal and investment fees.


NOTE 6. SUBSEQUENT EVENTS

     Distributions to Limited Partners

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $14,375 to the limited partners.

     Amendment to Second Mortgage

     On December 15, 1998 FOIPII restated and amended the second mortgage note and the promissory note and created a new promissory note in favor of the Partnership in the original principal amount of $24,191 (12% annual interest rate) to cover prior advances. The Partnership and FOIPII also entered into a Second Amendment to Open-End Second Mortgage and Security Agreement. Pursuant to these transactions, all of the notes will be secured by the Second Mortgage, and the maturities extended to October 1, 2001. The amendment also provides for additional advances to be secured under a future advance clause up to $500,000 maximum.

                         BREVARD MORTGAGE PROGRAM, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 7. OTHER MATTER

     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                LAMPLIGHT COURT OF BELLEFONTAINE APARTMENTS, LTD.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                ASSETS


Cash                                                                    $     38
Notes receivable from affiliates                                         365,000
Accrued interest receivable from affiliates                              114,985
Advances to affiliates                                                    93,302
                                                                        --------

                                                                        $573,325
                                                                        ========


                  LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
   Administrative fees payable to general partner                       $ 10,500
                                                                        --------


Commitments and Other Matters

Partners' Capital:
   General partner                                                            90
   Limited partners                                                      562,735
                                                                        --------
                                                                         562,825
                                                                        --------

                                                                        $573,325
                                                                        ========

                LAMPLIGHT COURT OF BELLEFONTAINE APARTMENTS, LTD.
                             STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Revenues:
   Interest income from affiliates                                       $50,085
   Other                                                                     157
                                                                         -------
                                                                          50,242
                                                                         -------

Costs and Expenses:
   Administrative fees to general partner                                  6,000
   General and administrative                                              5,312
                                                                         -------
                                                                          11,312
                                                                         -------

Net Income                                                               $38,930
                                                                         =======

                LAMPLIGHT COURT OF BELLEFONTAINE APARTMENTS, LTD.
                         STATEMENT OF PARTNERS' CAPITAL
                      NINE MONTHS ENDED SEPTEMBER 30, 1998



                                          General       Limited
                                          Partner       Partners         Total
                                          -------       --------         -----

Partners' Capital, Beginning             $      90     $ 576,305      $ 576,395

Distributions                                   --       (52,500)       (52,500)

Net Income                                      --        38,930         38,930
                                         ---------     ---------      ---------

Partners' Capital, Ending                $      90     $ 562,735      $ 562,825
                                         =========     =========      =========

               LAMPLIGHT COURT OF BELLEFOUNTAINE APARTMENTS, LTD.
                             STATEMENT OF CASH FLOWS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


Cash Flows from Operating Activities:
   Net income                                                          $ 38,930
   Adjustments to reconcile net income to
      net cash used in operating activities:
         Changes in operating assets and liabilities:
            Increase in accrued interest receivable from affiliates     (37,185)
                                                                       --------
               Net cash used in operating activities                      1,745
                                                                       --------


Cash Flows from Financing Activities:
   Limited partners' distributions                                      (52,500)
                                                                       --------
               Net cash provided by financing activities                (52,500)
                                                                       --------

Net Increase in Cash                                                    (50,755)

Cash, Beginning                                                          50,793
                                                                       --------

Cash, Ending                                                           $     38
                                                                       ========

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Capitalization

     Lamplight Court of Bellefontaine, Ltd. (the "Partnership") was initially organized on February 16, 1996 under the laws of the State of Florida.

     The Agreement of Limited Partnership provides for capital contributions of partners to be comprised of (a) the general partner capital contribution of $90 in cash; and (b) the maximum capital contributions of the limited partners of $700,000, to be divided into 700 equal units of limited partnership interest.

     See Note 2 for a summary of other provisions of the Agreement of Limited Partnership.

     Business

     The Partnership provides debt and equity financing to existing affiliated limited partnerships owning residential apartment communities located in Ohio.

     Revenue Recognition

     Revenue, which consists primarily of interest on notes receivable, is recognized as it becomes due.

     Concentration of Credit Risk

     At various times during the nine months ended September 30, 1998 the Partnership had deposits in financial institutions in excess of the federally insured limits. The Partnership maintains its cash with a high quality financial institution which the Partnership believes limits these risks.

     Note Receivable from Affiliates

     Note receivable from affiliates is recorded at cost, less the related allowance for impairment of such notes receivable. The Partnership accounts for such notes under the provisions of Statement of Financial Accounting Standard No. 114, Accounting by Creditors for Impairment of a Loan, as amended by Statement of Financial Accounting Standard No. 118, Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure. Management, considering current information and events regarding the borrowers' ability to repay their obligations, considers a note to be impaired when it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the note. When a loan is considered to be impaired, the amount of impairment is measured based upon (a) the present value of expected future cash flows discounted at the note's effective interest rate; and (b) the liquidation value of the note's collateral reduced by expected selling costs and other notes secured by the same collateral. Cash receipts on impaired notes receivable are applied to reduce the principal amount of such receivables until the principal has been recovered, and are recognized as interest income thereafter.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Investment in Affiliate

     In 1996, the Partnership acquired certain receivables and a limited partner interest in Independence Village, Ltd. ("Independence Village") from an unrelated entity at a discount from the face amount thereof (see Note 3). As a result, the Partnership holds a 31.7% limited partner interest in Independence Village, a limited partnership which owns a residential apartment property in Bellefontaine, Ohio. The investment in Independence Village is accounted for using the equity method of accounting as a result of the Partnership and Independence Village having the same general partner president and the general partner's ability to exercise significant influence on Independence Village. As such, the investment in Independence Village is carried at cost and adjusted for the Partnership's share of undistributed earnings or losses using the equity method of accounting. At the date of purchase, management estimated the value of the limited partner interest to be insignificant and did not allocate any of the purchase price to the investment.

     Use of Estimates

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities as of the date of the balance sheet and operations for the year then ended. Material estimates, as to which it is reasonably possible that a change in the estimate could occur in the near term, relates to the value of the limited partner interest and the collectibility of the note receivable due from affiliates. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

     Income Taxes

     The Partnership is treated as a limited partnership for federal income tax purposes and as such does not incur income taxes. Instead, its earnings and losses are included in the personal returns of the partners and taxed depending on their personal tax situations. The financial statements do not reflect a provision for income taxes.


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP

     The following is a summary of the significant provisions of the Agreement of Limited Partnership (the "Agreement") made and entered into as of March 7, 1996:

     Capital Contributions of Partners

     The Agreement provides for the general partner to contribute $90 in cash, and maximum capital contributions of the limited partners of $700,000, to be divided into 700 units of limited partnership units. A capital account is maintained for each partner.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Term

     The Partnership will continue through December 31, 2026, unless sooner terminated by law or under certain provisions of the Agreement.

     Distributions

     Cash Distributions

     The Partnership's distributable cash, if any, in each fiscal year will not be reinvested but will be distributed in order of priority to the Partners, if available, quarterly, to (a) the limited partners who will receive 100% of the distributable cash until they have received a 10% non-cumulative annual cash-on-cash return on the aggregate amount of their capital contribution as calculated from each limited partner's admission date; and
     (b) the general partner will receive 100% of the remaining distributable cash.

     Distributions of Net Proceeds

     Net proceeds from the sale or refinancing of the Partnership's assets will not be reinvested but will be distributed to the partners in order of priority after repayment of all indebtedness secured by the assets to (a) the limited partners who will receive 100% of the distributions until the total amount distributed to them, when added to all prior distributions of distributable cash and net proceeds made to them, is equal to the sum of their capital contributions plus an annual 10% cash-on-cash return; and (b) then 31.7% of up to $350,000 of any remaining net proceeds to the limited partners; and (c) the balance, if any, to the general partner.

     Allocation of Income and Loss

     Allocations of all items of income, gain, expense, loss, deduction and credit recognized by the Partnership for federal income tax purposes will be made as follows:

     Income

     The first 100% of income is allocated to the general partner until the profits allocated plus the cumulative profits allocated to the general partner for prior fiscal periods during which a profit was earned by the Partnership equal the cumulative amounts distributable to the general partner under the terms of the distributions of cash and net proceeds. The balance, if any, is allocated to the limited partners.

     Losses

     After giving effect to certain tax provisions, taxable losses are allocated 99% to the limited partners and 1% to the general partner.

                    LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 2. AGREEMENT OF LIMITED PARTNERSHIP (Continued)

     Dissolution

     The Partnership will be dissolved upon (a) the expiration of the term of the Agreement; (b) the determination of the limited partners exercising their voting rights to dissolve the Partnership; (c) the death, resignation, retirement, dissolution, removal, bankruptcy, adjudication of insolvency, or adjudication of insanity or incompetence of the last remaining general partner then in office and the refusal of any successor general partner to replace it, unless the holders of a majority of the units then outstanding vote to continue the Partnership and elect one or more successor general partners willing to serve in such capacity to continue the business of the Partnership; (d) the sale of all or substantially all of the Partnership's property; and (e) the occurrence of any other event which, by law, would require the Partnership to be dissolved.

     Winding Up

     Upon the dissolution of the partnership, the general partner will take full account of the Partnership's assets and liabilities, and the assets will be liquidated as promptly as is consistent with obtaining fair value of the assets, and the proceeds will be applied and distributed (a) first to the Partnership creditors, other than partners; (b) then, any loans owed by the Partnership to the partners shall be paid in proportion thereto; and (c) finally, to the limited partners and the general partner in proportion to their respective positive capital accounts.

     Fees to the General Partner

     Pursuant to a Partnership Administration Contract (the "Contract") between the Partnership and the general partner stipulated in the Agreement, the Partnership retained the general partner to provide administrative services for $500 per month through December 31, 2002.


NOTE 3. NOTES RECEIVABLE FROM AFFILIATE

     In 1996, the Partnership acquired certain receivables and a 31.7% interest in Independence Village from an unrelated entity at a discount from the face amount thereof. The receivables, which included note receivable and accrued interest due from Independence Village, were converted into promissory note as more fully described in the table below.

     Independence Village Second Mortgage Note; matures in December 2006; accrues interest at an annual rate of 9.5%; secured by a lien upon certain real and personal property of Independence Village (the Lamplight Court Property); subordinated to the first mortgage which had a balance of
     approximately $585,000 as of September 30, 1998.                  $585,000

     Less discount                                                      220,000
                                                                       --------
     Note receivable, net of discount                                  $365,000
                                                                       ========

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 3. NOTE RECEIVABLE FROM AFFILIATE (Continued)

     The second mortgage matures on December 1, 1998, and may be extended at the option of Independence Village by payment of a fee equal to 1% of the loan's initial principal amount of $585,000.


NOTE 4. ADVANCES RECEIVABLE FROM AFFILIATE

     In 1996 and during 1997, the Partnership provided funding to Independence Village by means of advances in an arrangement equivalent to an open ended line of credit advances. The outstanding advances are due on demand and accrue interest at 12% per annum. The balance of $93,302 remained outstanding as of September 30, 1998.


NOTE 5. INVESTMENT IN AFFILIATE

     The following is a summary of the financial position and results of operations of Independence Village as of and for the nine months ended September 30, 1998.

     Financial position:
        Rental apartments                                          $   823,912
        Other assets                                                   217,953
                                                                   -----------
           Total assets                                            $ 1,041,865
                                                                   ===========

        Mortgage payable                                           $ 1,676,259
        Other liabilities                                              424,947
                                                                   -----------
           Total liabilities                                         2,101,206

        Partners' deficiency                                        (1,059,341)
                                                                   -----------
                                                                   $ 1,041,865
                                                                   ===========
     Results of operations:
        Rent Income                                                    179,564
        Costs and expenses                                             156,520
                                                                   -----------
        Net loss                                                   $   123,044
                                                                   ===========

     As discussed in Note 1, upon acquisition of certain receivables and the limited partnership interest in Independence Village, the Partnership did not allocate any of the purchase price to the investment in affiliate. The Partnership has deferred recognition of its proportionate share of net losses because there is no personal obligation to fund the resulting negative limited partner's capital account balance. Future net income, if any, will not be recognized until such time as the limited partner's capital account becomes a positive balance.

                     LAMPLIGHT COURT OF BELLEFONTAINE, LTD.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)


NOTE 6. LIMITED PARTNERS' CAPITAL CONTRIBUTIONS

     During 1996, in accordance with the terms of a Private Placement Memorandum dated March 7, 1996, the Partnership issued 700 units of limited partnership interest units at $1,000 per unit for total gross proceeds of $700,000. Costs of $120,000 incurred in connection with syndicating the partnership were recorded as a reduction of limited partners' capital contributions. Of the syndication costs, $57,000 was paid to the General Partner for administrative, legal and investment fees.


NOTE 7. SUBSEQUENT EVENTS

     Distribution

     Subsequent to September 30, 1998, the Partnership made distributions of approximately $17,500 to the limited partners.

     Amendment to Second Mortgage

     In December 1998, Independence Village and the Partnership entered into a mortgage modification agreement under which the Partnership agreed to set the maturity date on the unsecured indebtedness at December 2006, in exchange for the agreement of Independence Village to secure its repayment obligations on the unsecured indebtedness with a second mortgage on the Lamplight Court property.


NOTE 8. OTHER MATTER


     In connection with a proposed Exchange Offering, Baron Capital Properties, L.P. ("the Operating Partnership"), a partnership under common control, will offer to exchange Operating Partnership Units to the limited partners of the Partnership in exchange for their limited partner interests. These units are exchangeable for an equivalent number of common shares of beneficial interest in Baron Capital Trust, a real estate investment trust under common control, for whom Baron Capital Properties, L.P. is the operating partnership. Subject to the completion of the proposed Exchange Offering, the Trust and the Operating Partnership will account for the acquisition of the limited partnership interests in the offering on the purchase method and therefore record the assets acquired and the liabilities assumed at their fair value at the date of acquisition.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on February 11, 1999.


                                   BARON CAPITAL PROPERTIES, L.P.

                                   By:  Baron Capital Trust,
                                           General Partner
                                   By:  Baron Advisors, Inc.,
                                           Managing Shareholder

                                   By:  /s/Gregory K. McGrath
                                        ------------------------------------
                                           Gregory K. McGrath, President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registrant's Registration Statement has been signed by the following person in the capacity and on the date stated.



         Name                             Title                     Date
         ----                             -----                     ----


/s/Gregory K. McGrath   Chief Executive Officer of            February 11, 1999
----------------------  Baron Advisors, Inc.,
Gregory K. McGrath      Managing Shareholder of Baron Capital
                        Trust, General Partner of Registrant

                                INDEX TO EXHIBITS

Exhibit                                                                                        Sequential
Number                                     Document Description                                Page No.
------                                     --------------------                                --------
3.1*                Certificate of Limited Partnership of the Registrant.                       --


3.2*                Agreement of Limited Partnership of Registrant, dated as of May 15, 1998
                    (incorporated herein by reference to Exhibit  10.6 to Amendment No. 3 to the Form SB-2 Registration Statement of Baron Capital Trust filed with the Securities and Exchange Commission on May 15, 1998 (Registration No.
                    333-35063).                                                                 --

4.1*                Form of Unit Certificate                                                    --

5.1*                Form of Opinion of Schoeman, Marsh & Updike, LLP as to legality of
                    securities being registered                                                 --


5.2*                Form of Opinion of Keating, Muething & Klekamp P.L.L. on certain tax
                    matters                                                                     --

10.1*               Trust Management Agreement, dated as of May 15, 1998, between the
                    Registrant and Baron Advisors, Inc. (incorporated herein by reference to
                    Exhibit 10.1 to Amendment No. 3 to the Form SB-2 Registration Statement
                    of Baron Capital Trust filed with the Securities and Exchange Commission
                    on May 15, 1998 (Registration No. 333-35063).                               --

10.2*               Amended and Restated Declaration of Trust for Baron Capital Trust made
                    as of  August 11, 1998                                                      --

10.3*               Indemnification Agreement among the Registrant, Baron Capital Trust (its
                    General Partner), officers of the Registrant and trustees, officers and members of the Board of Baron Capital Trust and such other persons as
                    Baron Capital Trust may designate (included in Section 7.7 of the           --
                    Agreement of Limited Partnership of the Registrant attached hereto as
                    Exhibit 3.2)


10.4*               Amended and Restated Security Escrow Agreement dated as of May 15, 1998 among Gregory K. McGrath, Robert S. Geiger, Baron Capital Trust
                    and American Stock Transfer & Trust Company                                 --

10.5*               Founders' Subscription Agreement                                            --


23.1*               Consent of Schoeman, Marsh & Updike, LLP (included in the opinion filed
                    as Exhibit 5.1 to this Registration Statement).                             --

23.2*               Consent of Keating, Muething & Klekamp, P.L.L. (included in the opinion
                    filed as Exhibit 5.2 to this Registration Statement).                       --

99.1                Consent of Elroy D. Miedema, Certified Public Accountant.                  ____

99.2                Consents of Rachlin Cohen & Holtz, Independent Certified Public
                    Accountants.                                                               ____


99.3*               Prior Performance Table VI: Acquisitions of Properties by Program
                    required under Guide 5 relating to preparation of registration
                    statements relating to interests in real estate limited partnerships.       --


99.4*               Consent of Consortium Appraisal, Inc. and Consortium Appraisal and
                    Consulting Services, Inc., Appraisal Firms                                  --

99.5*               Consent of Richards Appraisal Service, Inc., Appraisal Firm                 --


99.6*               Appraisal Reports Relating to Exchange Properties                           --



*    Previously filed
